Exhibit p(i)

                              JOINT CODE OF ETHICS
                              EFFECTIVE: 10/31/2005

I.   BACKGROUND

     1. This Joint Code of Ethics (Code) has been adopted by USAA Investment Management Company (IMCO), USAA Shareholder Account Services (SAS) and each of the USAA FUNDS (as defined in Appendix A) in order to comply with Rule 17j-1 under the Investment Company Act of 1940 and Rule 204A-1 under the Investment Advisers Act of 1940 which require that every investment company and investment adviser adopt such a Code in order to regulate the personal investing activities of their personnel.

     2. The purposes of this Code are to implement the provisions of Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of 1940, as amended, in particular to prohibit fraudulent, deceptive or manipulative acts by personnel covered by this Code in connection with their personal transactions in: (i) COVERED SECURITIES held or to be acquired by the USAA FUNDS or other clients of IMCO (other IMCO-managed accounts) and
          (ii) REPORTABLE USAA FUNDS, and to avoid conflicts of interest so that the best interests of investors in the USAA FUNDS and other clients of IMCO as well as USAA members and customers will be served.

     3. In adopting this Code, the Code of Ethics Committee and the Boards of Directors/Trustees (hereinafter Board of Directors) of the USAA FUNDS emphasize that all persons covered by this Code must agree:

          (a) to place the interests of USAA FUND shareholders and other IMCO-managed accounts above their own personal interests;

          (b)  to refrain, in the conduct of all of their personal affairs, from
               taking   any   inappropriate   advantage   of  their   roles  and
               responsibilities with IMCO, SAS and the USAA Funds;

          (c)  to comply with the FEDERAL SECURITIES LAWS; and

          (d) to conduct all "personal securities transactions" so as to fully comply with the provisions of this Code in order to avoid any actual or even apparent conflict or claim of a conflict of interest or abuse of such person's roles and responsibilities with IMCO, SAS and the USAA Funds.

     4.   This Code is intended  to be  administered  together  with the "Policy
          Statement Concerning Insider Trading" (the IMCO Insider Trading Policy) as adopted and revised, from time to time, by the Code of Ethics Committee, and the USAA FUNDS' "Disclosure of Portfolio Holdings Policy" as adopted and revised, from time to time, by the USAA FUNDS' Board of Directors. In additin, you may be subject to other

          USAA Policies such as, among others, the "USAA Code of Business Ethics and Conduct" and the USAA Honor Code."

     5. In adopting this Code, the Code of Ethics Committee and the USAA Funds' Boards of Directors have considered:

          (a) how the Code's restrictions and procedures as to compliance should be framed in light of IMCO's and SAS's legal and ethical obligations to the USAA FUNDS and all other IMCO-managed accounts;

          (b) the overall nature of the operations of IMCO, SAS, and the USAA FUNDS; and

          (c) issues and concerns raised by transactions in different kinds of securities, and by the personal securities transactions of different categories of personnel having access to non-public information (including PORTFOLIO MANAGERS, analysts, traders, fund accountants, other INVESTMENT PERSONNEL, and all ACCESS PERSONS in general).

     6. The Code of Ethics Committee and the Boards of Directors have determined that the Code contains provisions reasonably necessary to prevent ACCESS PERSONS from engaging in UNLAWFUL ACTIONS or IMPERMISSIBLE CONDUCT and provides for the fair, just and equitable treatment of all of the officers, directors and employees who will be affected by this Code.

II.  DEFINITIONS

     For the definitions of bolded terms used throughout this Code, see Appendix A.

III. CODE OF ETHICS COMMITTEE

      1. PURPOSE, AUTHORITY AND RESPONSIBILITIES
          A Code of Ethics Committee (Committee) has been established which has authority and responsibility to interpret, adopt and implement procedures designed to ensure compliance with this Code. The Corporate Governance Committees of the USAA FUNDS receive recommendations from the Code of Ethics Committee concerning the interpretation, adoption of amendments and implementation of procedures designed to ensure compliance with the Code by the USAA FUNDS.

          The Committee shall perform an annual review of the Code and the IMCO Insider Trading Policy to discuss (1) what, if any, changes to the Code or the IMCO Insider Trading Policy may be appropriate; and (2) compliance with the Code or the IMCO Insider Trading Policy over the previous year.

          Upon completion of the annual review, the CHIEF COMPLIANCE OFFICER, on behalf of the Committee and the Funds, shall prepare an annual written report to the USAA FUNDS' Boards of Directors that at a minimum (1) summarizes existing procedures contained in the Code and the IMCO Insider Trading Policy and any changes in the procedures made during the past year; (2) describes any issues arising under the Code or procedures since the last report to the Boards of Directors, including, but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations; (3) identifies any recommended changes in existing restrictions or procedures based upon experience under the Code or IMCO Insider Trading Policy, evolving industry practices, or developments in applicable laws or regulations; and (4) certifies that the USAA FUND, investment adviser or principal underwriter, as applicable, has adopted procedures reasonably necessary to prevent ACCESS PERSONS from violating the Code.

          In conjunction with its annual review of the Code, the Committee also shall provide a report to the Corporate Governance Committees of the USAA Funds summarizing the provisions of the Code as they apply to the DISINTERESTED DIRECTORS/TRUSTEES and proposing any changes to the Code as it applies to DISINTERESTED DIRECTORS/TRUSTEES.

          The Committee Charter contains provisions that will be of interest to all persons covered by this Code. Copies of the Charter will be furnished by the CHIEF COMPLIANCE OFFICER upon request and should be treated as the confidential property of USAA.

      2. VIOLATIONS; INVESTIGATIONS; EMPLOYMENT-RELATED SANCTIONS; AND DISGORGEMENT
          The office of the Chief Compliance Officer is granted authority to issue a letter of caution or warning for any violation of the substantive or procedural requirements of this Code. All letters of caution issued will be provided to the Committee on a quarterly basis.

          The Committee Charter authorizes the Committee to investigate as well as to conduct informal hearings (including the power to call individuals as witnesses) to determine whether violations of this Code have been committed by any persons subject thereto. In the event that a substantive violation of this Code is determined to have occurred, the Charter grants the Committee authority to impose certain employment-related sanctions listed therein.

          Authority is also granted to the Committee to issue directions, by way of disgorgement of any security or money, and to take whatever further enforcement action the Committee deems prudent and necessary to see that violations are fully and adequately rectified.

IV.  AFFIRMATIVE OBLIGATIONS

     1.   The CHIEF COMPLIANCE OFFICER (or such officer's designee) shall:

          (a) maintain a list of all ACCESS PERSONS, to be updated as soon as practicable, but no less frequently than on a monthly basis; and

          (b) issue timely notice to all employees of their addition to, or removal from, such list.

      2.  REPORTING PERSONS
          Upon initial employment or association with IMCO, SAS or other entity designated by the CHIEF COMPLIANCE OFFICER (SEE sub-paragraphs (a) and (b) below), and no less frequently than annually thereafter (SEE sub-paragraphs (a) to (c) below), all REPORTING PERSONS shall be informed of all reporting obligations required by this Code and shall:

          (a) affirm in writing (which may be done electronically) their receipt of, familiarity with, understanding of, and agreement to comply with:

               (i)   those provisions of this Code that pertain to them;

               (ii)  all provisions of the IMCO Insider Trading Policy; and

               (iii) all provisions of the Disclosure of Portfolio Holdings
                     Policy.

          (b) agree in writing (which may be done electronically) to report any violations of this Code to the CHIEF COMPLIANCE OFFICER and cooperate  with any  investigations  or  inquiries  to  determine whether substantive violations of this Code, or of the above-referenced related policy statement, have occurred.

          (c) certify in writing (which may be done electronically) compliance with those provisions of this Code (including, in particular, the brokerage and/or Reportable USAA Fund account and transaction reporting requirements of the Code), and the above-referenced related policy statement, at all times since the effective date of such person's last such certification.

     3.   INTERESTED ACCESS PERSONS
          All INTERESTED ACCESS PERSONS shall make prompt oral or written disclosure to the CHIEF COMPLIANCE OFFICER as well as the department head in his or her area of the firm of any actual or apparent material conflict(s) of interest which the INTERESTED ACCESS PERSON may have with regard to any COVERED SECURITY in which he or she has a direct or indirect BENEFICIAL OWNERSHIP (see Appendix B) interest and which he or she knows, or has reason to know, is the subject of a buy, sell or hold recommendation to or concerning any USAA FUND or other IMCO-managed account.

 V.  RESTRICTIONS AS TO GIFTS, ETC. AND DIRECTORSHIPS

     1.   GIFTS, GRATUITIES, FAVORS, AWARDS OR OTHER BENEFITS

          In addition to those provisions of the USAA Conflicts Policy and NASD Conduct Rules relating to the receipt of gifts and other benefits, all REPORTING PERSONS other than DISINTERESTED DIRECTORS/TRUSTEES are prohibited from receiving any gift, gratuity, favor, award or other item or benefit having a market value in excess of $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of IMCO, SAS or any USAA FUND. Business-related entertainment such as meals, tickets to the theater or a sporting event which are infrequent and of a non-lavish nature are excepted from this prohibition.

     2.   DIRECTORSHIPS.

          (a)  GENERAL RULE
               INTERESTED ACCESS PERSONS are and shall hereby be prohibited from serving on the board of directors of any publicly traded company absent prior written approval by the Code of Ethics Committee.

          (b)  APPLICATIONS FOR APPROVAL
               Applications for approval of service as a director of a publicly traded company shall be directed, in writing, to the office of the CHIEF COMPLIANCE OFFICER for prompt forwarding to the Code of Ethics Committee. In dealing with such applications, the Committee shall consider all factors which it deems to be pertinent to the request. Approvals, once granted, may be revoked, in the discretion of the Committee, at any time and upon no prescribed advance notice.

          (c)  SUBSEQUENT INVESTMENT MANAGEMENT ACTIVITIES
               Whenever any INTERESTED ACCESS PERSON is granted approval to serve as a director of a publicly traded company he or she shall personally refrain from participating in any deliberations, recommendations, or considerations of whether or not to recommend that any securities of that company be purchased, sold or retained in the investment portfolio of any USAA FUND or other IMCO-managed account. All appropriate PORTFOLIO MANAGERS are to be advised in writing by the CHIEF COMPLIANCE OFFICER that specific INTERESTED ACCESS PERSON is to be excluded from such decisions.

VI.  RESTRICTIONS ON PERSONAL INVESTING ACTIVITIES

     1.   REPORTABLE USAA FUNDS
          All persons covered by this Code must always conduct their personal investing activities in REPORTABLE USAA FUNDS in which they have any direct or indirect Beneficial Ownership lawfully, properly and responsibly, and are encouraged to adopt long-term investment strategies in REPORTABLE USAA Funds that are consistent with their financial resources and objectives. IMCO, SAS, and the USAA Funds discourage short-term trading strategies.

          ACCESS PERSONS must hold their investments in REPORTABLE USAA FUNDS in brokerage accounts with USAA Investment Management Company or in accounts with the REPORTABLE USAA FUNDS' transfer agent, unless otherwise approved by the CHIEF COMPLIANCE OFFICER (or such officer's designee).

          EXCESSIVE TRADING in REPORTABLE USAA FUNDS by ACCESS PERSONS is not permitted. Any ACCESS PERSON covered by this Code who is identified as having engaged in EXCESSIVE TRADING in REPORTABLE USAA FUNDS will be reported to the Code of Ethics Committee for a determination of disciplinary action under Section


          III. 2. unless such person can demonstrate to the Code of Ethics Committee in writing that a BONA FIDE and sufficient personal or family economic hardship exists warranting the gravity of an exception.

     2.   INITIAL PUBLIC OFFERINGS
          No INTERESTED ACCESS PERSON or IMCO-NASD REGISTERED EMPLOYEE shall effect or be permitted to effect the purchase of a security from the issuer, or any member of the underwriting syndicate or selling group, in and during the course of any INITIAL PUBLIC OFFERING by or on behalf of the issuer of such security.

     3.   INVESTMENT OR OTHER SIMILAR CLUBS OR GROUPS
          Participation by REPORTING PERSONS in any investment or other similar club requires advance authorization by, and continuous compliance with such terms and conditions as the Chief Compliance Officer may impose.

     4.   LIMITED OFFERING TRANSACTIONS

          (a)  GENERAL RULE
               No INTERESTED ACCESS PERSON may purchase a security in a LIMITED OFFERING transaction without obtaining the advance written approval of the CHIEF COMPLIANCE OFFICER. The "Approval of Investment in Limited Offering" form is available on the IMCONet under the "Regulatory" link.

          (b)  EXCEPTION
               In determining whether or not to grant approval of participation in a LIMITED OFFERING, the CHIEF COMPLIANCE OFFICER is directed to consider, among any other pertinent factors:

               (i) whether the investment opportunity is available to, and should be reserved solely for, the USAA FUNDS or other IMCO-managed accounts; and

               (ii) whether the opportunity is or seems to have been made available to the ACCESS PERSON due to or by virtue of the position which he or she holds with IMCO and/or the USAA FUNDS.

          (c) SUBSEQUENT INVESTMENT MANAGEMENT ACTIVITIES

               (i) INTERESTED ACCESS PERSONS who are granted advance written approval to purchase a security in a LIMITED OFFERING transaction shall timely comply with the continuing disclosure requirements of paragraph IV.3 above in connection with any actual or apparent conflict(s) of interest that might otherwise arise should IMCO, any USAA FUND or any other IMCO-managed account consider for purchase, sale or retention of any security whatsoever issued by the same issuer.

               (ii) In adopting this Code, IMCO acknowledges its responsibility to monitor activities of the firm and those of its INTERESTED ACCESS PERSONS to ensure that investment decisions on behalf of the USAA FUNDS and/or any other IMCO-managed account relating to any COVERED SECURITY whatsoever of an issuer with respect to which an INTERESTED ACCESS PERSON has obtained pre-acquisition approval will be subject to independent review by senior IMCO INVESTMENT PERSONNEL having no personal interest in the issuer or any of its securities.

     5.   PERSONAL COVERED SECURITIES TRANSACTION "BLACK-OUT" TRADING
          RESTRICTIONS

          (a)  PROHIBITED TRADING "BLACK-OUT" PERIODS
               The following categories of personnel are subject to the following self-operative restrictions upon execution of personal securities transactions by or on their behalf:

               (i) "PENDING ORDER" RESTRICTION Subject only to the exceptions noted in sub-paragraph (b) below, no PRE-CLEARANCE PERSONNEL or AFFECTED ACCESS PERSON may effect a personal securities transaction in a COVERED SECURITY with respect to which any USAA Fund or other IMCO-managed account has outstanding a purchase or sale order (the PENDING order) regarding the same COVERED SECURITY or any EQUIVALENT COVERED SECURITY.

               (ii) 14-DAY RESTRICTION No PORTFOLIO MANAGER may effect a personal securities transaction within seven calendar days before, or seven (7) calendar days after, the trade date of a purchase or sale of the same COVERED SECURITY or any EQUIVALENT COVERED SECURITY by or on behalf of any USAA Fund or other IMCO-managed account for which he or she serves as PORTFOLIO MANAGER.

               In the event that a personal securities transaction is effected in contravention of either of the two foregoing restrictions, the PRE-CLEARANCE PERSONNEL, AFFECTED ACCESS PERSON, or PORTFOLIO MANAGER involved shall, as soon as practicable after becoming aware of the violative nature of his or her personal transaction (IRRESPECTIVE OF ANY PRE-EXECUTION CLEARANCE WHICH MAY HAVE BEEN PREVIOUSLY GRANTED FOR THE TRANSACTION), promptly
               (1) advise the office of the CHIEF COMPLIANCE OFFICER of the violation, and (2) comply with whatever directions, by way of disgorgement, which the CHIEF COMPLIANCE OFFICER may issue in order for the violation to be fully and adequately rectified.

          (b)  EXCEPTIONS TO THE "PENDING ORDER" TRADING RESTRICTION
               The CHIEF COMPLIANCE OFFICER (or such officer's designee) may and is hereby authorized to grant, absent circumstances inconsistent with the recitals to this Code, exception and relief to PRE-CLEARANCE PERSONNEL or AFFECTED ACCESS PERSONS from the trading restriction established by sub-paragraph (a)(i) above where the pending order relates to the common stock of an issuer included within the Standard & Poor's 500 Composite Stock Index, AND the PRE-CLEARANCE PERSONNEL or AFFECTED ACCESS PERSON'S requested trade does not, when aggregated with any and all such other like trades in the same COVERED SECURITY or any EQUIVALENT COVERED SECURITY during the previous thirty (30) calendar days, exceed a total of 500 shares.

     6. SHORT-TERM MATCHED PROFIT ON COVERED SECURITIES TRANSACTIONS FOR PRE-CLEARANCE PERSONNEL.

          (a)  PROHIBITED TRANSACTIONS
               Subject  to  the  exceptions   noted   immediately   below,   no
               PRE-CLEARANCE PERSONNEL shall engage in any SHORT-TERM MATCHED PROFIT TRANSACTION within the meaning of this Code.

               (i) PRE-CLEARANCE PERSONNEL should note that this prohibition is intended to apply to all instances of short-term (i.e., 60 calendar days or less) security "short-selling," as well as short-term investment activities (of a hedging, as well as a speculative nature) in or involving options.

          (b)  EXCEPTIONS
               The  CHIEF  COMPLIANCE   OFFICER  may,  and  is  hereby  granted
               authority to determine, in his or her discretion, to except a given personal securities transaction from the prohibition established by the foregoing sub-paragraph in cases where:

               (i) the transaction, and any earlier personal securities transaction with which it may be matched over the most recent 60 calendar days, do not appear to evidence actual abuse of a conflict of interest with any USAA FUND or other IMCO-managed account (as, for example, where the COVERED SECURITY(IES) involved have not recently been held, traded or actively considered for investment or trading by such accounts); or

               (ii) the PRE-CLEARANCE PERSONNEL demonstrate that a BONA FIDE and sufficient personal or family economic hardship exists warranting the granting of such an exception.

               Exceptions should be granted only upon meritorious circumstances and, if granted, are to be promptly reported, in writing, to the Code of Ethics Committee.

VII. PRE-EXECUTION CLEARANCE OF PERSONAL COVERED SECURITIES TRANSACTIONS

     1.   REQUIREMENT TO SEEK AND OBTAIN PRE-EXECUTION CLEARANCE
          All PRE-CLEARANCE PERSONNEL shall, as a pre-condition to the execution of any personal securities transaction in a COVERED SECURITY, including any voluntary contributions or adjustment to Dividend Reinvestment Plans (DRIPs), Employee Stock Option Plans (ESOPs), and Employee Stock Purchase Plans (ESPPs) in which they will have any direct or indirect Beneficial Ownership, be required to seek and obtain the express approval of such action by the CHIEF COMPLIANCE OFFICER (or such officer's delegate), which approval must be in written or electronic form, as the PRE-CLEARANCE PERSONNEL elects.

          ACCESS PERSONS, other than those who are also PRE-CLEARANCE PERSONNEL, shall not be required to obtain the express approval of the execution of any personal securities transaction in a COVERED SECURITY provided that at the time of execution of the given personal securities transaction, they have no actual knowledge regarding whether or not the COVERED SECURITY at issue or any EQUIVALENT COVERED SECURITY has, at any time during the previous fifteen calendar days, been either (1) purchased or sold, or (2) actively considered for purchase or sale, by or on behalf of any USAA FUND or other IMCO-managed account. Should such ACCESS PERSON believe that he or she is, in fact, in possession of such knowledge with respect to a contemplated personal securities transaction, the ACCESS PERSON is deemed to be an AFFECTED ACCESS PERSON and the transaction may not occur without pre-execution clearance as prescribed in the preceding paragraph.

     2.   PROCEDURES FOR PROCESSING SUCH REQUESTS.

          (a)  PRE-CLEARANCE PROCEDURES
               All requests for pre-clearance must be received prior to such cut-off time as designated by the office of the Chief Compliance Officer in order to trade that same day. Approvals granted for requests received prior to this time must be executed by the end of the trading day (generally, 3 p.m. CT) after the approval is authorized (for example, if authorization is provided on a Monday, it is effective until the end of the trading day on Tuesday). Requests received after the designated cut-off time will be evaluated for approval the next business day.

          (b)  CHIEF COMPLIANCE OFFICER PROCEDURES.

               (i) IMCO TRADER AND PORTFOLIO MANAGER CONSIDERATION. Before a decision is made concerning a pre-execution clearance request, the CHIEF COMPLIANCE OFFICER or his or her delegate shall make such inquiries as are reasonably necessary to determine whether the proposed transaction in a COVERED

                    SECURITY would violate any express provision of this Code, or would otherwise give rise to an actual or apparent material conflict of interest, and shall take such action as may be consistent with such determination.

     3. EFFECT OF PRE-EXECUTION CLEARANCE of Personal Covered Securities Transactions Approval of a request for pre-execution clearance shall not operate as a waiver, satisfaction or presumption of satisfaction of any other provision of this Code, but only as evidence of a PRE-CLEARANCE PERSONNEL or AFFECTED ACCESS PERSON'S good faith, which may be considered by the Code of Ethics Committee should a violation of any other provision of this Code be determined to have occurred.

     4.   LIMITATIONS UPON EXECUTION OF APPROVED TRANSACTIONS
          The Code of Ethics Committee shall be authorized to establish terms and conditions upon which all approved personal securities transactions in COVERED SECURITIES may be executed. Such terms and conditions may be amended, from time to time, and, where practicable, shall be stated on the pre-execution clearance request form. At a minimum, such terms and conditions shall include requirements that the PRE-CLEARANCE PERSONNEL or AFFECTED ACCESS PERSON acknowledge, by signing the request form:

          (a) his or her responsibility, pursuant to paragraph VIII.4(a) of this Code, to ensure that the executing broker-dealer (or its clearing broker) simultaneously provide a duplicate confirmation of the trade, when executed, directly to the office of the CHIEF COMPLIANCE OFFICER;

          (b) his or her understanding and agreement that if, for any reason whatsoever, the approved request is not acted upon no later than the close of the New York Stock Exchange on the business day following the clearance date, the clearance shall be deemed to have lapsed and terminated, necessitating a further original request if the trade is still desired to be pursued by the PRE-CLEARANCE PERSONNEL or AFFECTED ACCESS PERSON; and

          (c) his or her agreement to notify the CHIEF COMPLIANCE OFFICER if, having received approval, the PRE-CLEARANCE PERSONNEL or AFFECTED ACCESS PERSON subsequently determines not to pursue the approved trade.

     5.   DENIALS
          Grounds for denials of requests for pre-execution clearance will be provided by the CHIEF COMPLIANCE OFFICER, in writing, upon the PRE-CLEARANCE PERSONNEL or AFFECTED ACCESS PERSON'S request form.

     6.   APPEALS

          (a)  DISCRETIONARY
               PRE-CLEARANCE PERSONNEL or AFFECTED ACCESS PERSONS may appeal to the Code of Ethics Committee for a hearing as to reasons why a denial of pre-execution clearance by the CHIEF COMPLIANCE OFFICER should be overturned and reversed by the Committee. Whether or not such a hearing will be granted is totally within the discretion of the Committee.

          (b)  PROCEDURES REGARDING APPEALS
               Requests for an appeal must be in writing, stating all reasons therefor, and delivered to the office of the CHIEF COMPLIANCE OFFICER not later than seven (7) calendar days following the date of final denial of the pre-execution clearance request. Further procedures governing appeals are to be adopted by the Code of Ethics Committee and shall be furnished, upon request, by the office of the CHIEF COMPLIANCE OFFICER.

VIII. REPORTING, DISCLOSURE AND ADMINISTRATION OF JOINT CODE OF ETHICS

Reporting and disclosure requirements to effectuate and monitor compliance with this Code, the IMCO Insider Trading Policy, Rule 17j-1 under the Investment Company Act of 1940, and Rules 204A-1 and 204-2(a)(12) and (13) under the Investment Advisers Act of 1940.

      1.   INITIAL HOLDINGS REPORTS
           No later than 10 days after a person becomes an ACCESS PERSON, the following information (which must be current as of a date no more than 45 days prior to the date the person becomes an ACCESS PERSON) shall be provided to the CHIEF COMPLIANCE OFFICER: (a) the title, number of shares and principal amount of each COVERED SECURITY in which the ACCESS PERSON had any direct or indirect BENEFICIAL OWNERSHIP when the person became an ACCESS PERSON; (b) the name of any broker, dealer or bank with whom the ACCESS PERSON maintained an account in which any securities were held for the direct or indirect benefit of the ACCESS PERSON as of the date the person became an ACCESS PERSON; (c) the fund name, number of shares and net asset value of each REPORTABLE USAA FUND in which the ACCESS PERSON had any direct or indirect BENEFICIAL OWNERSHIP when the person became an ACCESS PERSON; and (d) the date that the report is submitted by the ACCESS PERSON.

      2.   BROKERAGE ACCOUNT CONFIRMATIONS AND STATEMENTS
           All REPORTING PERSONS are required to ensure that the office of the CHIEF COMPLIANCE OFFICER is furnished duplicate copies of the following documents:

           (a) confirmations issued by broker-dealers upon the execution of all personal securities transactions in any COVERED SECURITY in which the REPORTING PERSON had, at the time of the transaction, or by reason of the transaction acquired, any direct or indirect BENEFICIAL OWNERSHIP interest in the COVERED SECURITY which was the subject of the transaction; and

           (b) any regular periodic or other statements reflecting personal securities transaction activity in any COVERED SECURITY within any account with a securities broker-dealer in which the REPORTING PERSON has any direct or indirect BENEFICIAL OWNERSHIP interest.

           In addition, all ACCESS PERSONS are required to ensure that the office of the CHIEF COMPLIANCE OFFICER is furnished duplicate copies of the following documents:

           (a) confirmations issued by broker-dealers upon the execution of all personal securities transactions in any Reportable USAA Fund in which the ACCESS PERSON had, at the time of the transaction, or by reason of the transaction acquired, any direct or indirect BENEFICIAL OWNERSHIP interest in the REPORTABLE USAA FUND which was the subject of the transaction; and

           (b) any regular periodic or other statements reflecting personal securities transaction activity in any REPORTABLE USAA FUND within any account with a securities broker-dealer in which the ACCESS PERSON has any direct or indirect BENEFICIAL OWNERSHIP interest.

           Such copies shall be provided to the CHIEF COMPLIANCE OFFICER at the time that the ACCESS PERSON receives his or her copies from the broker-dealer.

     3.    TRANSACTIONS IN ACCOUNTS WITH THE REPORTABLE USAA FUNDS' TRANSFER
           AGENT
           Information regarding personal securities transactions by ACCESS PERSONS in any REPORTABLE USAA Fund held in an account with the REPORTABLE USAA FUND'S transfer agent will be provided directly to the office of the CHIEF COMPLIANCE OFFICER by the REPORTABLE USAA FUND'S transfer agent.

           Note that for any newly opened accounts, notification must have been previously provided, as required, in order for the office of the Chief Compliance Officer to receive such information.

     4.    QUARTERLY REPORTS BY INTERESTED ACCESS PERSONS
           Every INTERESTED ACCESS PERSON shall submit to the CHIEF COMPLIANCE OFFICER (or such officer's designee), on a calendar quarterly basis, a report (the Quarterly Report) of all personal securities transactions, including any voluntary contributions or adjustment to Dividend Reinvestment Plans (DRIPs), Employee Stock Option Plans (ESOPs), and Employee Stock Purchase Plans (ESPPs). To facilitate preparation of this report, at the end of each calendar quarter the CHIEF COMPLIANCE OFFICER (or such officer's designee) will provide each INTERESTED ACCESS PERSON a listing of transactions for which the CHIEF COMPLIANCE OFFICER (or such officer's designee) had received duplicate confirmations or other information during that quarter. AN INTERESTED ACCESS PERSON SHALL REVIEW AND REVISE (E.G., TO INCLUDE DRIP TRANSACTIONS, ETC.) SUCH LISTING AS APPROPRIATE TO SATISFY THIS QUARTERLY REPORT REQUIREMENT.

           Such quarterly report shall be submitted no later than 30 calendar days after the end of each calendar quarter. The Quarterly Report need not include any transactions in USAA money market funds or "EXCEPTED SECURITIES" as defined in Appendix A of this Joint Code of Ethics and shall be filed with the CHIEF COMPLIANCE OFFICER (or such officer's designee) regardless of whether or not the INTERESTED ACCESS PERSON had a BENEFICIAL OWNERSHIP interest in any securities transactions during the quarter.

           The Quarterly Report shall contain the following information:

                (a) the date of the transaction, the title and the number of shares, the interest rate and maturity date (if applicable) and the principal amount of each COVERED SECURITY or REPORTABLE USAA FUND involved;

                (b) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

                (c) the price of the COVERED SECURITY or REPORTABLE USAA FUND at which the transaction was effected; and

                (d) the name of the broker, dealer, bank, or transfer agent with or through whom the transaction was effected.

                (e) the date that the report was submitted by the INTERESTED ACCESS PERSON.

           With respect to any account established by an INTERESTED ACCESS PERSON in which any COVERED SECURITIES or REPORTABLE USAA FUNDS were held during the quarter for the direct or indirect benefit of the INTERESTED ACCESS PERSON:

                (1) the name of the broker, dealer, bank, or other entity (such as a mutual fund's transfer agent) with whom the INTERESTED ACCESS PERSON established the account;

                (2)  the date the account was established; and

                (3) the date that the report was submitted by the INTERESTED ACCESS PERSON.


      5.   AUTOMATIC INVESTMENT PLANS
           Transactions in COVERED SECURITIES and REPORTABLE USAA FUNDS effected pursuant to an automatic investment or dividend/capital gain reinvestment plan do not need to be reported in Quarterly Reports. If an INTERESTED ACCESS PERSON effects any transaction that overrides the pre-set schedule or allocations of the automatic investment or dividend/capital gain reinvestment plan, these transactions must be reported in the INTERESTED ACCESS PERSON'S Quarterly Report.

      6.   ANNUAL HOLDINGS REPORTS
           Annually, the following information (which information must be current as of a date no more than 45 days before the report is submitted) must be submitted to the CHIEF COMPLIANCE OFFICER: (a) the title, number of shares and principal amount of each COVERED SECURITY in which the ACCESS PERSON had any direct or indirect BENEFICIAL

           OWNERSHIP; (b) the name of any broker, dealer or bank with whom the ACCESS PERSON maintains an account in which any securities are held for the direct or indirect benefit of the ACCESS PERSON; (c) the fund name, number of shares and net asset value of each REPORTABLE USAA FUND in which the ACCESS PERSON had any direct or indirect BENEFICIAL Ownership; and (d) the date that the report is submitted by the ACCESS PERSON.

      7.   OTHER REPORTING AND DISCLOSURE REQUIREMENTS
           Each REPORTING PERSON shall be required, upon his or her initial association with IMCO, SAS, or the USAA FUNDS, to complete the assigned training course and to furnish a disclosure and identification of:

           (a)  all  accounts  with  securities   broker-dealers  in  which  the
                REPORTING PERSON currently has any direct or indirect BENEFICIAL OWNERSHIP interest;

           (b) any investment or other similar clubs or groups in which he or she wishes to participate in (Participation in such clubs or groups requires advance authorization and continuous compliance with such terms and conditions as the CHIEF COMPLIANCE OFFICER may impose); and

           (c) any regular outside business interest and/or activities of the REPORTING PERSON (whether compensated or uncompensated), including any directorships within the purview of paragraph V.2 above in which he or she currently serves provided, however, that sub-paragraphs (a) and (b) above shall not apply to DISINTERESTED DIRECTORS/TRUSTEES.

           In addition, each ACCESS PERSON shall be required to furnish upon his or her initial association with IMCO, SAS, or the USAA FUNDS a disclosure and identification of all other accounts in which the ACCESS PERSON holds any REPORTABLE USAA FUND, whether held in a brokerage account with IMCO or in accounts with the Reportable USAA Funds' transfer agency.

           Subsequent developments necessitating additions, deletions or other changes in the above information shall be brought by REPORTING
           PERSONS to the attention of the office of the CHIEF COMPLIANCE OFFICER prior to the occurrence of developments within the scope of sub-paragraph (b) above, and promptly following occurrences within the scope of sub-paragraph (a) and (c) above. The information on file will be provided to persons to whom this Code applies on an annual basis by the office of the CHIEF COMPLIANCE OFFICER.

           REPORTING PERSONS must notify the office of the CHIEF COMPLIANCE OFFICER with any new brokerage accounts within 15 days of the account being opened. In addition, all ACCESS Persons must notify the office of the CHIEF COMPLIANCE OFFICER with any new REPORTABLE USAA FUND accounts within 15 days of the account being opened.

      8.   EXEMPTION TO REPORTING REQUIREMENTS
           A person need not make an initial, quarterly or annual report under this section with respect to transactions effected for, and COVERED SECURITIES or REPORTABLE USAA FUNDS held in, any account over which the person had no direct influence or control. Refer to Appendix B for discussion of influence or control, or contact the office of the Chief Compliance Officer.

           Furthermore, quarterly transaction reports need not be filed for any transaction effected in a Non-Discretionary Account if the CHIEF COMPLIANCE OFFICER, after a thorough review, is satisfied that the Access Person truly has no discretion over the account. In making requests for quarterly transaction report exemptions, ACCESS PERSONS will be required to furnish whatever information is called for by the office of the CHIEF COMPLIANCE OFFICER.

     9.    TRAINING
           Upon becoming a REPORTING PERSON and on an annual basis thereafter, all REPORTING PERSONS will be required to complete an on-line training course about the Code.

     10.   ANNUAL REPORT TO THE USAA FUNDS' BOARDS OF DIRECTORS
           Annually, a written report will be delivered to the USAA FUNDS' Boards of Directors that: (1) describes any issues arising under the Code or procedures since the last report to the Board of Directors, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to the material violations; and (2) certifies that the Fund, investment adviser or principal underwriter, as applicable, has adopted procedures reasonably necessary to prevent ACCESS PERSONS from violating the Code.

     11. REVIEW AND APPROVAL OF THE JOINT CODE OF ETHICS BY THE USAA FUNDS' BOARDS OF DIRECTORS

           (a) The USAA FUNDS' Boards of Directors, including a majority of directors who are not interested persons of the USAA Funds, must review and approve any material changes to the Code.

           (b) A material change to the Code must be approved by the USAA FUNDS' Boards of Directors no later than six months after adoption of the material change.

           (c) The USAA FUNDS' Boards of Directors must base approval on a determination that the Code contains provisions reasonably necessary to prevent ACCESS PERSONS from violating the Code by engaging in UNLAWFUL ACTIONS or IMPERMISSIBLE CONDUCT.

      12.  REVIEW OF REPORTS
           The CHIEF COMPLIANCE OFFICER or his authorized designee shall review the above-described reports pursuant to procedures established by the CHIEF COMPLIANCE OFFICER (or such officer's designee). The CHIEF COMPLIANCE OFFICER shall report the results of his review to the Code of Ethics Committee.

      13.  RECORDKEEPING REQUIREMENTS
           The following records must be maintained by the office of the CHIEF COMPLIANCE OFFICER and shall be made available to the COMMISSION or any representative of the COMMISSION at any time and from time to time for reasonable periodic, special or other examination:

           (a) A copy of the code of ethics for each organization that is in effect or was in effect within the past five years in an easily accessible place;

           (b) A record of any violation of the code of ethics, and of any action taken as a result of the violation, must be maintained in an easily accessible place for at least five years after the end of the fiscal year in which the violation occurs;

           (c) A copy of each report required to be made by an ACCESS PERSON including any information provided in lieu of the reports (such as brokerage statements), must be maintained for at least five years after the end of the fiscal year in which the report is made or the information is provided, the first two years in an easily accessible place;

           (d) A record of all persons, currently or within the past five years, who are or were required to make reports under the code of ethics, or who are or were responsible for reviewing these reports, must be maintained in an easily accessible place;

           (e) A copy of each report to the USAA FUNDS' Boards of Directors must be maintained for at least five years after the end of the fiscal year in which it is made, the first two years in an easily accessible place;

           (f) A record of any decision, and the reasons supporting the decision, to approve the acquisition by INTERESTED ACCESS PERSON of securities under LIMITED OFFERINGS, for at least five years after the end of the fiscal year in which the approval is granted; and

           (g) A copy of every written affirmation made by each REPORTING PERSON in accordance with section IV.2 of this Code, for at least five years after the end of the REPORTING PERSON'S employment or association with IMCO, SAS or other entity designated by the CHIEF COMPLIANCE OFFICER.

     14.   DISCLOSURE REQUIREMENTS
           Appropriate disclosure information shall be provided, pursuant to applicable statutes, rules and regulations, with respect to the existence of this Code and provisions which permit personnel subject to this Code to invest in securities, including securities that may be purchased or held by the USAA Funds.

     15.   CONFIDENTIALITY OF REPORTS
           Reports provided to the CHIEF COMPLIANCE OFFICER (or such officer's designee) under this Code are maintained in confidence, except to the extent necessary to implement and enforce the provisions of this Code, to comply with requests for information from regulators, or to comply with applicable laws, rules, and regulations.

     16.   QUESTIONS
           If you have any questions about your responsibilities under the Code, you can contact:
             * Jeff Hill, AVP Mutual Funds Compliance, at 8-3603 or
               JEFFREY.HILL@USAA.COM
             * Lynn Vale, Executive Director, Life/IMCO/FPS Licensing &
               Administration, at 8-0226 or LYNN.VALE@USAA.COM

                            APPENDIX A - DEFINITIONS


As used within this Code, the following terms have the following meanings:

DEFINED PERSONS

1. ACCESS PERSON includes: (1) any director, trustee or officer of IMCO, SAS and/or of any one or more of the USAA FUNDS, (2) any ADVISORY PERSON, (3) any person who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding, the purchase or sale of Covered Securities by a USAA FUND, or whose functions relate to the making of any recommendations with respect to such purchases or sales; or (4) any other person designated by the CHIEF COMPLIANCE OFFICER.

2. ADVISORY PERSON means any IMCO employee, or other employee of USAA or its subsidiaries providing advice on behalf of IMCO and subject to IMCO's supervision and control:
      o whose functions relate to the making of recommendations with respect to such purchases or sales, of IMCO-managed accounts, or
      o   who has  access to such recommendations that are nonpublic, or
      o who has access to nonpublic information regarding the purchase or sale of securities by any one or more of the USAA FUNDS or other IMCO-managed accounts, or
      o who has access to nonpublic information regarding the portfolio holdings of any REPORTABLE USAA FUND.

3. AFFECTED ACCESS PERSON means any ACCESS PERSON who has actual knowledge regarding whether or not a COVERED SECURITY or any EQUIVALENT COVERED SECURITY has, at any time during the previous fifteen calendar days, been either (1) purchased or sold, or (2) actively considered for purchase or sale, by or on behalf of any USAA Fund or other IMCO-managed account. AFFECTED ACCESS PERSONS are required to seek pre-execution clearance of a personal securities transaction pursuant to paragraph VII.1 of this Code should such person believe that he or she is, in fact, in possession of such knowledge with respect to a contemplated personal securities transaction.

4. DISINTERESTED DIRECTOR/TRUSTEE means any director or trustee of a USAA FUND who is not an "interested person" of the Fund as the quoted term is defined by Section 2(a)(19)(A) of the Investment Company Act of 1940 and rules of the COMMISSION thereunder.

5. IMCO-NASD REGISTERED EMPLOYEE means any officer or employee of IMCO, SAS or other USAA company affiliated with IMCO, who is licensed and registered with the National Association of Securities Dealers, Inc. (NASD) to engage in one or more categories of securities brokerage activities subject to the supervision and control of IMCO.

6.    INTERESTED   ACCESS   PERSON  means  any  ACCESS   PERSON  who  is  not  a
      DISINTERESTED DIRECTOR/TRUSTEE.

7. INVESTMENT PERSONNEL means any employee of the USAA FUNDS or IMCO (or of any company in a control relationship to the USAA FUNDS or investment adviser) who, in connection with his or her regular functions or duties, makes or participates in making recommendations on behalf of IMCO regarding the purchase or sale of specific securities by the USAA FUNDS or other IMCO-managed account and any natural person who controls the USAA FUNDS or investment adviser and who regularly obtains information concerning recommendations made to the USAA FUNDS or other IMCO-managed account regarding the purchase or sale of specific securities by the USAA FUNDS or other IMCO-managed account.

8. PORTFOLIO MANAGER means any ACCESS PERSON who, with respect to any USAA FUND or other IMCO-managed account, has or shares with any other person the primary responsibility for the day-to-day management of the investment portfolio of such USAA FUND or account.

9. PRE-CLEARANCE PERSONNEL means (i) any INVESTMENT PERSONNEL or PORTFOLIO MANAGER, including, but not limited to, those INVESTMENT PERSONNEL, PORTFOLIO MANAGERS and registered representatives working with USAA
      Private Investment Management, an advisory service of IMCO; (ii) any officer of IMCO (at the level of Assistant Vice President or higher); and
      (iii) the  secretaries of those persons  identified in subsections (i) and
      (ii) of this section.

10. REPORTING PERSON means any officer or director of any USAA FUND, any officer, director or employee of IMCO or SAS, any IMCO-NASD REGISTERED EMPLOYEE, any INTERESTED ACCESS PERSON, and any other person designated by the CHIEF COMPLIANCE OFFICER.

DEFINED SECURITIES AND ACCOUNTS

11. COVERED SECURITY encompasses each of the following (but not an EXCEPTED SECURITY or a REPORTABLE USAA FUND, each of which is separately defined below):

      o any note, stock, treasury stock, shares of a closed-end fund, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights;

      o any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof);

      o any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency; or

      o in general, any interest or instrument commonly known as a "security," or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

12. EQUIVALENT COVERED SECURITY means, with respect to another security (the SUBJECT SECURITY), any security of the same class as the reference security, as well as any option (including puts as well as calls), warrant, convertible security, subscription or stock appreciation right, or other right or privilege on, for or with respect to the subject security.

13.   EXCEPTED SECURITY means any:

      (a) security issued by the Government of the United States, bankers' acceptance, bank certificate of deposit, commercial paper, share of any open-end money market fund, or share of any other registered open-end investment company (other than a REPORTABLE USAA FUND or an exchange-traded fund); and

      (b) any other form of "security" which the Code of Ethics Committee may hereafter identify as not presenting the sort of conflict of interest concerns which this Code is designed to obviate or control.

              |X| Specifically excepted under this subparagraph are the following:
                        o Investments in Qualified Tuition Programs (such as
                          the USAA College Savings Plan or other 529 plans)
                        o Investments in the USAA Strategic Fund Advisor program

      In accordance with interpretations of the COMMISSION, for purposes of sub-paragraph (a) above:

           (i) "security issued by the Government of the United States" shall NOT be deemed to include any indirect obligations of the Government of the United States (so-called "agency" obligations) with a remaining maturity in excess of 397 calendar days (e.g., FNMA and FHLMC), but shall be deemed to include any obligations directly issued or guaranteed by the Government of the United States, irrespective of the obligation's initial or remaining maturity; and

           (ii) certain so-called "money-market instruments," including conventional repurchase agreements, U.S. Government agency obligations and obligations issued or guaranteed by foreign governments maturing within 397 calendar days from date of purchase, may also be deemed to be EXCEPTED SECURITIES.

14. NON-DISCRETIONARY ACCOUNT means any account over which an ACCESS PERSON has given full investment discretion to a third party, retaining no ability to influence specific trades.

15. SECURITY HELD OR TO BE ACQUIRED means: any COVERED SECURITY that, within the most recent 15 days (i) is or has been held by the Fund; or is being or has been considered by the USAA Fund or its investment adviser for purchase by the USAA Fund; and (ii) any option to purchase or sell, and any security convertible into or exchangeable for, a COVERED SECURITY described in paragraph (a)(10)(i) of this section.

16. USAA FUNDS means each and all of the following registered investment companies currently advised by IMCO, together with any series or portfolio thereof, as well as any such further registered investment company the board of directors or trustees of which adopts this Joint Code of Ethics:

          o    USAA Mutual Fund, Inc.
          o    USAA Investment Trust
          o    USAA Tax Exempt Fund, Inc.
          o    USAA State Tax-Free Trust
          o    USAA Life Investment Trust

17. REPORTABLE USAA FUND means any USAA FUND, other than USAA money market funds.

DEFINED TRANSACTIONS

18. EXCESSIVE TRADING is defined as either (i) transactions in a REPORTABLE USAA FUND (other than the USAA Short-Term Bond Fund and the USAA Short-Term
     Fund) that exceed six exchanges per calendar year or (ii) a combination of transactions in a REPORTABLE USAA FUND (other than the USAA Short-Term Bond Fund and the USAA Short-Term Fund) which, when matched (on either a purchase-and-sale, or sale-and-purchase, basis) with any other such transaction (other than a transaction made pursuant to an automatic dividend reinvestment or automatic investment plan) by or on behalf of the same person in the same REPORTABLE USAA FUND (other than the USAA Short-Term Bond Fund or the USAA Short-Term Fund) occurring within thirty
     (30) calendar days before or after the subject transaction, regardless of whether such transactions occur across multiple accounts in the same REPORTABLE USAA FUND.

19. INITIAL PUBLIC OFFERING means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration was not subject to Broker-Dealer reporting requirements of the Securities Exchange Act of 1934.

20. LIMITED OFFERING means an offering that is exempt from registration under state securities laws and under the Securities Act of 1933, such as transactions by an issuer not involving a public offering or sales of securities to accredited investors, or sales of securities to a limited number of investors or in limited dollar amounts.

21. PERSONAL SECURITIES TRANSACTION means the execution, either directly or indirectly, of any "purchase or sale of a security."

22. PURCHASE OR SALE OF A COVERED SECURITY shall include any bargain, contract or other arrangement including the writing of an option to purchase or sell a COVERED SECURITY, by which a person (other than a USAA FUND or other IMCO-managed account) purchases, buys or otherwise acquires, or sells or otherwise disposes of, a security in which he or she currently has or thereby acquires any direct or indirect BENEFICIAL OWNERSHIP interest.

     Excepted from the definition of this term and from the coverage by this Code is any "purchase or sale of a security":

           (a) involving a security or securities account over which a person has no direct or indirect influence or control;

           (b) which is non-volitional on the part of the person by or for whom the transaction is effected;

           (c) which is effected pursuant to an automatic dividend reinvestment plan; or

           (d)  involving either:

                (i) the purchase of a security effected upon the exercise of one or more rights issued by an issuer PRO RATA to all holders of a class of its securities, if and only to the extent to which such rights were acquired directly from such issuer; or

                (ii)  the sale of any such rights so acquired.

23. BENEFICIAL OWNERSHIP and BENEFICIAL OWNER shall have the meanings accorded to them in Appendix B to this Code.

24. SHORT-TERM MATCHED PROFIT TRANSACTION means the combination of any "personal securities transaction" (the SUBJECT transaction) in a COVERED SECURITY which, when matched (on either a purchase-and-sale, or sale-and-purchase, basis) with any other such transaction by or on behalf of the same person in the same (or any "equivalent") COVERED SECURITY occurring within sixty (60) calendar days before or after the subject transaction, results in actual trading profit for the person.

OTHER DEFINITIONS

25. CHIEF COMPLIANCE OFFICER means the AVP, Mutual Funds Compliance, or any other individual designated by the Code of Ethics Committee to meet the responsibilities of such officer on an interim basis.

26. FEDERAL SECURITIES LAWS means the Securities Act of 1933, the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002, the Investment Company Act of 1940, the Investment Advisers Act of 1940, Title V of the Gramm-Leach-Bliley Act, any rules adopted by the COMMISSION under any of these statutes, the Bank Secrecy Act as it applies to funds and investment advisers, and any rules adopted thereunder by the COMMISSION or the Department of the Treasury.

27. UNLAWFUL ACTIONS means it is unlawful for any REPORTING PERSON in connection with the purchase or sale, directly or indirectly, by the person of a SECURITY HELD OR TO BE ACQUIRED by A USAA FUND or other
      IMCO-managed account: (1) to employ any device, scheme or artifice to defraud the USAA FUND or other-IMCO managed account; (2) to make any untrue statement of a material fact to the USAA FUND or other IMCO-managed account or omit to state a material fact necessary in order to make the statements made to the USAA FUND or other IMCO-managed account, in light of the circumstances under which they are made, not misleading; (3) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on the USAA FUND or other IMCO-managed account; or (4) to engage in any manipulative practice with respect to the USAA FUND or other IMCO-managed account.

28. IMPERMISSIBLE CONDUCT means engaging in EXCESSIVE TRADING in a REPORTABLE USAA FUND.

29.   COMMISSION shall mean the Securities and Exchange Commission.

                        APPENDIX B - BENEFICIAL OWNERSHIP


     For purposes of the USAA Joint Code of Ethics, the term "beneficial ownership" shall be interpreted in accordance with the definition of "beneficial owner" set forth in Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended, which states that the term "beneficial owner" means "any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest in" a security. The term "pecuniary interest" is further defined to mean "the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the subject securities."

     The pecuniary interest standard looks beyond the record owner of securities. As a result, the definition of beneficial ownership is extremely broad and encompasses many situations which MIGHT not ordinarily be thought to confer a "pecuniary interest" in or "beneficial ownership" of securities.

SECURITIES DEEMED TO BE "BENEFICIALLY OWNED"

     Securities owned "beneficially" would include not only securities held by you for your own benefit, but also securities held (regardless of whether or how they are registered) by others FOR YOUR BENEFIT in an account over which you have influence or control, such as, for example, securities held for you by custodians, brokers, relatives, executors, administrators, or trustees. The term also includes securities held for your account by pledgees, securities owned by a partnership in which you are a general partner, and securities owned by any corporation that you control.

     Set forth below are some examples of how beneficial ownership may arise in different contexts.

     FAMILY HOLDINGS. Securities held by members of your immediate family sharing the same household are presumed to be beneficially owned by you. Your "immediate family" includes any child, step-child, grandchild, parent, step-parent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (but does not include aunts and uncles, or nieces and nephews). The definition also includes adoptive relationships. You will be presumed to be the beneficial owner of a family member's holdings only if that family member shares your household. However, you may also be deemed to be the beneficial owner of securities held by an immediate family member not living in your household if the family member is economically dependent UPON you.

     PARTNERSHIP AND CORPORATE HOLDINGS. A general partner of a general or limited partnership will generally be deemed to beneficially own securities held by the partnership, as long as the partner has direct or indirect influence or control over the management and affairs of the partnership. A limited partner will generally not be deemed to beneficially own securities held by a limited partnership, provided he or she does not own a controlling voting interest in the partnership. If a corporation is your "alter ego" or "personal holding company," the corporation's holdings of securities are attributable to you.

     TRUSTS. Securities held by a trust of which you are a beneficiary and over which you have any direct or indirect influence or control would be deemed to be beneficially owned by you. An example would be where you as settlor have the power to revoke the trust without the consent of another person, or have or share investment control over the trust.

     ESTATES. Ordinarily, the term "beneficial ownership" would not include securities held by executors or administrators in estates in which you are a legatee or beneficiary unless there is a specific bequest to you or such securities, or you are the sole legatee or beneficiary and there are other assets in the estate sufficient to pay debts ranking ahead of such bequest.

SOME PRACTICAL EXAMPLES OF BENEFICIAL OWNERSHIP

     |X| Ownership of a COVERED SECURITY or REPORTABLE USAA FUND by your spouse or minor children

     |X| Ownership of a COVERED SECURITY or REPORTABLE USAA FUND by a family member sharing your household (including an adult child, a stepchild, a grandchild, a parent, stepparent, grandparent, sibling, mother- or father-in-law, sister- or brother-in-law, and son- or daughter-in-law);

     |X| Ownership, partnership interest, or similar interest in a COVERED SECURITY or REPORTABLE USAA FUND accounts held by a corporation, general or limited partnership or similar entity you control

     |X| Right to receive dividends or interest from a COVERED SECURITY or REPORTABLE USAA FUND even if that right is separate or separable from the underlying securities

     |X| Interest in a COVERED SECURITY or REPORTABLE USAA FUND held for the benefit of you alone or for you and others in a trust or similar arrangement (including any present or future right to income or principal)

     |X| Right to acquire a COVERED SECURITY through the exercise or conversion of a "derivative" COVERED SECURITY

SECURITIES DEEMED NOT TO BE "BENEFICIALLY OWNED"

     For purposes of the Joint Code of Ethics, the term "beneficial ownership" excludes securities or securities accounts held by you for the benefit of someone else if you do not have a pecuniary interest in such securities or accounts. For example, securities held by a trust would not be considered beneficially owned by you if neither you nor an immediate family member is a beneficiary of the trust. Another example illustrating the absence of pecuniary interest, and therefore also of beneficial ownership, would be securities held by an immediate family member not living in the same household with you, AND who is not economically dependent upon you.

"INFLUENCE OR CONTROL"

     Supplementing the foregoing principles of beneficial ownership is a further concept of "direct or indirect influence or control" which, in instances where it appropriately applies, will operate so as to afford persons covered by the Joint Code of Ethics with an exception from the pre-execution clearance, post-trade reporting and year-end securities position disclosure requirements (as well as the various self-operative investing and trading restrictions) of the Code. This further concept provides, in effect, that in cases where beneficial ownership is indirect, the covered person must have an ability to exercise direct or indirect influence or control over the subject security or securities account for such security or account, or an individual transaction therein, to be within the purview of the Code.

     To have such "influence or control," the covered person must have an ability to prompt, induce or otherwise affect transactions in the subject security or securities account. Like "beneficial ownership," the concept of influence or control encompasses a wide variety of factual situations. An example of where influence or control exists would be where the beneficiary of a revocable trust has significant ongoing business and social relationships with the trustee of the trust. Examples of where influence or control does not exist would be a true blind trust, or securities held by a limited partnership in which the covered person's only participation is as a non-controlling limited partner. The determining factor in each case will be whether the covered person has ANY direct or indirect influence or control over the subject security or securities account. You are presumed under the Code to have "influence or control" as a result of having the following:

     |X|  Investment control (sole or shared) over a personal brokerage account

     |X| Investment control (sole or shared) over an account in the name of your spouse or minor children, unless you have renounced an interest in your spouse's assets (subject to the approval of the CHIEF COMPLIANCE OFFICER)

     |X| Investment control (sole or shared) over an account in the name of any family member, friend, or acquaintance

     |X|  Involvement in an Investment Club

     |X|  Trustee power over an account

     |X| An active power of attorney or limited trading authorization over an account

                       USAA INVESTMENT MANAGEMENT COMPANY
                           POLICY STATEMENT CONCERNING
                                 INSIDER TRADING


I.       Policy Statement

         USAA Investment Management Company ("IMCO") forbids any officer, director or employee from trading, either personally or on behalf of others, including mutual funds and brokerage service or other investment portfolios managed by IMCO, on material nonpublic information or communicating material nonpublic information to others in violation of the law. This conduct is frequently referred to as "Insider Trading". IMCO's policy applies to every officer, director and employee and extends to activities within and outside their duties at IMCO. Every officer, director and employee must read and retain this policy statement.

         This Policy Statement applies to trading in all types of financial instruments, including but not limited to, equity, debt, government, municipal, tax-exempt, mutual funds, futures, and options.

         A. What is Insider Trading?

                 The term "Insider Trading" is not defined in the federal securities laws, but is generally referred to as the use of material nonpublic information to trade in securities (whether or not one is an "Insider") or to communications of material nonpublic information to others.

                 While the law concerning Insider Trading is not static, it is generally understood that the law prohibits:

                 1. Trading by an Insider while in possession of material nonpublic information,

                 2. Trading by a non-insider while in possession of material nonpublic information, where the information either was disclosed to the non-insider in violation of an Insider's duty to keep it confidential or was misappropriated, or

                 3.    Communicating material nonpublic information to others.

                 The elements of Insider Trading and the penalties for such unlawful conduct are discussed below. If, after reviewing this Policy Statement, you have any questions you should consult the IMCO Compliance Officer.

         B. Who is an Insider?

                 The concept of "Insider" is broad. It may include officers, directors and employees of any public company. In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in conduct of a company's affairs and as a result is given access to information solely for the company's purposes. A temporary insider can include, among others, a company's attorneys, accountants, consultants, bank lending officers, and the employees of such organizations. In addition, IMCO may become a temporary insider of a company it advises, for which it performs other services or whose securities it owns either directly or beneficially.

         C. What is material information?

                 Trading on inside information is not a basis for liability unless the information is material. "Material information" generally is defined as information for which there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities.
                 Information that officers, directors and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.

                 Material information does not have to relate to a company's business. For example, in CARPENTER V. U.S. (1987), the Supreme Court considered as material certain information about the contents of a forthcoming newspaper column that was expected to affect the market price of a security. In that case, a WALL STREET JOURNAL reporter was found criminally liable for disclosing to others the dates that reports on various companies would appear in the JOURNAL and whether those reports would be favorable or not.

         D. What is Nonpublic Information?

                 Information is nonpublic until it has been effectively communicated to the market place. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the SEC, or appearing in Dow Jones, REUTERS ECONOMIC SERVICES, THE WALL STREET JOURNAL or other publications of general circulation would be considered public.

II. Procedures to Implement USAA Investment Management Company's Policy Concerning Insider Trading

         A. All reporting persons as defined in the Joint Code of Ethics must affirm in writing upon initial employment and at least annually thereafter, their receipt of, familiarity with, understanding of and agreement to comply with the Joint Code of Ethics and IMCO Insider Trading Policy.

         B.      Identifying Insider Information

                 Before trading for yourself or others, including mutual funds or private accounts managed by IMCO, in the securities of a company about which you may have potential inside information, ask yourself the following questions:

                  1. Is the information material? Is this information that an investor would consider important in making his or her investment decisions? Is this information that would substantially affect the market price of the securities if generally disclosed?

                  2. Is the information nonpublic? To whom has this information been provided? Has the information been effectively communicated to the marketplace by being published in REUTERS, THE WALL STREET JOURNAL or other publications of general circulation?

                  If, after consideration of the above, you believe that the information is material and nonpublic, or if you have questions as to whether the information is material and nonpublic, you should take the following steps:

                  1. Report the matter immediately to the IMCO Compliance Officer in writing.

                  2. Do not purchase or sell the securities on behalf of yourself or others, including investment companies or private accounts managed by IMCO.

                  3. Do not communicate the information inside or outside IMCO, other than to the Compliance Officer.

                  4. After the Compliance Officer has reviewed the issue, you will be instructed to continue the prohibitions against trading and communication, or you will be allowed to trade and communicate the information. Such communication shall be written.

           C.     Restricting Access to Material Nonpublic Information

                  In the event that you identify certain information as MATERIAL and NONPUBLIC, such information may be inside information and may not be communicated to anyone, including persons within IMCO, except as provided in Paragraph B above. In addition, care should be taken so that such information is secure and treated as confidential information.

           D.     Resolving Issues Concerning Insider Trading

                  If, after consideration of the items set forth in Paragraph B, doubt remains as to whether information is material or nonpublic, or if there is any unresolved question as to the applicability or interpretation of the foregoing procedures, or as to the propriety of any act, it must be discussed with the Compliance Officer before trading or communicating the information to anyone.

III.       Supervisory Procedures for Control of Insider Trading

                  The role of the Compliance Officer is critical to the implementation and maintenance of IMCO's policy and procedures against insider trading. Supervisory Procedures can be divided into two classifications - prevention of Insider Trading and detection of Insider Trading.

           A.     Prevention of Insider Trading

                  To prevent Insider Trading, the Compliance Officer shall:

                  1.    Provide,  at least annually,  an educational  program to
                        familiarize  officers,   directors  and  employees  with
                        IMCO's Policy and Procedures.

                  2.    Answer questions regarding IMCO's Policy and Procedures,
                        to  include  Insider  Trading  and  material   nonpublic
                        information transactions.

                  3. Resolve issues of whether information received by an officer, director or employee of IMCO is material and nonpublic.

                  4. Review on a regular basis and update as necessary IMCO's Policy and Procedures.

                  5. When it has been determined that an officer, director or employee of IMCO has material nonpublic information:

                        i.   implement measures to prevent dissemination of such
                             information    including    measures   to   prevent
                             dissemination to subadvisers; and

                        ii. if necessary, restrict officers, directors and employees from trading the securities, and maintain a Restricted List to include security description, symbol, date restricted and date restriction removed; and

                  6.    Promptly  review,  and either approve or disapprove,  in
                        writing, each request of an officer, director or employee for clearance to trade in specified securities.

           B.     Detection of Insider Trading

                  To detect Insider Trading, the Compliance Officer or his designee shall:

                  1. review the trading  activity reports filed by each officer, director and employee,

                  2. review the trading  activity  of mutual  funds and private accounts managed by IMCO,

                  3. review trading activity of IMCO's own account, and

                  4. coordinate   the  review  of  such   reports  with  other
                     appropriate officers, directors or employees of IMCO.

           C.     Special Reports to Management

                  Promptly, upon learning of a potential violation of IMCO's Policy and Procedures to Detect and Prevent Insider Trading, the Compliance Officer should prepare a written report to management providing full details and recommendations for further action.

                             USAA MUTUAL FUND, INC.
                              USAA INVESTMENT TRUST
                           USAA TAX EXEMPT FUND, INC.
                            USAA STATE TAX-FREE TRUST
                           USAA LIFE INVESTMENT TRUST

                     DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

GENERAL STATEMENT OF POLICY

     This policy of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust, and USAA Life Investment Trust (the Funds) has been developed to prevent possible misuse of material non-public portfolio holdings information of the Funds. This policy applies to all directors, officers, employees, and agents who have roles and responsibilities related to the Funds.

PURPOSE OF POLICY

     The Funds' portfolio holdings may be material non-public information and, if so, must not be selectively disclosed, except under the safeguards and circumstances provided herein or as otherwise required by state law or federal securities laws. This policy is designed to prevent the possible misuse of knowledge of the Funds' portfolio holdings.

POLICY

     The general policy of the Funds is to not separately disclose to any person the portfolio holdings of the Funds. Therefore, no person who is covered by this policy may disclose portfolio holdings of the Funds, except as provided herein.

PROCEDURES

     To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to NOT disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the Securities and Exchange Commission (SEC) on Form N-CSR (i.e., annual and semiannual reports) and Form N-Q (i.e., quarterly portfolio holdings reports), and any portfolio holdings made available on usaa.com.

     The Funds' general policy of preventing selective disclosure of portfolio holdings shall not apply in the following instances:

     * Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (e.g., auditors, attorneys, and Access Persons under the Funds' Joint Code of Ethics);

     * Where the person has a valid business reason to have access to the portfolio holdings information and has agreed not to disclose or
          misuse  the  information   (e.g.,   custodians,
          accounting agents, securities lending agents, subadvisers, rating agencies, and proxy voting agents);

     *    As disclosed in each Fund's Statement of Additional Information (SAI);
          and

     *    As required by law or a regulatory body.

     So, whenever any person covered by this policy receives a request seeking a Fund's portfolio holdings information which (i) has been filed with the SEC, or
(ii) is available on usaa.com, that request may be answered in compliance with USAA Investment Management Company's internal policies without the need for any special approval by the Fund's officers. In addition, any request from a person or entity listed on Exhibit A seeking a Fund's portfolio holdings information may be answered in compliance with USAA Investment Management Company's internal policies without the need for any special approval by the Fund's officers.

     Whenever any person covered by this policy receives a request seeking a Fund's portfolio holdings information and such request does not satisfy any of the conditions set forth in the prior paragraph allowing such request to be answered immediately, such request must be sent in writing to the Chief Compliance Officer (CCO), Securities Counsel, or their designee(s) who will make the determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to a Fund's Board of Directors/Trustees at each quarterly meeting about (i) any determinations made by the CCO, Securities Counsel, or their designee(s) pursuant to the procedures set forth in this paragraph, and
(ii) any violations of this policy.

RECORD RETENTION

     The CCO, Securities Counsel, or their designee(s) shall maintain and preserve in an easily accessible place a copy of this policy (and any amendments) and shall maintain and preserve for a period of not less than six years any written records completed in accordance with this policy.

                                    EXHIBIT A

I.       ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS

If portfolio holdings are released pursuant to an ongoing arrangement with any party, a Fund must have a legitimate business purpose for doing so, and neither the Fund, nor USAA Investment Management Company or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. A Fund may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include each Fund's:

     *    Investment adviser and subadviser(s);
     *    Custodian;
     *    Administrator;
     *    Securities lending agent;
     *    Auditors;
     *    Internal auditors when necessary to conduct audit-related work;
     *    Attorneys;
     *    Accounting agent;
     *    Proxy voting agent; and
     *    Trade analysis consultant.

Each Fund also may distribute portfolio holdings to other entities including:

     *     Mutual fund evaluation services such as Lipper Analytical Services;
     *     Rating agencies; and
     * Broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research.

II.      SCHEDULED DISCLOSURE OF PORTFOLIO HOLDINGS

     * Each Fund (except for each Fund of USAA Life Investment Trust) intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on usaa.com after these reports are filed with the Securities and Exchange Commission (which typically occurs approximately 60 days after the end of each fiscal quarter).

     * Each Fund (except for the USAA money market funds, the USAA Total Return Strategy Fund, and each Fund of USAA Life Investment Trust) intends to post its top ten holdings on usaa.com 15 days following the end of each month. This information will also be made available on USAA Investment Management Company's intranet.

     * Approximately 60 days after the end of each fiscal quarter, a Fund's portfolio holdings will be delivered to certain independent evaluation and reporting services such as Bloomberg, Standard & Poor's, and Morningstar.

     * For the last month of each quarter, after each Fund's top ten holdings are made available on usaa.com, this information will be delivered to certain independent evaluation and reporting services such as Lipper, Standard & Poor's, Thomson Financial, and Value Line.

                                EXHIBIT p (iii)

                         MARSICO CAPITAL MANAGEMENT, LLC
                           THE MARSICO INVESTMENT FUND
                                 CODE OF ETHICS



A.    INTRODUCTION AND OVERVIEW...............................................2

B.    PERSONS COVERED BY THE CODE.............................................4

C.    GENERAL CONDUCT GUIDELINES FOR PERSONAL INVESTMENTS.....................5

D.1.  PROHIBITION ON PURCHASES OF CERTAIN SECURITIES..........................6

D.2.  EXEMPTED TRANSACTIONS...................................................7

D.3.  PRE-CLEARANCE AND OTHER REQUIREMENTS FOR SELLING RESTRICTED TRADING
      SECURITIES AND MARSICO FUND SHARES.....................................11

E.1.  REPORTS ABOUT SECURITIES HOLDINGS AND TRANSACTIONS.....................13

E.2.  REVIEW OF REPORTS AND OTHER DOCUMENTS..................................16

F.    VIOLATIONS OF THE CODE.................................................16

G.    PROTECTION OF MATERIAL, NON-PUBLIC INFORMATION.........................16

H.1.  MISCELLANEOUS ISSUES CONCERNING BOARD SERVICE, GIFTS, AND LIMITED
      OFFERINGS..............................................................17

H.2.  RECORDKEEPING REQUIREMENTS.............................................18

H.3.  BOARD APPROVAL AND ANNUAL REVIEW REQUIREMENTS..........................19

H.4.  CERTIFICATION OF COMPLIANCE............................................19

H.5.  ADOPTION AND EFFECTIVE DATE............................................20

I.    DEFINITIONS............................................................20

J.    FORMS..................................................................23

INITIAL PERSONAL HOLDINGS REPORT.............................................24

QUARTERLY PERSONAL TRANSACTION REPORT.........................................1

ANNUAL PERSONAL HOLDINGS REPORT...............................................1

SAMPLE LETTER TO BROKER OR OTHER INSTITUTION..................................1

INITIAL CERTIFICATION OF COMPLIANCE...........................................1

PERIODIC CERTIFICATION OF COMPLIANCE..........................................1

APPROVAL OF INVESTMENT IN LIMITED OFFERING....................................1

APPROVAL OF INVESTMENT IN INITIAL PUBLIC OFFERING.............................1

SPECIAL ACCOUNT CERTIFICATION.................................................1

PRE-CLEARANCE FORM............................................................1


A.       INTRODUCTION AND OVERVIEW

         This is the Code of Ethics ("Code") of Marsico Capital Management, LLC ("MCM") and The Marsico Investment Fund (the "Funds") (together, "Marsico"). This Code is intended to help ensure that our professional and personal conduct preserves Marsico's reputation for high standards of ethics and integrity. It is also intended to ensure that we obey federal and state securities laws.

         The fiduciary duties that all of us associated with Marsico owe to our clients must remain our foremost priority. One important part of our duty is to place the interests of our clients ahead of our own interests, and to avoid potential conflicts of interest. We have to avoid activities, interests, and relationships that might interfere, or appear to interfere, with our decisions for Fund shareholders and other clients. A conflict of interest can arise even if we don't intend it, and even if our clients don't take a loss.

         The Code is designed to help us avoid conflicts of interest in personal trading and related activities. It emphasizes four general principles for how we conduct our business:

1. WE MUST COMPLY WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS. In connection with our investment advisory business, including the purchase or sale of a security for any client, directly or indirectly, it is unlawful to defraud or mislead any client (either directly or by failure to state material facts), or to engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any client. We also seek to fully disclose any conflicts of interest.

2. WE MUST PLACE THE INTERESTS OF OUR CLIENTS FIRST, INCLUDING THE FUNDS, THEIR SHAREHOLDERS, AND OTHER CLIENTS. As fiduciaries, we owe our clients a duty of care, loyalty, honesty, and good faith. As such, we seek to treat all clients equitably and seek to avoid favoritism among our clients. We must also scrupulously avoid putting our own personal interests ahead of the interests of Marsico clients. For example, we must never take for ourselves an investment opportunity that appropriately belongs to our clients.

3. WE MUST CONDUCT ALL PERSONAL SECURITIES TRANSACTIONS CONSISTENTLY WITH THE CODE, AND AVOID ANY ACTUAL OR POTENTIAL CONFLICT OF INTEREST AND ANY ABUSE OF OUR POSITION OF TRUST. Marsico's personal trading policies are highly restrictive and provide substantial assistance in ensuring that personal securities transactions do not conflict with the interests of our clients. These policies also help to ensure that our focus remains on the interests of our clients

4. WE MUST NOT TAKE INAPPROPRIATE ADVANTAGE OF OUR POSITIONS. The receipt of investment opportunities, perquisites, or gifts from persons seeking investment or business from Marsico could call into question our independent judgment.

         The Code's rules apply to everyone identified in Section B below. It is your responsibility to become familiar with the Code and to comply with it. COMPLIANCE WITH THE CODE IS EVERYONE'S RESPONSIBILITY AND IS A CONDITION TO EMPLOYMENT WITH MARSICO. Violations of the Code will be taken seriously and could result in sanctions against the violator, including termination of employment.

         Because regulations and industry standards can change, Marsico reserves the right to amend any part of the Code. These amendments may result in more stringent requirements than are currently applicable. Marsico also may grant exemptions when necessary. Exemptions must be documented by the Compliance Department, and will be granted only when no harm to MCM's clients is expected to result. Any amendments to the Code will be circulated to all employees, as discussed in Section H.4 below, and will be acknowledged in writing.

         No code of ethics can anticipate every situation. You are expected to follow both the letter and the spirit of the Code. Even if no specific Code provision applies, please avoid all conflicts of interest and abide by the general principles of the Code. IF YOU HAVE ANY QUESTIONS ABOUT THE CODE OR WHETHER CERTAIN ACTIONS MAY BE COVERED BY IT, PLEASE CONTACT THE COMPLIANCE DEPARTMENT OR THE LEGAL DEPARTMENT.

         Capitalized terms in the Code are defined in Section I below.

B.       PERSONS COVERED BY THE CODE

         The Code applies to all Covered Persons. Covered Persons include all Access Persons and all Employees (whether or not they are Access Persons).

         Some provisions of the Code apply indirectly to other persons, such as relatives, significant others, or advisers, if they own or manage securities or accounts in which a Covered Person has a Beneficial Ownership interest. For example, if you are a Covered Person, the Code's investment restrictions and reporting requirements apply both to you, and to securities or accounts (1) owned by a relative who lives in your home or whom you support, or by a non-relative who shares significant financial arrangements with you, or (2) managed by an adviser for you or a close relative. An exemption may apply to a Special Account that you don't directly or indirectly influence or control, as discussed in Sections D.2.e.(4) and E.1.

TRUSTEES OF THE FUNDS

         Trustees of the Funds who are "interested persons" of the Funds and are MCM employees are subject to all requirements of the Code. Special rules apply to Trustees of the Funds who are not "interested persons" of the Funds (including any Trustee who may have a business relationship with the Funds, MCM, or its officers or directors, but is not an MCM employee and has not been formally determined to be an "interested person"). These Trustees are subject to the Code generally, but are not subject to the investment restrictions or reporting requirements in Sections D.1, D.2, D.3, or E.1 UNLESS THE TRUSTEE KNEW OR SHOULD HAVE KNOWN, IN THE ORDINARY COURSE OF FULFILLING HIS OR HER OFFICIAL DUTIES AS A FUND TRUSTEE, THAT DURING THE 15-DAY PERIOD IMMEDIATELY BEFORE OR AFTER THE TRUSTEE'S TRANSACTION IN A COVERED SECURITY, MARSICO PURCHASED OR SOLD THAT SECURITY FOR A FUND, OR CONSIDERED THE PURCHASE OR SALE OF THAT SECURITY. A special provision of the Code applies to any Fund Trustee who is an officer or director of an operating company, if the company's securities are held by a Fund, or are under consideration for purchase or sale by the Fund (as summarized in Section G below).

COVERED PERSONS NOT EMPLOYED BY MARSICO

         Some persons not employed by Marsico might be deemed Access Persons in some circumstances - see the definition of Access Person in Section I. Hypothetical examples include: (i) a person who is an Advisory Person of the Funds or MCM even though he or she is not a Marsico employee (such as a person employed by an MCM affiliate who regularly obtains information regarding the purchase or sale of Covered Securities by a Fund), or (ii) a person who is an Informed Underwriter Representative (such as an officer of the Funds' principal underwriter who ordinarily obtains information regarding the purchase or sale of Covered Securities by a Fund).

         At present, it appears that there are no Access Persons employed by companies that are in a control relationship to MCM or the Funds.(1) In addition, it does not appear that any director, officer, or general partner of the Funds' principal underwriter meets the definition of an Informed Underwriter Representative.(2)

         If at any time MCM or the Funds determine that an individual not employed by Marsico is an Access Person (and therefore a Covered Person subject to the Code), MCM or the Funds will seek to ensure that either (i) the Covered Person complies with the Code thereafter, or (ii) the employer of the Covered Person has a code of ethics that regulates the Covered Person in accordance with the criteria for a code of ethics under Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Investment Advisers Act, and that the Funds' Board of Trustees receives the opportunity to review and approve that code of ethics.

C.       GENERAL CONDUCT GUIDELINES FOR PERSONAL INVESTMENTS

         As explained in Section D.1, the Code prohibits all Covered Persons from PURCHASING Restricted Trading Securities, but permits us otherwise to HOLD, ACQUIRE, OR SELL these and other types of securities in certain circumstances. In addition, SEC rules impose certain general conduct guidelines that apply to our personal investments that are permitted by the Code:

1. YOU MAY NOT ACQUIRE AN INTEREST IN A LIMITED OFFERING OR IN AN INITIAL PUBLIC OFFERING WITHOUT THE PRIOR WRITTEN APPROVAL OF MCM.

2. WITH RESPECT TO THE FUNDS, YOU MAY NOT, IN CONNECTION WITH YOUR ACQUISITION OR SALE OF ANY SECURITY HELD OR TO BE ACQUIRED BY A FUND OR ANY SECURITY ISSUED BY THE FUND:

         (a) Employ any device, scheme, or artifice to defraud the Fund;

         (b) Make to the Fund any untrue statement of a material fact, or omit to state to the Fund a material fact necessary in order to make the statements made not misleading, in light of the circumstances under which the statements are made;
_________________________

(1) Bank of America Corporation ("BAC") and certain of its affiliates are in a control relationship with MCM. MCM and BAC have received reasonable mutual assurances that employees of BAC and its affiliates do not regularly obtain specific current information or recommendations regarding the purchase or sale of Covered Securities by a Fund, and therefore are not Access Persons. MCM has adopted an Information Wall Policy designed to prevent such information from being inappropriately disclosed to non-MCM persons at BAC. The Information Wall Policy is subject to periodic independent review to assess its effectiveness. BAC has stated that it has procedures in place to prevent the misuse of any related information from MCM that it may receive.

(2) The principal underwriter to the Funds is UMB Distribution Services, LLC ("UMB Distribution"). No director, officer, or general partner of UMB
Distribution is believed to, in the ordinary course of business, obtain information or recommendations regarding the purchase or sale of Covered Securities by a Fund. In any case, because UMB Distribution is not an affiliated person of the Funds or MCM, and no officer, director, or general partner of UMB Distribution serves as an officer, director, general partner of the Funds or MCM, any Informed Underwriter Representative presumably would not be required to meet reporting requirements under the Code (or any code of ethics maintained by UMB Distribution).

         (c) Engage in any act, practice, or course of business that would operate as a fraud or deceit upon any Fund; or

         (d) Engage in any manipulative practice with respect to the Fund.

         Practices that may violate these guidelines include intentionally causing a Fund to act or fail to act in order to achieve a personal benefit rather than to benefit the Fund. Examples would include your causing a Fund to buy a Covered Security to support or drive up the value of your investment in the security, or causing the Fund not to sell a Covered Security to protect your investment.

         Another practice that may violate these provisions would be the exploitation of knowledge of Fund transactions to profit from their market effects. One example of this would be to sell a security for your personal account using the knowledge that MCM was about to sell the same security for the Funds. Because you have a duty to tell investment personnel about Covered Securities that are suitable for client investment, another violation may be your failure to recommend a suitable Covered Security or to purchase the Covered Security for a client to avoid a potential conflict with your personal transactions.

D.1.     PROHIBITION ON PURCHASES OF CERTAIN SECURITIES

         (a) Personal investing by Covered Persons can create potential conflicts of interest and the appearance of impropriety. Unrestricted personal investing also could distract us from our service to clients by diverting resources or opportunities from client account management. Thus, Marsico has decided to PROHIBIT all Covered Persons from PURCHASING any securities unless the purchase is an Exempted Transaction listed in Section D.2.(3)

         The practical effect of this prohibition is to restrict your PURCHASE of certain securities we call Restricted Trading Securities for any account in which you have a Beneficial Ownership interest. The Restricted Trading Securities that you generally MAY NOT PURCHASE include, without limitation, shares of mutual funds (other than the Funds) that are advised or sub-advised by MCM ("MCM Sub-advised Fund shares"), shares of common stock or preferred stock in a particular public operating company, shares of closed-end investment companies, corporate bonds, and options or other derivatives based on any of these securities.

         Subject to the restriction in the following paragraph, you may HOLD a Restricted Trading Security that was purchased before your association with Marsico. You also may otherwise ACQUIRE AND HOLD certain Restricted Trading Securities through certain Exempted Transactions listed in Section D.2. In addition, you may SELL a Restricted Trading Security if you comply with the sale pre-approval requirements ("pre-clearance") in Section D.3., or if the sale would be an Exempted Transaction under Section D.2.
____________________________

(3) This prohibition may not apply to Covered Persons who are employed by entities other than Marsico and are subject to another code of ethics, as described in Section B.

         YOU MAY NOT HOLD SHARES OF AN MCM SUB-ADVISED FUND. MCM Sub-advised Fund shares must be disposed of within a reasonable period of time after you join Marsico.(4) If you acquired MCM Sub-advised Fund shares before November 20, 2003, you may hold those shares for up to one year after that date, or sell the shares after obtaining pre-clearance from the Compliance Department in accordance with Section D.3. You may not purchase MCM Sub-advised Fund shares (other than through dividend reinvestments) on or after November 20, 2003, and may not hold any MCM Sub-advised Fund shares after November 20, 2004.

         (b) PURCHASES OF MARSICO FUND SHARES. Covered Persons ("you") may invest in shares of the Funds ("Marsico Fund shares"), but only subject to the following restrictions:

? After November 20, 2003, you may purchase Marsico Fund shares only through UMB Fund Services ("UMB") or through MCM's 401(k) plan ("Great-West"). You may not purchase new Marsico Fund shares (other than through dividend reinvestments) through brokers or other channels other than UMB or Great-West.

? If you acquired Marsico Fund shares through brokers or other channels other than UMB or Great-West before November 20, 2003, you may hold those shares with the other broker for up to one year, transfer the shares to UMB or Great-West, or sell the shares after obtaining pre-clearance from the Compliance Department in accordance with Section D.3.

? You must hold all Marsico Fund shares for at least 60 days after you purchase them. Waivers of this requirement may be granted in cases of death, disability, or other special circumstances approved by the Compliance Department (such as for automatic investment or systematic withdrawal programs).

? The minimum sanction to be imposed for any initial violation of the 60-day holding period requirement will be disgorgement to the Fund of any profit on a sale of Marsico Fund shares before the expiration of the 60-day holding period. The Compliance Department's determination of the amount of the profit will be final.

         Marsico Fund shares ARE subject to sale pre-clearance and purchase and sale reporting requirements, as discussed below.

D.2.     EXEMPTED TRANSACTIONS

         As a Covered Person, you may participate in the Exempted Transactions listed below. Exempted Transactions generally are exempted from the prohibition on purchases in Section D.1. and the sale pre-approval requirements in Section D.3., except as noted below. Exempted
__________________________

(4) Covered Persons who purchased MCM Sub-advised Fund shares prior to their employment with Marsico should seek pre-clearance under Section D.3. to sell those shares within 60 days of joining Marsico.

Transactions must still comply with other Code requirements, including the general conduct guidelines in Section C with respect to the Funds, and reporting requirements in Section E.1. IF YOU HAVE ANY DOUBT ABOUT HOW THE CODE APPLIES TO A PARTICULAR TRANSACTION, PLEASE CONTACT THE COMPLIANCE DEPARTMENT OR THE LEGAL DEPARTMENT.

a. PURCHASE OR SALE OF SECURITIES THAT ARE NOT COVERED SECURITIES (subject only to requirements in Section E.1. to report ACCOUNTS that contain the securities)

(1) You may buy, exchange, or sell without restrictions ANY SECURITY THAT IS NOT A COVERED SECURITY, including shares of registered open-end mutual funds (other than the Marsico Funds, MCM Sub-advised Funds, or Affiliated Funds), money market funds, Treasury securities, bank certificates of deposit, and high quality short-term debt instruments such as bankers' acceptances and commercial paper.

b.  PURCHASE  OR SALE OF  COVERED  SECURITIES  THAT ARE NOT  RESTRICTED  TRADING
SECURITIES   (subject  to  conduct   guidelines   in  Section  C  and  reporting
requirements in Section E.1.)

         (1) You may buy or sell shares of registered open-end mutual funds that are Affiliated Funds. Shares of the Marsico Funds and MCM Sub-advised Funds are NOT Affiliated Funds (see section D.1 above for trading restrictions on these funds).

         (2) You may buy or sell shares of index-based exchange-traded funds ("ETFs") (other than closed-end funds) and similar products that are linked to broadly based securities indices or sectors.

         (3) You may buy or sell MUNICIPAL SECURITIES (including bonds and notes and investments in state 529 Plans).

         (4)      You may buy or sell any interest in FOREIGN CURRENCY.

         (5) You may participate in transactions in DERIVATIVES THAT ARE BASED ON SECURITIES OTHER THAN RESTRICTED TRADING SECURITIES (for example, options, futures, or other instruments that are based on commodities, broad-based stock indices, ETFs, unit investment trusts, Treasury bonds, municipal bonds, or foreign currency). NO exemption applies to transactions in derivatives that are based on Restricted Trading Securities (such as options based on particular common stocks or corporate bonds).

         (6) A financial adviser, trustee, or other person may buy or sell instruments THAT ARE NOT RESTRICTED TRADING SECURITIES IN A MANAGED ACCOUNT for you (or for a person in whose account you have a Beneficial Ownership interest). This permits managed accounts to buy, for example, mutual funds (other than the Funds or MCM-Subadvised Fund shares), Treasury securities, ETFs, unit investment trusts, municipal bonds, commodities, commodity futures or options, stock index futures (not single stock futures), or foreign currency.

c. ACQUISITIONS OF RESTRICTED TRADING SECURITIES IN LIMITED CIRCUMSTANCES (subject to conduct guidelines in Section C, sale pre-clearance requirements in Section D.3, and security and account reporting requirements in Section E.1.)

         (1) You may BUY (but not sell) securities through DIVIDEND REINVESTMENT PLANS (if you do not make discretionary additional purchases), or through THE RECEIPT OR EXERCISE OF RIGHTS OR OTHER SECURITIES granted to all existing shareholders on a pro rata basis (such as the receipt of securities of a spin-off of an existing company, or the exercise of warrants or rights to buy tracking stock or additional securities). You may also acquire securities through stock dividends, stock splits, mergers, or other corporate events that are generally applicable to all existing holders of the same class of securities. MCM hereby grants prior approval to acquire an interest in an Initial Public Offering if the securities acquired are issued to existing shareholders pursuant to this paragraph. Please note that any SALE of Restricted Trading Securities obtained through these means must meet the sale pre-clearance and other requirements in Section D.3.

         (2) You may NOT BUY an interest in ANY OTHER INITIAL PUBLIC OFFERING UNLESS you obtain the prior approval of MCM's Compliance Department (see attached form of Approval of Investment in Initial Public Offering).

d. SALES OF RESTRICTED TRADING SECURITIES IN LIMITED CIRCUMSTANCES (subject to conduct guidelines in Section C, sale pre-clearance requirements in Section D.3., and security and account reporting requirements in Section E.1.)

         (1) You may SELL (but not buy) a RESTRICTED TRADING SECURITY if you follow the sale pre-clearance and other requirements in Section D.3. You may not, however, engage in short selling of particular Restricted Trading Securities, including short sales against the box. You may sell short an investment that is not a Covered Security or a Restricted Trading Security (such as an ETF).

e.   OTHER  EXEMPTED  TRANSACTIONS   (PURCHASE  OR  SALE)  (subject  to  conduct
     guidelines in Section C, and security and account reporting requirements in Section E.1.)

         (1) NON-VOLITIONAL TRANSACTIONS. You may buy or sell Restricted Trading Securities through NON-VOLITIONAL TRANSACTIONS you don't control (such as when an issuer whose securities you already own issues new securities to you or calls a security, a derivative instrument expires, or you receive a gift outside your control). If you acquire Restricted Trading Securities through a non-volitional transaction, but can control their sale, the SALE is NOT an
Exempted Transaction, and must meet the sale pre-clearance and other requirements in Section D.3.

         (2) EMPLOYMENT ARRANGEMENTS. You may buy or sell Restricted Trading Securities including options under an EMPLOYMENT ARRANGEMENT, and may exercise or sell any options, if your employer or an affiliate issues the securities or options. MCM's prior approval is required if you or a household member enter into employment arrangements after you join MCM (SEE attached Approval of Investment in Limited Offering). MCM's prior approval also is required if you thereby acquire an interest in a Limited Offering (see attached form of Approval of Investment in Limited Offering).

         (3) LIMITED OFFERINGS. You may BUY an interest in ANY LIMITED OFFERING (such as an interest in a private company, partnership, limited liability company, private equity fund, venture capital fund, hedge fund, or other unregistered operating company or investment company that invests in securities, real estate, or other assets) ONLY if you obtain MCM's PRIOR APPROVAL (see attached form of Approval of Investment in Limited Offering). Investments in a hedge fund or other Limited Offering whose assets are invested in securities (except a fund advised by MCM) will be subject to conditions similar to those for a Special Account discussed below. You may SELL an interest in a Limited Offering without restrictions (unless you get an interest in an Initial Public Offering in return, which requires MCM's prior approval). Holdings and transactions in a Limited Offering must be reported on Code report forms (subject to exceptions discussed in E.1.c.4. below).

         Pre-approval and reporting requirements may not apply to your ownership of a personal or family company that does not hold its assets for investment. Shares of a personal or family company or partnership that holds only family property (such as an airplane, residence, or vacation home), and is not primarily intended as an investment, are exempted because the company is not an investment vehicle. In contrast, if the personal or family company or partnership holds assets mainly for investment, owns income-producing assets, or offers shares to non-family members, the company or partnership may be viewed as an investment vehicle, and the exemption from pre-approval and reporting requirements may NOT apply.

         Before you invest in any Limited Offering, please request pre-approval from MCM, and discuss it with the Compliance Department or Legal Department if you are not sure how the Code applies to it.

         (4) SPECIAL ACCOUNTS. A financial adviser, trustee, or other person may buy or sell RESTRICTED TRADING SECURITIES IN A MANAGED SPECIAL
ACCOUNT for you (or for a person in whose securities you have a Beneficial Ownership interest) ONLY in rare circumstances requiring, among other things that you obtain MCM's prior approval (see attached form of Special Account Certification). Approval will require that:

                  (a) You establish that the financial adviser, trustee, or other person who manages the Special Account has complete control over the account under a written grant of discretion or other formal arrangement, and that you have no direct or indirect influence or control over the Special Account or investment decisions made for it;

                  (b) You (and any related person) do not disclose to the financial adviser, trustee, or other person who manages the Special Account any action that Marsico may take or has or has not taken, or any consideration by Marsico of any security;

                  (c) The financial adviser, trustee, or other person who manages the Special Account does not disclose to you any investment decision to be implemented for the Special Account until after the decision has been implemented; and

                  (d) You complete the attached form of Special Account Certification (or its equivalent) and any other documents requested by MCM; you report the EXISTENCE of the Special Account in your periodic holdings and transaction reports; and you report SECURITIES HOLDINGS AND TRANSACTIONS IN the Special Account through account statements or otherwise if requested.

         Whether an exemption will be granted for a Special Account will be determined on a case-by-case basis. MCM reserves the rights to require additional conditions as necessary or appropriate depending on the circumstances, and to revoke the exemption at any time.

D.3. PRE-CLEARANCE AND OTHER REQUIREMENTS FOR SELLING RESTRICTED TRADING SECURITIES AND MARSICO FUND SHARES

         As a Covered Person, you may be allowed to SELL a Restricted Trading Security (including Marsico Fund shares, MCM Sub-advised Fund shares, or other securities acquired before your association with Marsico or through an Exempted Transaction), if you follow pre-clearance and other procedures designed to avoid potential conflicts of interest. PLEASE NOTE THAT ALL SALES THAT QUALIFY AS EXEMPTED TRANSACTIONS IN SECTION D.2. ARE EXEMPTED FROM ALL SALE REQUIREMENTS.

a. PRE-CLEARANCE: BEFORE you sell any Restricted Trading Security, Marsico Fund shares, or MCM Sub-advised Fund shares, you must complete and submit a Pre-clearance Form (see attached form). MCM will treat the pre-clearance process as confidential, and will not disclose related information except as required by law or for appropriate business purposes. You may not pre-clear your own form. The persons authorized to pre-clear transactions and sign the form are:

                  Compliance Analysts or Manager
                  Chief Compliance Officer of MCM
                  Chief Compliance Officer of the Marsico Funds
                  General Counsel, Associate General Counsel, or Other Counsel

         YOU MAY NOT SELL THE RESTRICTED TRADING SECURITY, MARSICO FUND SHARES, OR MCM SUB-ADVISED FUND SHARES IN QUESTION UNTIL YOU RECEIVE WRITTEN PRE-CLEARANCE. Pre-clearance requests will be reviewed as quickly as possible. Please remember that pre-clearance is not automatically granted. For example, if MCM is considering the purchase of the security for client accounts, pre-clearance may be denied for a certain period of time.

         When you request pre-clearance of a sale of Marsico Fund shares or MCM Sub-advised Fund shares, you must attach to the Pre-clearance Form a copy of all of your transactions in those shares for the previous 90 days, including any transactions pursuant to automatic purchases, dividend reinvestments, and systematic withdrawal programs.

         Once pre-clearance is granted, it is valid only until the close of the next business day (unless you have no direct control over the timing of the transaction, in which case you should request that the transaction be initiated as soon as reasonably possible after pre-clearance), and only for the security and amount indicated on the Pre-clearance Form. You may not alter the terms of the authorized sale without completing a new Pre-clearance Form and obtaining written authorization.

         FAILURE TO OBTAIN PRE-CLEARANCE FOR A SALE OF ANY RESTRICTED TRADING SECURITY, OR MARSICO FUND SHARES, OR MCM SUB-ADVISED FUND SHARES IS A SERIOUS BREACH OF MARSICO'S RULES. A violation may expose you to sanctions up to and including termination of employment. Failure to obtain pre-clearance also may require your trade to be canceled, and you may be required to bear any loss that results. MCM, in its discretion, may require any profits from an unauthorized trade to be donated to a charity designated by MCM.

b. HOLDING PERIOD: As a general principle, Covered Persons should engage in personal securities transactions for investment purposes rather than to generate short-term trading profits. As a result, Covered Persons and accounts or securities in which they hold a Beneficial Ownership interest are generally prohibited from selling a Restricted Trading Security or Marsico Fund shares that you acquired within the previous 60 days. MCM may waive compliance with this requirement if you request a waiver in advance and show that you have good cause to be excused (such as a need to sell investments to buy a home). Waivers of the 60-day holding period requirement for Marsico Fund shares may be granted in cases of death, disability, or other special circumstances approved by the Compliance Department (such as for automatic investment or systematic withdrawal programs). The minimum sanction to be imposed for any initial violation of the 60-day holding period requirement for Marsico Fund shares will be disgorgement to the Fund of any profit on a sale of Marsico Fund shares before the expiration of the 60-day holding period. The Compliance Department's determination of the amount of the profit will be final.

c. BLACKOUT PERIOD: You MAY NOT SELL a Restricted Trading Security for EITHER SEVEN DAYS BEFORE, OR SEVEN DAYS AFTER, a trade in the same security or an equivalent security for a Fund or other client. This blackout period is intended to ensure that a Covered Person's securities transactions do not coincide with those of MCM's clients, and therefore minimize the possibility that the Covered Person may benefit from actions taken by MCM on behalf of its clients. The application of the blackout period BEFORE a trade for a Fund or other client poses certain difficulties, and could result in inadvertent violations of the Code (since it may be impossible to definitively determine whether a security will be bought or sold in the future). Nonetheless, Marsico makes reasonable efforts to ascertain whether a security will be purchased or sold for a Fund or other client after pre-approval in order to avoid even the appearance of impropriety.

         If a pre-cleared trade ultimately falls within the blackout period, MCM may ask the Covered Person to cancel the transaction. If the transaction was pre-cleared but cannot be canceled, MCM may, but is not required to, impose a sanction if necessary or appropriate in the circumstances. MCM may waive compliance with the blackout period requirement if there is good cause or under other special circumstances approved by the Compliance or Legal

Department. Please contact the Compliance Department or the Legal Department if you have any question about the application of the blackout period.

E.1.     REPORTS ABOUT SECURITIES HOLDINGS AND TRANSACTIONS

         As an Employee, you must give MCM periodic written reports about your securities holdings, transactions, and accounts (and the securities or accounts of other persons if you have a Beneficial Ownership interest in them).(5) SEC requirements mainly control these reports and their contents. The reports are intended to assist Marsico in identifying conflicts of interest that could arise when you invest in a Covered Security or hold accounts that permit these investments, and to promote compliance with the Code. Marsico is sensitive to privacy concerns, and will try not to disclose your reports to anyone unnecessarily. Reports should be filed on forms like those attached or in accordance with instructions from MCM's Compliance Department.

         FAILURE TO FILE A TIMELY, ACCURATE, AND COMPLETE REPORT IS A SERIOUS BREACH OF SEC RULES. If you are late in filing a report, or file a report that is misleading or incomplete, you may face sanctions including identification by name to the Funds' board of directors or MCM management, withholding of salary or bonuses, or termination of employment.

a. INITIAL HOLDINGS REPORT: Within ten days after you begin employment with Marsico, you must submit to Marsico a report that contains:

         (1) The name/title and ticker symbol (or CUSIP), and the number of equity shares of (or the principal amount of debt represented by) each COVERED SECURITY in which you have any direct or indirect Beneficial Ownership interest as of the date when you began employment with Marsico. You may provide this information in part by referring to attached copies of broker transaction confirmations or account statements that contain accurate, up-to-date information. All information contained in confirmations or account statements attached to the initial holdings report must be current as of a date not more than 45 days prior to the date of your employment.

In a separate section of the holdings report, you must report all holdings of Marsico Fund shares, MCM Sub-advised Fund shares, and Affiliated Fund shares.

         (2) The name and address of any broker, dealer, bank, or other institution (such as a general partner of a limited partnership, or transfer agent of a company) that maintained ANY ACCOUNT in which ANY SECURITIES (Covered Securities or not) were held for your direct or indirect Beneficial Ownership when you began employment with Marsico, the approximate date(s) when those accounts were established, the account numbers and names of the persons for whom the accounts are held.

______________________

(5) Covered Persons employed by entities other than Marsico and subject to another code of ethics should instead comply with its reporting requirements, as noted in Section B.

         (3) A statement (and a letter or other evidence) that you have instructed each broker, dealer, bank, or other institution to provide duplicate account statements and confirmations of all securities transactions to Marsico, unless Marsico indicates that the information is otherwise available to it. A sample Letter to Broker or Other Institution is attached.

         (4)      The date that you submitted the report.

b. QUARTERLY TRANSACTION REPORT: Within thirty days after the end of each calendar quarter, you must submit to Marsico a report that contains:

         (1) With respect to any transaction during the quarter in a COVERED SECURITY (INCLUDING MARSICO FUND SHARES, MCM SUB-ADVISED FUND SHARES, OR AFFILIATED FUND SHARES) in which you had any direct or indirect Beneficial Ownership interest:

                  (a) The date of the transaction (purchases, exchanges, sales), the name/title and ticker symbol (or CUSIP), interest rate and maturity date (if applicable), and the number of equity shares of (or the principal amount of debt represented by) each SECURITY involved;

                  (b) The nature of the transaction (I.E., purchase, sale, or other type of acquisition or disposition);

                  (c) The price at which the transaction in the Security was effected; and

                  (d) The name of the broker, dealer, bank, or other institution with or through which the transaction was effected.

You may provide this information by referring to attached copies of broker transaction confirmations or account statements that contain all of the information, or by referring to statements or confirmations known to have been received by Marsico no later than 30 days after the end of the applicable calendar quarter.

         (2) The name and address of any broker, dealer, bank, or other institution (such as a general partner of a limited partnership, or transfer agent of a company) that maintained ANY ACCOUNT in which ANY SECURITIES (Covered Securities or not) were held during the quarter for your direct or indirect Beneficial Ownership, the account numbers and names of the persons for whom the accounts were held, and the approximate date when each account was established.

         (3) A statement (and a letter or other evidence) that you have instructed each broker, dealer, bank, or other institution that has established a NEW account for the direct or indirect Beneficial Ownership of the Employee
DURING THE PAST QUARTER to provide duplicate account statements and confirmations of all securities transactions to Marsico, unless Marsico indicates that the information is otherwise available to it.

         (4)      The date that you submitted the report.

c. ANNUAL HOLDINGS REPORT: Annually, at a time determined by the Compliance Department, you must submit to Marsico a report that contains the following information as of the effective date:

         (1) The name/title and ticker symbol (or CUSIP), and the number of equity shares of (or the principal amount of debt represented by) each COVERED SECURITY (INCLUDING MARSICO FUND SHARES, MCM SUB-ADVISED FUND SHARES, OR AFFILIATED FUND SHARES) in which you had any direct or indirect Beneficial Ownership interest on the effective date. You may provide this information by referring to attached copies of broker transaction confirmations or account statements that contain the information. All such information contained in confirmations or account statements attached to the holdings report must be current as of a date not more than 45 days before the report is submitted. If appropriate, you and MCM may rely on confirmations or account statements that have been previously provided to MCM.

         (2) The name and address of any broker, dealer, bank, or other institution (such as a general partner of a limited partnership, or transfer agent of a company) with which you maintained ANY ACCOUNT in which ANY
SECURITIES (Covered Securities or not) were held for your direct or indirect Beneficial Ownership of the Employee on the effective date, the account numbers and names of the persons for whom the accounts are held, and the approximate date when each account was established.

         (3) A statement (and a letter or other evidence) that you have instructed each broker, dealer, bank, or other institution to provide duplicate account statements and confirmations of all securities transactions to Marsico, unless Marsico indicates that the information is otherwise available to it.

         (4)      The date that you submitted the report.

         EXCEPTION TO REQUIREMENT TO LIST TRANSACTIONS OR HOLDINGS: You need not list any SECURITIES HOLDINGS OR TRANSACTIONS IN any account over which you had no direct or indirect influence or control, unless requested by MCM. This may apply, for example, to a Special Account. You must still identify the EXISTENCE of the account in your list of securities accounts.

         You need not list additional transactions in a Limited Offering (after the initial transaction) if the additional transactions do not increase the amount of your investment or ownership interest beyond those originally approved by MCM. If there are additional investments beyond the amounts approved, the transactions must be reported, and in some circumstances may require a new approval form (see attached form of Approval of Investment in Limited Offering).

         Please ask the Compliance Department or the Legal Department if you have questions about reporting requirements.

E.2.     REVIEW OF REPORTS AND OTHER DOCUMENTS

         The Compliance Department will review each report submitted pursuant to Section E.1. by Covered Persons for consistency with the Code, and will review each account statement or confirmation from institutions that maintain their accounts. To ensure adequate scrutiny, a report concerning a member of the Compliance Department will be reviewed by a different member of the Compliance Department.

F.       VIOLATIONS OF THE CODE

         All employees will promptly report any violations of the Code to the Chief Compliance Officer of MCM, the Chief Compliance Officer of the Funds, or a member of the Compliance Department.(6) Reports of violations of the Code may be submitted anonymously.

         The Compliance Department will promptly investigate any violation or potential violation of the Code, and recommend to the Chief Compliance Officer of MCM or the Chief Compliance Officer of the Funds appropriate action to cure the violation and prevent future violations. The Compliance Department will keep a record of investigations of violations, including actions taken as a result of a violation. If you violate the Code, you may be subject to sanctions including identification by name to the Funds' board of directors or MCM management, withholding of salary or bonuses, or termination of employment. Violations of the Code also may violate federal or state laws and may be referred to authorities.

G.       PROTECTION OF MATERIAL, NON-PUBLIC INFORMATION

         MCM maintains comprehensive polices and procedures designed to prevent the misuse of material, non-public information ("Insider Trading Policy").(7) MCM's Insider Trading Policy is designed to ensure that MCM personnel act consistently with the fiduciary duties owed to clients, and that those personnel do not personally profit from MCM's proprietary information at the expense of clients or other persons to whom duties are owed. MCM's Insider Trading Policy is also designed to ensure that MCM's proprietary information is not disclosed improperly.

         MCM's Insider Trading Policy generally prohibits employees from (1) buying or selling a security either personally or on behalf of any account or fund managed by MCM, while in possession of material, non-public information about that security or its issuer, or (2) communicating material, non-public information to others in violation of the law and the

______________________

(6) All violations of this Code must periodically be reported to MCM's Chief Compliance Officer.

(7) MCM's Insider Trading Policy covers all officers, directors and employees of MCM and any other persons as may from time to time fall within the definition of "persons associated with an investment adviser," as defined in the Advisers Act. MCM's Insider Trading Policy extends to activities within and outside of an employee's duties at MCM.

Insider Trading Policy. These prohibitions generally extend to communications of material, non-public information regarding MCM, its investment processes, analyses, recommendations, and holdings of MCM-advised accounts, the Marsico Funds, and any other registered investment companies sub-advised by MCM. Every MCM employee is required to read the Insider Trading Policy, to sign and return accompanying acknowledgements, and to retain a copy of the policy in a readily accessible place for reference.

         SPECIAL PROVISION FOR FUND TRUSTEES: This provision is intended to prevent the misuse of material, non-public information when a Trustee also serves as a director or officer of an operating company, if the company's securities are held by a Fund, or are under consideration for purchase or sale by the Fund. In those circumstances, the Trustee may not discuss the company or the Marsico Funds' holdings (or contemplated holdings) in the company with any employee of MCM or the Funds. The Trustee also should recuse himself or herself from any Board discussion or presentation regarding the securities of the company. The Trustee and any employee of MCM or the Funds may attend a general company meeting or other meeting, at which the Trustee may discuss the company with other members of the Board, the financial community, or securities analysts. Any questions regarding this policy should be discussed with the Chief Compliance Officer of the Funds.

H.1.     MISCELLANEOUS ISSUES CONCERNING BOARD SERVICE, GIFTS, AND LIMITED
OFFERINGS

         Some conduct that does not involve personal trading may still raise concerns about potential conflicts of interest, and is therefore addressed here.

A. SERVICE ON BOARDS: As a Covered Person, you may not serve on the board of directors of any for-profit company that is the type of company in which MCM might reasonably consider investing for clients without MCM's prior written approval. Approval will be granted only if MCM believes that board service is consistent with the interests of Marsico's clients. If board service is authorized, you and MCM must follow appropriate procedures to ensure that you and Marsico do not obtain or misuse confidential information. MCM also may require you to show that any securities you receive from the for-profit company or organization are appropriate compensation.

B. OTHER BUSINESS ACTIVITIES: As a Covered Person, you should consider your fiduciary responsibilities under the Code when accepting outside employment arrangements or involvement in outside business activities. Any questions should be directed to the Compliance Department or Legal Department.

c. GIFTS: On occasion, you may be offered gifts from clients, brokers, vendors, or other persons not affiliated with Marsico who may be in a position to do business with Marsico. You may not accept extraordinary or extravagant gifts. You may accept gifts of a nominal value (I.E., no more than $100 annually from one person), customary business meals and entertainment if both you and the giver are present (E.G., sporting events), and promotional items (E.G., pens or mugs). You may not solicit gifts.

         You may not give a gift that has a fair market value greater than $100 per year to persons associated with securities or financial organizations, exchanges, member firms, commodity firms, news media, or clients of MCM. You may provide reasonable entertainment to these persons if both you and the recipient are present. Please do not give or receive gifts or entertainment that would be embarrassing to you or Marsico if made public.

d. LIMITED OFFERINGS IN PRIVATE COMPANIES: If you acquire a Limited Offering in a private company, either before association with Marsico or through an Exempted Transaction, MCM may have to follow special procedures if it later seeks to purchase securities of the same issuer for clients. You may be excluded from decision-making relating to such an investment. If you play a part in MCM's consideration of the investment, your interest may have to be disclosed to all clients for whom MCM may make the investment, and MCM's decision to invest must be independently reviewed by other investment personnel with no personal interest in the issuer.

H.2.     RECORDKEEPING REQUIREMENTS

         Marsico or its agents will maintain the following records at their places of business in the manner stated below. These records may be made available to the Securities and Exchange Commission for reasonable periodic, special, or other examinations:

* A copy of the Code that is in effect, and any Code that was in effect at any time within the past five years (maintained in an easily accessible place);

* A record of any violation of the Code, and of any action taken as a result of the violation (maintained in an easily accessible place for five years after the end of the fiscal year in which the violation occurs);

* A copy of each report required to be submitted by a Covered Person under Section E.1., including broker transaction confirmations or account statements (maintained for at least five years after the end of the fiscal year in which the report is made or the information is provided, the first two years in an easily accessible place);

* A record of all Covered Persons within the past five years, and who are or were required to make reports under the Code (maintained in an easily accessible place);

* A record of all persons who are or were responsible for reviewing reports of Covered Persons during the past five years (maintained in an easily accessible place);

* A copy of each report to the Board of Trustees of the Funds submitted under Section H.3. of the Code (maintained for at least five years after the end of the fiscal year in which it is made, the first two years in an easily accessible place);

* A copy of each written approval (including the reasons supporting such decision) of a Covered Person's acquisition of securities in an Initial Public Offering or a Limited Offering, and each written approval of other transactions, such as a Pre-clearance Form (maintained for at least five years after the end of the fiscal year in which the approval was granted); and

* A copy of each Covered Person's periodic Certificate of Compliance (acknowledging receipt of the Code and any amendments) under Section H.4. for five years (maintained in an easily accessible place).

H.3.     BOARD APPROVAL AND ANNUAL REVIEW REQUIREMENTS

         This Code and any material changes must be approved by the Board of Trustees of the Funds, including a majority of the Outside Trustees, within six months after the adoption of the material change. Each approval must be based on a determination that the Code contains provisions reasonably necessary to prevent Covered Persons from engaging in any conduct prohibited by Rule 17j-l(b) under the 1940 Act, including conduct identified in Section C above.

         At least annually, the Fund's Chief Compliance Officer, on behalf of MCM, will provide to the Board of Trustees of the Funds, and the Trustees will review, a written report that summarizes existing procedures concerning personal trading (including any changes in the Code), certifies that Marsico has adopted procedures reasonably necessary to prevent violations of the Code, describes any issues arising under the Code, including any material violations and sanctions imposed since the last report to the Board, and identifies any recommended changes to the Code.

         MCM's Chief Compliance Officer must approve the Code on behalf of MCM. On an annual basis, MCM's Chief Compliance Officer, with the assistance of any designees, will also review the adequacy and effectiveness of the Code, and make any necessary recommendations for revisions of the Code.

         MCM's Compliance Department is responsible for providing, as necessary, any training and education to Covered Persons regarding compliance with the Code.

H.4.     CERTIFICATION OF COMPLIANCE

         The Compliance Department will notify each Covered Person that he or she is subject to the Code and will provide each such person with a copy of the Code. Each Covered Person will be asked to certify initially and periodically that he/she has received, read, understands, and has complied or will comply with the Code. You must complete this Certification of Compliance upon commencement of employment and periodically thereafter. Any material amendments to the Code will be circulated prior to becoming effective.

H.5.     ADOPTION AND EFFECTIVE DATE

         Approved by:               /S/ STEVEN CARLSON

         Title:                     CHIEF COMPLIANCE OFFICER

         Effective as of:           OCTOBER 1, 2004

         Amended:                   APRIL 1, 2005

         Approved by:               /S/ STEVEN CARLSON

         Title:                     CHIEF COMPLIANCE OFFICER

         Effective Date:            FEBRUARY 1, 2005


I.            DEFINITIONS

1.            "Access Person" means:

(a) Any "MCM-Supervised Person," defined as any MCM partner, officer, director (or person with similar status or functions), or employee (or other person who provides investment advice for MCM and is subject to MCM's supervision or control), if the MCM-Supervised Person:

              (i) Has access to non-public information regarding any MCM client's purchase or sale of securities, or non-public information regarding the portfolio holdings of any investment company advised or sub-advised by MCM; or
              (ii) Is involved in making securities  recommendations to clients, or has access to such recommendations that are non-public;

(b) Any "Advisory Person of the Funds or of MCM," defined as (i) any director, officer, general partner or employee of the Funds or MCM (or of any company in a control relationship to the Funds or MCM) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of Covered Securities by a Fund, or whose functions relate to the making of any recommendations with respect to those purchases or sales; and (ii) any natural person in a control relationship to the Funds or MCM who obtains information concerning recommendations made to a Fund with regard to the purchase or sale of Covered Securities by the Fund; and

(c) Any "Informed Underwriter Representative," defined as a director, officer, or general partner of the principal underwriter to the Funds who, in the ordinary course of business, makes, participates in, or obtains information regarding, the purchase or sale of Covered Securities by a

Fund, or whose functions or duties in the ordinary course of business relate to the making of any recommendation to a Fund regarding the purchase or sale of Covered Securities; provided that the Informed Underwriter Representative would not be required to meet reporting requirements under the Code (or any code of ethics maintained by the principal underwriter) unless the principal underwriter is an affiliated person of a Fund or MCM, or the Informed Underwriter Representative also serves as an officer, director, or general partner of a Fund or MCM.

(d) All directors, officers, and general partners of either MCM or the Funds are presumed to be Access Persons.

2. "Affiliated Fund" means any investment company (EXCEPT money market funds) for which a control affiliate of MCM (including a person that controls MCM, is controlled by MCM, or is under common control with MCM) acts as adviser, subadviser, or principal underwriter. Investment companies for which MCM acts as adviser or subadviser are NOT considered to be Affiliated Funds. MCM's Compliance Department will maintain a listing of Affiliated Funds and will periodically distribute the list to all Covered Persons.

3. "Beneficial Ownership" has the same meaning as under Section 16 of the Securities Exchange Act of 1934 and Rule 16a-1(a)(2) under the Act. Under those provisions, a person generally is the beneficial owner of (or has a Beneficial Ownership interest in) any securities in which the person has or shares a direct or indirect pecuniary interest. A person's Beneficial Ownership interest ordinarily extends to securities held in the name of a spouse, minor children, relatives resident in the person's home, or unrelated persons in circumstances that suggest a sharing of financial interests, such as when the person makes a significant contribution to the financial support of the unrelated person, or shares in profits of the unrelated person's securities transactions. Key factors in evaluating Beneficial Ownership include the person's ability to benefit from the proceeds of a security, and the extent of the person's control over the security.

4. "Covered Person" means any person subject to the Code, which generally includes any Access Person or any Employee.

5. "Covered Security" means ANY security, as defined in Section 2(a)(36) of the Investment Company Act, EXCEPT (1) direct obligations of the U.S. government;
(2) bankers' acceptances, bank certificates of deposit, commercial paper, and high-quality short-term debt instruments, including repurchase agreements; or
(3) shares issued by open-end registered investment companies (also known as mutual funds). NOTE THAT FOR PURPOSES OF THIS CODE, shares of the Marsico Funds, MCM Sub-advised Funds, and Affiliated Funds are considered Covered Securities.

6. "Employee" means (1) any Marsico Employee, and (2) any temporary staffer who has worked for Marsico continuously for more than 30 days.

7. "Exempted Transaction" means a securities transaction listed in Section D.2. The purchase or sale of a security through an Exempted Transaction generally IS exempted from the prohibition on purchases in Section D.1., and the sale pre-approval requirements in Section D.3.,

UNLESS otherwise noted in Section D. An Exempted Transaction generally IS NOT exempted from the general conduct guidelines in Section C, or the reporting requirements in Section E.1.

8. "Initial Public Offering" means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of sections 13 or 15(d) of the Securities Exchange Act of 1934.

9. "Limited Offering" means any offering that is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) or Section 4(6) of the Securities Act or pursuant to Rule 504, 505, or 506 under the Securities Act. A Limited Offering generally includes any interest in a private company, partnership, limited liability company, private equity fund, venture capital fund, hedge fund, or other unregistered operating company or investment company that invests in securities, real estate, or other assets, and certain interests in stock options or other deferred compensation.

10 "Marsico Employee" means any officer, principal, or permanent employee of MCM, and any officer, trustee, or permanent employee of the Funds. "Marsico Employee" does not include an inactive or semi-retired employee who receives salary or benefits, but does not actively participate in Marsico's business, have access to current information regarding the purchase or sale of Covered Securities by the Funds, or make recommendations regarding those purchases or sales.

11. "Restricted Trading Security" means any security that a Covered Person generally may not PURCHASE because of the prohibition on purchases in Section
D.1. Restricted Trading Securities include, without limitation, shares of common stock or preferred stock in a particular public operating company, MCM Sub-advised Fund shares, shares of closed-end investment companies, corporate bonds, and options or other derivatives based on any of these securities. A Covered Person may OTHERWISE HOLD, ACQUIRE, OR SELL a Restricted Trading Security (other than MCM Sub-advised Fund shares after a reasonable time), as explained in Section D.1.

12. "Security Held or to be Acquired by a Fund" means (1) any Covered Security that within the most recent 15 days (a) is or has been held by one of the Funds or a mutual fund sub-advised by MCM; or (b) is being or has been considered by a Fund or MCM for purchase by the Fund or a mutual fund sub-advised by MCM; and
(2) any option to purchase or sell, and any security convertible into or exchangeable for, such a Covered Security.

13. "Special Account" means a managed account in which a financial adviser, trustee, or other person buys or sells Restricted Trading Securities for a Covered Person (or for a person in whose securities a Covered Person has a Beneficial Ownership interest), provided that the account meets the requirements described in Section D.2.f.(4).

J. FORMS

         Attached to the Code are the following forms:

*        Initial Personal Holdings Report;
*        Quarterly Personal Transaction Report;
*        Annual Personal Holdings Report;
*        Sample Letter to Broker or Other Institution;
*        Initial/Periodic Certification of Compliance with Code of Ethics;
*        Approval of Investment in Limited Offering;
*        Approval of Investment in Initial Public Offering;
*        Special Account Certification;
*        Pre-clearance Form.

                     MARSICO CAPITAL MANAGEMENT, LLC ("MCM")
                        INITIAL PERSONAL HOLDINGS REPORT
             TO BE COMPLETED BY ALL NEW MCM EMPLOYEES WITHIN 10 DAYS
                           AFTER BEGINNING EMPLOYMENT

NAME:  ___________________________________

EFFECTIVE DATE (WHEN YOU
BEGAN EMPLOYMENT WITH MCM): _____________________________


1. Please list every "Covered Security" in which you had any direct or indirect beneficial ownership interest on the Effective Date, including securities owned by other persons.(8)

A Covered Security includes shares of exchange-traded funds, unit investment trusts, municipal bonds and state 529 Plans, closed-end funds, depositary receipts, broker folios, common stock, preferred stock, corporate bonds, hedge funds, and limited partnership interests, among other securities. These may be held in custody or in certificate form.

Shares of Marsico Funds, MCM Sub-advised Funds, and Affiliated Funds are Covered Securities that are reported in a separate section on the holdings report. Money market funds do not need to be reported.

Shares of registered open-end investment companies (mutual funds) which are not listed above, direct obligations of the U.S. government, bank CDs, or other high-quality short-term debt are NOT included in the definition of Covered Securities and do not need to be reported.

                                      * * *

You may rely on account statements or confirmations that provide the requested information. To do this, please attach copies to the report and state below that "Confirmations and/or account statements are attached". All information contained in attached confirmations or account statements must be current as of a date no more than 45 days prior to the date of your employment.

_________________

(8) You generally have an indirect beneficial ownership interest in, for example, securities or accounts (1) owned by a relative who lives in your home or whom you support, or by a non-relative who shares significant financial arrangements with you, or (2) managed by an adviser for you or a close relative. Your completion of this report is not an admission for other purposes that you have an ownership interest in securities or accounts reported here.

Please write "None" below if you do not own a direct or indirect interest in a Covered Security.
--------------------------------------------------------------------------------
TITLE AND SYMBOL OF COVERED SECURITY      NUMBER OF SHARES    PRINCIPAL AMOUNT
(including interest rate and maturity    (if equity)         (if debt)
date if applicable)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Please write "None" below if you do not own a direct or indirect interest in the following fund shares. Money market funds do not need to be reported.

-------------------------------------------------------------------------------
MARSICO FUND SHARES, MCM SUB-ADVISED FUND SHARES,      NUMBER OF SHARES
OR AFFILIATED FUND SHARES
(please list all shares or attach all relevant
account statements and/or confirmations)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

2. Please list the name and address of each broker, dealer, bank, or other institution (such as the general partner of a limited partnership, or transfer agent of a company) that maintained an account containing ANY securities held for your direct or indirect benefit on the Effective Date.

Please also list the approximate date the account was established, and registration information including the number of the account and the name in which it is registered (if not your own).

Securities accounts should be listed if they contain any securities, not just Covered Securities. Accounts to be listed include brokerage, IRA, 401(k), profit-sharing, pension, retirement, trust, mutual fund, hedge fund, or limited partnership accounts maintained for you, or for other persons if you have a beneficial ownership interest in the account.(9) You need not list accounts that hold no securities, such as a savings account. Your account with the MCM 401(k) plan is already listed for you.

_____________________

(9) You generally have an indirect beneficial ownership interest in accounts owned by persons such as those listed in the previous footnote.

--------------------------------------------------------------------------------
NAME/ADDRESS OF BROKER,      DATE SECURITIES      ACCOUNT REGISTRATION
DEALER, BANK, OR OTHER       ACCOUNT WAS          (SELF/OTHER) AND NUMBER/S
INSTITUTION                  ESTABLISHED
------------------------------------------------------------------------------

Great-West Life & Annuity    (Please state        SELF:
Insurance Co.                approximate date)    MCM 401(k) Plan No. 934587-01,
401(k) Operations                                 Participant Account
8525 East Orchard Road                            (Please state all account
Greenwood Village,                                numbers)
Colorado 80111

--------------------------------------------------------------------------------

UMB Fund Services, Inc.      (Please   state      (Please state all account
803 West Michigan Street     approximate date)    numbers)
Milwaukee, Wisconsin  53233

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

3. Please send a letter or other instruction (sample attached) to every broker, dealer, bank, or other institution (such as the general partner of a limited partnership, or transfer agent of a company) that maintained an account for your direct or indirect benefit on the Effective Date.(10)

The letter or instruction should ask the institution to mail to MCM's compliance department (1) a duplicate confirmation of each transaction in each account, and
(2) a duplicate copy of each periodic account statement. Please attach to this report a copy of each letter or instruction.

                                      * * *

You need not send a letter to the MCM 401(k) plan (which provides information to MCM directly), or send a letter to UMB about an account that holds only Marsico funds through UMB

_____________________

(10) You need not send a new letter to an institution if you previously sent a similar letter that references every account maintained at that institution for your benefit on the Effective Date (including accounts maintained for other persons), and you attach a copy to this report.

(which provides information to MCM). You also need not send a letter to an institution (such as a real estate limited partnership) that holds a securities account for you (such as a record of a partnership interest) but does not itself invest in securities.


CERTIFICATION

I certify that I have responded fully to Request Nos. 1 and 2, and have instructed each broker, dealer, bank, or other institution to provide the information requested in Request No. 3 of this Initial Personal Holdings Report.


Name:      _____________________________________
                          (PLEASE PRINT)

Signature: _____________________________________


Date Submitted: ________________________________

Revised initial personal holdings report3.doc, January 6, 2006, 1:58 PM

                     MARSICO CAPITAL MANAGEMENT, LLC ("MCM")
                      QUARTERLY PERSONAL TRANSACTION REPORT
             TO BE COMPLETED BY ALL MCM EMPLOYEES WITHIN THIRTY DAYS
                          AFTER EACH CALENDAR QUARTER


NAME:(11)  _______________________________________


CALENDAR QUARTER JUST ENDED:  (please indicate below)


         1ST Q               2ND Q              3RD Q               4TH Q

                                      200__


1. Please list on page 2 each "transaction" in the past quarter in a "Covered Security" in which you had a direct or indirect beneficial ownership interest.(12) A transaction generally happens when someone acquires or disposes of a Covered Security.

A Covered Security includes shares of exchange-traded funds, unit investment trusts, municipal bonds and state 529 Plans, closed-end funds, depositary receipts, broker folios, common stock, preferred stock corporate bonds, hedge funds, and limited partnership interests, among other securities.

Shares of Marsico Funds, MCM Sub-advised Funds, and Affiliated Funds are Covered Securities. Transactions in these shares are reported in a separate section of the transaction report. Money market fund transactions do not need to be reported.

Shares of registered open-end investment companies (mutual funds) which are not listed above, direct obligations of the U.S. government, bank CDs, or other high-quality short-term debt are NOT included in the definition of Covered Securities, and transactions in such investments do not need to be reported.

                                      * * *

________________________

(11) This report also serves as MCM's record of every transaction in certain types of securities in which an advisory representative has any direct or indirect beneficial ownership, as required by Rule 204-2(a)(12) under the Investment Advisers Act.

(12) You generally have an indirect beneficial ownership interest in, for example, securities or accounts (1) owned by a relative who lives in your home or whom you support, or by a non-relative who shares significant financial arrangements with you, or (2) managed by an adviser for you or a close relative. Your completion of this report is not an admission for other purposes that you have an ownership interest in securities or accounts reported here.

You may rely on confirmations or account statements that provide the requested information. To do this, please state on page 2 that: (a) "I know my broker/dealer/bank/other institution sent copies of all relevant confirmations and account statements to MCM no later than 30 days after the end of the applicable calendar quarter," if true; or (b) "Confirmations and/or account statements are attached" (and attach copies). Only (b) is acceptable for Marsico Fund shares, Marsico Sub-advised Fund shares, and Affiliated Fund shares.

Please write "None" on page 2 if no transaction in Covered Securities happened this quarter.


------------------------------------------------------------------------------------------------------------------------------------
DATE OF TRANSACTION     TITLE AND SYMBOL OF     NUMBER OF      PRINCIPAL     NATURE OF           PRICE OF        NAME OF BROKER,
                        COVERED SECURITY        SHARES         AMOUNT        TRANSACTION         COVERED         DEALER, OR
                        (including interest     (if equity)    (if debt)     (purchase, sale,    SECURITY        BANK through which
                        rate and maturity                                    dividend, gift,     at which        transaction was
                        date if applicable)                                   etc.)              transaction     effected
                                                                                                 was effected
------------------------------------------------------------------------------------------------------------------------------------
[  ] I know my broker/dealer/bank/other  nstitution  sent copies of all relevant account  statements and confirmations to MCM no later than 30 days after the end of the applicable calendar quarter.

[ ]   I do not have any transactions to report this quarter.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

(FOR MARSICO FUND SHARES,  MCM  SUB-ADVISED  FUND SHARES,  AND  AFFILIATED  FUND
SHARES,  PLEASE LIST ALL TRANSACTIONS OR ATTACH ALL RELEVANT ACCOUNT  STATEMENTS
OR CONFIRMATIONS - DO NOT INCLUDE MONEY MARKET FUNDS)

------------------------------------------------------------------------------------------------------------------------------------
[ ]  Confirmations and/or account statements are attached.

[ ]  I do not have any transactions to report this quarter.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

2. Please list the name and address of each broker, dealer, bank, or other institution (such as the general partner of a limited partnership, or transfer agent of a company) that maintained an account containing ANY securities held for your direct or indirect benefit in the past quarter.

Please also list the approximate date the account was established, and registration information including the number of the account and the name in which it is registered (if not your own).

Securities accounts should be listed if they contain any securities, not just Covered Securities. Accounts to be listed include brokerage, IRA, 401(k), profit-sharing, pension, retirement, trust, mutual fund, hedge fund, or limited partnership accounts maintained for you, or for other persons if you have a beneficial ownership interest in the account.(13) You need not list accounts that hold no securities, such as a savings account. Your account with the MCM 401(k) plan is already listed for you.

--------------------------------------------------------------------------------
NAME/ADDRESS OF BROKER,       DATE SECURITIES      ACCOUNT REGISTRATION
DEALER, BANK, OR OTHER        ACCOUNT WAS          (SELF/OTHER) AND NUMBER/S
INSTITUTION                   ESTABLISHED
--------------------------------------------------------------------------------
Great-West Life & Annuity     (Please state        SELF:
Insurance Co.                 approximate date)    MCM 401(k) Plan No. 934587-01
401(k) Operations                                  Participant Account
8525 East Orchard Road                             (Please state all account
Greenwood Village,                                 numbers)
Colorado 80111

--------------------------------------------------------------------------------
UMB Fund Services, Inc.       (Please       state  (Please state all account
803 West Michigan Street      approximate date)    numbers)
Milwaukee, Wisconsin  53233

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

_______________

(13) You generally have an indirect beneficial ownership interest in accounts owned by persons such as those listed in the previous footnote.

3. Please send a letter or other instruction (sample attached) to every broker, dealer, bank, or other institution (such as the general partner of a limited partnership, or transfer agent of a company) that established a NEW account for your direct or indirect benefit in the past quarter.

The letter or instruction should ask the institution to mail to MCM's compliance department (1) a duplicate confirmation of each transaction in each account, and
(2) a duplicate copy of each periodic account statement. Please attach to this report a copy of each letter or instruction.

You need not send a letter to the MCM 401(k) plan (which provides information to MCM directly), or send a letter to UMB about an account that holds only Marsico funds through UMB (which provides information to MCM). You also need not send a letter to an institution (such as a real estate limited partnership) that holds a securities account for you (such as a record of a partnership interest) but does not itself invest in securities.

4. If you own an interest in a private fund or managed account that invests in securities and is not managed by MCM, please sign the private fund/managed account certification below.

GENERAL QUARTERLY CERTIFICATION

I certify that:

    *    I have responded fully to Request Nos. 1 and 2;

    * I have instructed each broker, dealer, bank, or other institution to provide the information requested in Request No. 3 of this Quarterly Personal Transaction Report;

    * I have signed the private fund/managed account certification below if I own an interest in a private fund or managed account that invests in securities and is not managed by MCM.


Name:      _____________________________________
                   (PLEASE PRINT)

Signature: _____________________________________


Date Submitted: ________________________________

                   PRIVATE FUND/MANAGED ACCOUNT CERTIFICATION

I own an interest in a private fund or managed account that invests in securities and is not managed by MCM. I certify that:

    *    THE  MANAGER  OF  THE   FUND/ACCOUNT   HAS  COMPLETE   CONTROL  OF  THE
         FUND/ACCOUNT UNDER A WRITTEN GRANT OF DISCRETION OR OTHER FORMAL AGREEMENT.

    * I HAVE NO DIRECT OR INDIRECT INFLUENCE OR CONTROL OVER THE FUND/ACCOUNT OR INVESTMENT DECISIONS MADE FOR IT.

    * I (AND ANY RELATED PERSON) HAVE NOT DISCLOSED AND WILL NOT DISCLOSE TO THE FUND/ACCOUNT MANAGER ANY ACTION THAT MCM HAS TAKEN OR MAY TAKE RELATING TO ANY SECURITY, OR ANY CONSIDERATION BY MARSICO OF ANY SECURITY.

    * THE FUND/ACCOUNT MANAGER AND OTHER REPRESENTATIVES OF THE FUND/ACCOUNT HAVE NOT DISCLOSED AND WILL NOT DISCLOSE TO ME ANY INVESTMENT DECISION FOR THE FUND/ACCOUNT UNTIL AFTER IT HAS BEEN IMPLEMENTED.

    * I HAVE REPORTED AND WILL CONTINUE TO REPORT TO MCM THE EXISTENCE OF THE FUND/ACCOUNT IN MY PERIODIC REPORTS.

    * IF REQUESTED, I WILL REPORT THE FUND'S/ACCOUNTS SECURITIES HOLDINGS AND TRANSACTIONS TO MCM.


Name:      _____________________________________
                          (PLEASE PRINT)

Signature: _____________________________________


Date Submitted: ________________________________



Revised quarterly personal transaction report4.doc, January 6, 2006, 1:58 PM

                  SAMPLE LETTER TO BROKER OR OTHER INSTITUTION



DATE

INSTITUTION NAME
ADDRESS


         Re: Request for Duplicate Confirmations and Account Statements Account Registration/Name: __________________________
                  Account No/s: ______________________________________

Dear Sir or Madam:

Effective at once, if you are not already doing so, please mail regularly to Marsico Capital Management, LLC:

(1) A duplicate confirmation of each transaction that occurs in all accounts listed above (and in any related accounts that are open now or in the future); and

(2) A duplicate copy of all periodic account statements for the same accounts.

The mailing address where the duplicate confirmations and statements should be sent is:

         Marsico Capital Management, LLC
         Attention:  Compliance Department
         1200 17th Street, Suite 1600
         Denver, Colorado  80202

Thank you for your prompt attention to this matter.

Sincerely,



YOUR NAME

cc:  Marsico Capital Management, LLC
       Compliance Department

                     MARSICO CAPITAL MANAGEMENT, LLC ("MCM")
                         ANNUAL PERSONAL HOLDINGS REPORT

TO BE COMPLETED BY ALL MCM EMPLOYEES ANNUALLY AS OF AN EFFECTIVE DATE DETERMINED BY THE COMPLIANCE DEPARTMENT WITHIN 45 DAYS AFTER EFFECTIVE DATE

NAME:  _____________________________________

EFFECTIVE DATE:  (please indicate)  __________________________


1. Please list every "Covered Security" in which you had any direct or indirect beneficial ownership interest on the Effective Date, including securities owned by other persons.(14)

A Covered Security includes shares of exchange-traded funds, unit investment trusts, municipal bonds and state 529 Plans, closed-end funds, depositary receipts, broker folios, common stock, corporate bonds, preferred stock, hedge funds, and limited partnership interests, among other securities.

Shares of Marsico Funds, MCM Sub-advised Funds, and Affiliated Funds are Covered Securities that are reported in a separate section on the holdings report. Money market funds do not need to be reported.

Shares of registered open-end investment companies (mutual funds) which are not listed above, direct obligations of the U.S. government, bank CDs, or other high-quality short-term debt are NOT included in the definition of Covered Securities, and do not need to be reported.

                                      * * *

You may rely on account statements or confirmations that provide the requested information. To do this, please attach copies to the report and state below that: "Confirmations and/or account statements are attached". All information contained in attached confirmations or account statements must be current as of a date no more than 45 days prior to the date of submission of this report.

____________

(14) You generally have an indirect beneficial ownership interest in, for example, securities or accounts (1) owned by a relative who lives in your home or whom you support, or by a non-relative who shares significant financial arrangements with you, or (2) managed by an adviser for you or a close relative. Your completion of this report is not an admission for other purposes that you have an ownership interest in securities or accounts reported here.

Please write "None" below if you do not own a direct or indirect interest in a Covered Security. Please list the security details or attach account statements containing the relevant information.

--------------------------------------------------------------------------------
TITLE AND SYMBOL OF COVERED SECURITY     NUMBER OF SHARES    PRINCIPAL AMOUNT
(including interest rate and             (if equity)         (if debt)
maturity date if applicable)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Please write "None" below if you do not own a direct or indirect interest in the following fund shares. Money market funds do not need to be reported. Please list the fund share details or attach account statements containing the relevant information.

-------------------------------------------------------------------------------
MARSICO FUND SHARES, MCM SUB-ADVISED FUND SHARES,          NUMBER OF SHARES
OR AFFILIATED FUND SHARES
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. Please list the name and address of each broker, dealer, bank, or other institution (such as the general partner of a limited partnership, or transfer agent of a company) that maintained an account containing ANY securities held for your direct or indirect benefit on the Effective Date.

Please also list the approximate date the account was established, and registration information including the number of the account and the name in which it is registered (if not your own).

Securities accounts should be listed if they contain any securities, not just Covered Securities. Accounts to be listed include brokerage, IRA, 401(k), profit-sharing, pension, retirement, trust, mutual fund, hedge fund, or limited partnership accounts maintained for you, or for other persons if you have a beneficial ownership interest in the account.(15) You need not list accounts that hold no securities, such as a savings account. Your account with the MCM 401(k) plan is already listed for you.

________________

(15) You generally have an indirect beneficial ownership interest in accounts owned by persons such as those listed in the previous footnote.

--------------------------------------------------------------------------------
NAME/ADDRESS OF BROKER,      DATE SECURITIES      ACCOUNT REGISTRATION
DEALER, BANK, OR OTHER       ACCOUNT WAS          (SELF/OTHER) AND NUMBER/S
INSTITUTION                  ESTABLISHED
--------------------------------------------------------------------------------
Great-West Life & Annuity    (Please state        SELF:
Insurance Co.                approximate date)    MCM 401(k) Plan No. 934587-01,
401(k) Operations                                 Participant Account
8525 East Orchard Road                            (Please state all account
Greenwood Village,                                numbers)
Colorado 80111
--------------------------------------------------------------------------------

UMB Fund Services, Inc.      (Please    state     (Please state all account
803 West Michigan Street     approximate date)    numbers)
Milwaukee, Wisconsin  53233
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

3. Please send a letter or other instruction (sample attached) to every broker, dealer, bank, or other institution (such as the general partner of a limited partnership, or transfer agent of a company) that maintained an account for your direct or indirect benefit on the Effective Date.(16)

The letter or instruction should ask the institution to mail to MCM's compliance department (1) a duplicate confirmation of each transaction in each account, and
(2) a duplicate copy of each periodic account statement. Please attach to this report a copy of each letter or instruction.

                                      * * *

You need not send a letter to the MCM 401(k) plan (which provides information to MCM directly), or send a letter to UMB about an account that holds only Marsico funds through UMB (which provides information to MCM). You also need not send a letter to an institution (such as

__________________

(16) You need not send a new letter to an institution if you previously sent a similar letter that references every account maintained at that institution for your benefit on the Effective Date (including accounts maintained for other persons), and you attach a copy to this report.

a real estate limited partnership) that holds a securities account for you (such as a record of a partnership interest) but does not itself invest in securities.


CERTIFICATION

I certify that I have responded fully to Request Nos. 1 and 2, and have instructed each broker, dealer, bank, or other institution to provide the information requested in Request No. 3 of this Annual Personal Holdings Report.


Name:      _____________________________________
                          (PLEASE PRINT)

Signature: _____________________________________


Date Submitted: ________________________________


Revised annual personal holdings report4.doc, January 6, 2006, 1:58 PM

                  SAMPLE LETTER TO BROKER OR OTHER INSTITUTION


DATE

INSTITUTION NAME
ADDRESS


         Re: Request for Duplicate Confirmations and Account Statements Account Registration/Name: __________________________
                  Account No/s: ______________________________________

Dear Sir or Madam:

Effective at once, if you are not already doing so, please mail regularly to Marsico Capital Management, LLC:

(1) A duplicate confirmation of each transaction that occurs in all accounts listed above (and in any related accounts that are open now or in the future); and

(2) A duplicate copy of all periodic account statements for the same accounts.

The mailing address where the duplicate confirmations and statements should be sent is:

         Marsico Capital Management, LLC
         Attention:  Compliance Department
         1200 17th Street, Suite 1600
         Denver, Colorado  80202

Thank you for your prompt attention to this matter.

Sincerely,



YOUR NAME

cc:  Marsico Capital Management, LLC
     Compliance Department

                       INITIAL CERTIFICATION OF COMPLIANCE
                             WITH THE CODE OF ETHICS
                       OF MARSICO CAPITAL MANAGEMENT, LLC
                         AND THE MARSICO INVESTMENT FUND
                    TO BE COMPLETED BY ALL NEW MCM EMPLOYEES


I hereby acknowledge receipt of the Code of Ethics (the "Code") of Marsico Capital Management, LLC ("MCM") and the Marsico Investment Fund. I hereby certify that I (i) recently have read the Code (including any updates) and understand its provisions; (ii) will comply with the Code; (iii) have fully and accurately disclosed to MCM all of my securities holdings as required by the Code; and (iv) have requested brokerage confirmations and monthly account statements for all my securities accounts to be provided directly by my broker or bank or other institution to MCM as required by the Code.



Name:             _________________________________
                  (Please print or type clearly)

Signature:        _________________________________


Date:             _________________________________

                      PERIODIC CERTIFICATION OF COMPLIANCE
                             WITH THE CODE OF ETHICS
                       OF MARSICO CAPITAL MANAGEMENT, LLC
                         AND THE MARSICO INVESTMENT FUND
                      TO BE COMPLETED BY ALL MCM EMPLOYEES


I hereby acknowledge receipt of the Code of Ethics (the "Code") of Marsico Capital Management, LLC ("MCM") and the Marsico Investment Fund. I hereby certify that I (i) recently have re-read the Code (including any updates) and understand its provisions; (ii) have complied with and will continue to comply with the requirements of the Code; (iii) have fully and accurately disclosed to MCM all of my securities holdings and personal securities transactions on a quarterly and annual basis as required by the Code; and (iv) have requested brokerage confirmations and monthly account statements for all my securities accounts to be provided directly by my broker or bank or other institution to MCM as required by the Code.



Name:             _________________________________
                  (Please print or type clearly)

Signature:        _________________________________


Date:             _________________________________

                   APPROVAL OF INVESTMENT IN LIMITED OFFERING

I                                   , hereby certify as follows:
  ----------------------------------
         (PRINT NAME)

I seek the approval of Marsico Capital Management, LLC ("MCM") to invest in a Limited Offering (such as an interest in a private company, partnership, limited liability company, private equity fund, venture capital fund, hedge fund, or other unregistered operating company or investment company that invests in securities, real estate, or other assets, or certain interests in stock options or other deferred compensation), as required by SEC rules and the Code of Ethics. The Limited Offering is an unregistered offering in: (please circle number)

1. A private operating company, partnership, limited liability company, or similar company that does not primarily invest in securities, but invests primarily in an operating business, real estate, or other assets. I have listed the name of the company, the nature of its business, and the amount of my anticipated investment over time. I believe that my investment in this company or partnership will not appropriate for myself an investment opportunity that should be reserved for MCM's clients, and will not conflict with the interests of MCM's clients, for the reasons stated below:


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


2. A hedge fund or other unregistered investment company that is advised or subadvised by MCM.

3. Any other hedge fund, venture capital fund, private equity fund, or other unregistered investment company that primarily invests in securities. I have listed below the name of the fund, name of the fund manager, nature of the fund's investments, amount of my anticipated investment over time, and any facts supporting my desire to invest in the fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I further certify that my investment in this hedge fund or other unregistered investment company will meet the following requirements:

         (a) The fund manager will have complete control over the fund under a written grant of discretion or other formal arrangement described above, and I will have no direct or indirect influence or control over the fund or investment decisions made for it;

         (b) I (and any related person) will not disclose to the fund manager or any representative of the fund any action that Marsico may take or has or has not taken, or any consideration by Marsico of any security;

         (c) The fund manager and other fund representatives will not disclose to me any investment decision to be implemented for the fund until after the decision has been implemented; and

         (d) I will report to MCM the EXISTENCE of the fund account in my periodic holdings and transaction reports. I will report SECURITIES HOLDINGS AND TRANSACTIONS IN the fund through account statements or otherwise if requested, and meet any additional conditions stated below.

4. An unregistered interest in stock options or other deferred compensation. I seek the approval of Marsico Capital Management ("MCM") to participate in my employer's stock option plan and/or stock purchase plan through which my employer makes company stock available to me as part of my compensation arrangements. I have listed below the ESOP/ESPP Account, registration number, company name, securities to be held under the employment plan and any facts supporting my arrangement to hold an interest in the ESOP/ESPP Account. I believe that my receipt of these options or other compensation will not appropriate for myself an investment opportunity that should be reserved for MCM's clients, and will not conflict with the interests of MCM's clients, for the following reasons:

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

I certify that my investment activities in this ESOP/ESPP Account are subject to the following requirements:

(a) I understand that pursuant to the MCM Code of Ethics, I may buy or sell these Restricted Trading Securities under an employment arrangement, and may exercise or sell any options, if my employer or an affiliate issues the securities or options.

(b) I understand that I remain subject to the MCM Insider Trading Policy which forbids any Employee from (1) buying or selling a security while in possession of non-public, material information about that security, or (2) communicating material nonpublic information to others in violation of the law.

(c) I will report to MCM the EXISTENCE of the ESOP/ESPP Account in my periodic holdings and transaction reports. I will report SECURITIES HOLDINGS AND TRANSACTIONS IN the Account through account statements or otherwise if requested, and meet any additional conditions stated below.


Name:    __________________________________
         (Signature)

Date:    __________________________________


Approved:________________________________
              (Compliance Department)

Date:    __________________________________


Additional Conditions:


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Approval of Limited Offering.doc 1/6/2006

                APPROVAL OF INVESTMENT IN INITIAL PUBLIC OFFERING

I                                   , hereby certify as follows:
  ----------------------------------
         (PRINT NAME)

I seek the approval of Marsico Capital Management ("MCM") to invest in an Initial Public Offering ("IPO"), as required by SEC rules and the Code of Ethics.

A. The IPO will be a public offering by an issuer described below: (please circle number below)

         1. An issuer whose publicly issued securities I already own is making a rights offering under which all public shareholders may purchase a limited number of shares of an IPO. MCM has granted approval in the Code to invest in IPOs involving this type of rights offering.

         2. An issuer whose privately issued securities I already own is offering private shareholders the opportunity to purchase shares of an IPO. I believe that my investment in IPO securities offered by this issuer will not appropriate for myself an investment opportunity that should be reserved for MCM's clients, and will not conflict with the interests of MCM's clients, for the following reasons:

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


         3. An issuer will offer me the right to purchase shares of an IPO for reasons not stated above. I believe that my investment in IPO securities offered by this issuer will not appropriate for myself an investment opportunity that should be reserved for MCM's clients, and will not conflict with the interests of MCM's clients, for the following reasons:

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

B. I agree that if MCM grants approval to invest in the IPO, I will comply with any restriction on the subsequent sale of the securities that MCM chooses to impose, including waiting for at least a fixed period of time (such as 90 days) after the offering before selling the securities. I will also comply with the pre-approval, holding period, and blackout period requirements of the Code for the sale of the securities.


Name:    __________________________________
         (Signature)

Date:    __________________________________


Approved:________________________________
              (Compliance Department)

Date:    __________________________________


Additional Conditions:


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Approval of Initial Public Offering.doc  1/6/2006

                          SPECIAL ACCOUNT CERTIFICATION


I                                   , hereby certify as follows:
  ----------------------------------
         (PRINT NAME)

I seek the approval of Marsico Capital Management ("MCM") to hold an interest in a managed Special Account through which a financial adviser, trustee, or other person may buy or sell Restricted Trading Securities for me (or for another person in whose securities I have a Beneficial Ownership interest). Approval is required by the Code of Ethics.

I have listed below the Special Account, registration number, name of the financial adviser, trustee, or other person who will manage the Special Account, and any facts supporting my desire to hold an interest in the Special Account.


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


I certify that my investment in this Special Account will meet the following requirements:

         (a) The financial adviser, trustee, or other person who manages the Special Account will have complete control over the account under a written grant of discretion or other formal arrangement described above, and I will have no direct or indirect influence or control over the Special Account or investment decisions made for it;

         (b) I (and any related person) will not disclose to the financial adviser, trustee, or other person who manages the Special Account any action that Marsico may take or has or has not taken, or any consideration by Marsico of any security;

         (c) The  financial  adviser,  trustee,  or other person who manages the
Special Account will not disclose to me any investment decision to be implemented for the Special Account until after the decision has been implemented; and

         (d) I will report to MCM the EXISTENCE of the Special Account in my periodic holdings and transaction reports. I will report SECURITIES HOLDINGS AND TRANSACTIONS IN the Special Account through account statements or otherwise if requested, and meet any additional conditions stated below.

Name:    __________________________________
         (Signature)

Date:    __________________________________


Approved:________________________________
              ( Compliance Department)

Date:    __________________________________


Additional Conditions:


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Special Acct Cert.doc  1/6/06

                               PRE-CLEARANCE FORM

Employee Name
             ----------------------------------------

Person on whose Behalf Trade is Being Executed (if different)
                                                             -------------------

Broker                                   Brokerage Account Number
      --------------------------------                           ---------------

Security/Fund                            Ticker Symbol
             -------------------------                --------------------------

Number of Shares or Units                Price per Share or Unit
                         -----------                             ---------------

Approximate Total Price
                       ------------------

To the best of your knowledge,  is the requested transaction consistent with the
letter and spirit of the MCM Insider Trading Policy?        Yes______ No________


To the best of your knowledge, is the requested transaction consistent with the letter and spirit of the MCM/Marsico Funds Code of Ethics? Yes______ No________


Have you acquired the securities  within the last 60 days?  Yes _____ No________
(attach  90-day   transaction   history  for  Marsico  Fund  shares  or  Marsico
Sub-advised  Fund shares)
I CERTIFY THAT THE ABOVE  INFORMATION  IS COMPLETE AND ACCURATE.



----------------------------                ----------------------
SIGNATURE                                   DATE


================================================================================
                       FOR COMPLIANCE DEPARTMENT USE ONLY


INFORMATION FROM TRADING DESK:

         Current Orders on desk?
                                ------------------------------------------------

         Traded within the last 7 days?
                                        ----------------------------------------

         Portfolio managers planning on trading in next 7 days?
                                                               -----------------

Remarks:
        ------------------------------------------------------------------------

APPROVAL/DISAPPROVAL

Approved: Y      N       Returned to employee on (date)
           -----  -----                               --------------------------

Approved by                       Date:           Signature:
           ---------------------       ----------           --------------------

================================================================================
MCM PRECLEARANCE FORM.doc  1/6/06

                                 EXHIBIT p(iv)

                   Wellington Management Company, llp
                   Wellington Trust Company, na
                   Wellington Management International Ltd
                   Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                   CODE OF ETHICS


-----------------  -------------------------------------------------------------
MESSAGE FROM OUR   "THE REPUTATION OF A THOUSAND YEARS MAY BE DETERMINED BY
CEO                THE CONDUCT OF ONE HOUR."  ANCIENT JAPANESE PROVERB

                   We have said it time and again in our GOALS, STRATEGY AND CULTURE statement, "We exist for our clients and are driven by their needs." Wellington Management's reputation is built on this principle. We know that our reputation is our most valuable asset as that reputation attracts clients and promotes their trust and confidence in our firm's capabilities. We entrust our clients' interests and the firm's reputation every day to each Wellington Management employee around the world. Each of us must take constant care that our actions fully meet our duties as fiduciaries for our clients. Our clients' interests must always come first; they cannot and will not be compromised.

                   We have learned through many experiences, that when we put our clients first, we are doing the right thing. If our standards slip, or our focus wanes, we risk the loss of everything we have worked so hard to build together over the years.

                   It is important that we all remember "client, firm, person" is our most fundamental guiding principle. This high ethical standard is embodied in our Code of Ethics. The heart of the Code of Ethics goes to our obligation to remain vigilant in protecting the interests of our clients above our own. We encourage you to become familiar with all facets of the Code and trust that you will embrace and comply with both the letter and the spirit of the Code.

                   Wellington Management Company, llp
                   Wellington Trust Company, na
                   Wellington Management International Ltd
                   Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                   CODE OF ETHICS


-----------------  -------------------------------------------------------------
TABLE OF CONTENTS  Standards of Conduct                                      4
                   Ethical Considerations Regarding Confidentiality          5
                   Ethical Considerations Regarding Open-end Mutual Fund
                    Transactions                                             5
                   Policy on Personal Securities Transactions                6
                       Covered Accounts                                      6
                       Transactions Subject to Pre-clearance and Reporting   8
                       Requesting Pre-clearance                              8
                   Restrictions on Covered Transactions and Other
                    Restrictions                                             9
                           Blackout Periods                                  9
                           Short Term Trading                               10
                           Securities of Brokerage Firms                    11
                           Short Sales, Options and Margin Transactions     11
                           Derivatives                                      11
                           Initial Public Offerings ("IPOs")                12
                           Private Placements                               12
                           ETFs and HOLDRs                                  12
                       Transactions Subject to Reporting Only               12
                        Transactions Exempt from Pre-clearance and
                         Reporting                                          13
                   Exemptive Procedure for Personal Trading                 14
                   Reporting and Certification Requirements                 14
                       Initial Holdings Report                              15
                       Duplicate Brokerage Confirmations and Statements     15
                       Duplicate Annual Statements for Wellington Managed
                        Funds                                               16
                       Quarterly Reporting of Transactions and Brokerage
                        Accounts                                            16
                       Annual Holdings Report                               17
                       Quarterly Certifications                             17
                       Annual Certifications                                18
                       Review of Reports and Additional Requests            18
                   Gifts, Travel and Entertainment Opportunities and
                    Sensitive Payments                                      18
                       General Principles                                   18
                       Accepting Gifts                                      19
                       Accepting Travel and Entertainment Opportunities
                        and Tickets                                         19
                       Solicitation of Gifts, Contributions, or
                        Sponsorships                                        21
                       Giving Gifts (other than Entertainment
                        Opportunities)                                      22
                       Giving Entertainment Opportunities                   22
                       Sensitive Payments                                   23
                   Other Activities                                         23
                   Violations of the Code of Ethics                         24

                   Wellington Management Company, llp
                   Wellington Trust Company, na
                   Wellington Management International Ltd
                   Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                   CODE OF ETHICS


-----------------  -------------------------------------------------------------
TABLE OF CONTENTS  APPENDIX A - APPROVED EXCHANGE TRADED FUNDS
                   APPENDIX B - QUICK REFERENCE TABLE FOR PERSONAL SECURITIES
                                TRANSACTIONS
                   APPENDIX C - QUICK REFERENCE TABLE FOR GIFTS AND
                                ENTERTAINMENT

                   Wellington Management Company, llp
                   Wellington Trust Company, NA
                   Wellington Management International Ltd
                   Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                   CODE OF ETHICS


-----------------  -------------------------------------------------------------
STANDARDS OF       Wellington   Management  Company,   LLP  and  its  affiliates
CONDUCT            ("Wellington Management") have a fiduciary duty to investment company and investment counseling clients that requires each Employee to act solely for the benefit of clients. As a firm and as individuals, our conduct (including our personal trading) must recognize that the firm's clients always come first and that we must avoid any abuse of our positions of trust and responsibility.

                   Each Employee is expected to adhere to the highest standard of professional and ethical conduct and should be sensitive to situations that may give rise to an actual conflict or the appearance of a conflict with our clients' interests, or have the potential to cause damage to the firm's reputation. To this end, each Employee must act with integrity, honesty, dignity and in a highly ethical manner. Each Employee is also required to comply with all applicable securities laws. Moreover, each Employee must exercise reasonable care and professional judgment to avoid engaging in actions that put the image of the firm or its reputation at risk. While it is not possible to anticipate all instances of potential conflict or unprofessional conduct, the standard is clear.

                   This Code of Ethics (the "Code") recognizes that our fiduciary obligation extends across all of our affiliates, satisfies our regulatory obligations and sets forth the policy regarding Employee conduct in those situations in which conflicts with our clients' interests are most likely to develop. ALL EMPLOYEES ARE SUBJECT TO THIS CODE AND ADHERENCE TO THE CODE IS A BASIC CONDITION OF EMPLOYMENT. IF AN EMPLOYEE HAS ANY DOUBT AS TO THE APPROPRIATENESS OF ANY ACTIVITY, BELIEVES THAT HE OR SHE HAS VIOLATED THE CODE, OR BECOMES AWARE OF A VIOLATION OF THE CODE BY ANOTHER EMPLOYEE, HE OR SHE SHOULD CONSULT TRACY SOEHLE, OUR GLOBAL COMPLIANCE MANAGER, AT 617.790.8149, SELWYN NOTELOVITZ, OUR CHIEF COMPLIANCE OFFICER AT 617.790.8524, CYNTHIA CLARKE, OUR GENERAL COUNSEL AT 617.790.7426, OR LORRAINE KEADY, THE CHAIR OF THE ETHICS COMMITTEE AT 617.951.5020.

                   The Code reflects the requirements of United States law, Rule 17j-1 of the Investment Company Act of 1940, as amended on August 31, 2004, and Rule 204A-1 under the Investment Advisers Act of 1940. The term "Employee" for purposes of this Code, includes all Partners and employees worldwide (including temporary personnel compensated directly by Wellington Management and other temporary personnel to the extent that their tenure with Wellington Management exceeds 90 days).

                   Wellington Management Company, LLP
                   Wellington Trust Company, NA
                   Wellington Management International Ltd
                   Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                   CODE OF ETHICS


-----------------  -------------------------------------------------------------


ETHICAL            CONFIDENTIALITY  IS A CORNERSTONE OF WELLINGTON  MANAGEMENT'S
CONSIDERATIONS     FIDUCIARY  OBLIGATION  TO ITS CLIENTS AS WELL AS AN IMPORTANT
REGARDING          PART OF THE FIRM'S CULTURE.
CONFIDENTIALITY

                   USE AND  DISCLOSURE OF  INFORMATION
                   Information acquired in connection with employment by the organization, including information regarding actual or contemplated investment decisions, portfolio composition, research, research recommendations, firm activities, or client interests, is confidential and may not be used in any way that might be contrary to, or in conflict with the interests of clients or the firm. Employees are reminded that certain clients have specifically required their relationship with our firm to be treated confidentially.

                   Specific reference is made to the firm's Portfolio Holdings Disclosure Policy and Procedures, accessible on the
                   Wellington Management intranet, which addresses the appropriate and authorized disclosure of a client's portfolio holdings.

                   "INSIDE INFORMATION"
                   Specific reference is made to the firm's Statement of Policy on the Receipt and Use of Material, Non-Public Information (i.e., "inside information"), accessible on the Wellington Management intranet, which applies to personal securities transactions as well as to client transactions.


-----------------  -------------------------------------------------------------
ETHICAL            Wellington  Management  requires that an Employee engaging in
CONSIDERATIONS mutual fund investments ensure that all investments in REGARDING OPEN-END open-end mutual funds comply with the funds' rules regarding
MUTUAL FUND        purchases, redemptions, and exchanges.
TRANSACTIONS

                   Wellington Management has a fiduciary relationship with the mutual funds and variable insurance portfolios for which it serves as investment adviser or sub-adviser, including funds organized outside the US ("Wellington Managed Funds"). Accordingly, an Employee may not engage in any activity in Wellington Managed Funds that might be perceived as contrary to or in conflict with the interests of such funds or their shareholders.

                   The Code's personal trading reporting requirements extend to transactions and holdings in Wellington Managed Funds (excluding money market funds). A complete list of the Wellington Managed Funds is available to Employees via the Wellington Management intranet. Please refer to "Reporting and Certification Requirements" for further details.

                   Wellington Management Company, LLP
                   Wellington Trust Company, NA
                   Wellington Management International Ltd
                   Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                   CODE OF ETHICS


-----------------  -------------------------------------------------------------
POLICY ON PERSONAL All Employees are required to clear their personal securities
SECURITIES         (as  defined   below)  prior  to   execution,   report  their
TRANSACTIONS       transactions  and  holdings  periodically,  and refrain  from transacting either in certain types of securities or during certain blackout periods as described in more detail in this section.

                   EMPLOYEES SHOULD NOTE THAT WELLINGTON MANAGEMENT'S POLICIES AND PROCEDURES WITH RESPECT TO PERSONAL SECURITIES TRANSACTIONS ALSO APPLY TO TRANSACTIONS BY A SPOUSE, DOMESTIC PARTNER, CHILD OR OTHER IMMEDIATE FAMILY MEMBER RESIDING IN THE SAME HOUSEHOLD AS THE EMPLOYEE.

                   COVERED ACCOUNTS

                   DEFINITION OF "PERSONAL  SECURITIES  TRANSACTIONS"
                   A personal securities transaction is a transaction in which an Employee has a beneficial interest.

                   DEFINITION OF "BENEFICIAL INTEREST"

                   An Employee is considered to have a beneficial interest in any transaction in which the Employee has the opportunity to directly or indirectly profit or share in the profit derived from the securities transacted. An Employee is presumed to have a beneficial interest in, and therefore an obligation to pre-clear and report, the following:

                   1
                   Securities owned by an Employee in his or her name.

                   2
                   Securities owned by an individual Employee indirectly through an account or investment vehicle for his or her benefit, such as an IRA, family trust or family partnership.

                   3
                   Securities owned in which the Employee has a joint ownership interest, such as property owned in a joint brokerage account.

                   4
                   Securities in which a member of the Employee's immediate family (e.g., spouse, domestic partner, minor children and other dependent relatives) has a direct,

                   Wellington Management Company, LLP
                   Wellington Trust Company, NA
                   Wellington Management International Ltd
                   Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                   CODE OF ETHICS


-----------------  -------------------------------------------------------------
                   indirect or joint ownership interest if the immediate family member resides in the same household as the Employee.

                   5
                   Securities owned by trusts, private foundations or other charitable accounts for which the Employee has investment discretion (other than client accounts of the firm).

                   If an Employee believes that he or she does not have a beneficial interest in the securities listed above, the Employee should provide the Global Compliance Group (the "Compliance Group") with satisfactory documentation that the Employee has no beneficial interest in the security and exercises no control over investment decisions made regarding the security (see "Exceptions" below). Any question as to whether an Employee has a beneficial interest in a transaction, and therefore an obligation to pre-clear and report the transaction, should be directed to the Compliance Group.

                   EXCEPTIONS
                   If an Employee has a beneficial interest in an account which the Employee feels should not be subject to the Code's pre-clearance and reporting requirements, the Employee should submit a written request for clarification or an exemption to the Global Compliance Manager. The request should name the account, describe the nature of the Employee's interest in the account, the person or firm responsible for managing the account, and the basis upon which the exemption is being claimed. Requests will be considered on a case-by-case basis. An example of a situation where grounds for an exemption may be present is an account in which the Employee has no influence or control (e.g., the Employee has a professionally managed account over which the Employee has given up discretion.

                   In all transactions involving such an account an Employee should, however, conform to the spirit of the Code and avoid any activity which might appear to conflict with the interests of the firm's clients, or with the Employee's position within Wellington Management. In this regard, please refer to the "Ethical Considerations Regarding Confidentiality" section of this Code.

                   Wellington Management Company, LLP
                   Wellington Trust Company, NA
                   Wellington Management International Ltd
                   Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                   CODE OF ETHICS


-----------------  -------------------------------------------------------------
                   TRANSACTIONS SUBJECT TO PRE-CLEARANCE AND REPORTING "COVERED TRANSACTIONS"

                   ALL   EMPLOYEES   MUST  CLEAR   THEIR   PERSONAL   SECURITIES
                   TRANSACTIONS PRIOR TO EXECUTION, EXCEPT AS SPECIFICALLY EXEMPTED IN SUBSEQUENT SECTIONS OF THE CODE. CLEARANCE FOR
                   PERSONAL   SECURITIES   TRANSACTIONS   FOR  PUBLICLY   TRADED
                   SECURITIES  WILL BE IN EFFECT  FOR 24 HOURS  FROM THE TIME OF
                   APPROVAL.   TRANSACTIONS  IN  THE  FOLLOWING  SECURITIES  ARE
                   "COVERED  TRANSACTIONS" AND THEREFORE MUST BE PRE-CLEARED AND
                   REPORTED:
                      bonds (including municipal bonds)
                      stock (including shares of closed-end
                      funds and funds organized outside the US that have a structure similar to that of closed-end funds) exchange-traded funds not listed on Appendix A notes convertibles preferreds
                      ADRs
                      single stock futures
                      limited partnership and limited liability company interests (for example, hedge funds not sponsored by Wellington
                      Management or an affiliate)
                      options on securities
                      warrants, rights, etc., whether publicly traded or
                       privately placed

                   See Appendix B for a summary of securities subject to pre-clearance and reporting, securities subject to reporting only, and securities exempt from pre-clearance and reporting.
                   -------------------------------------------------------------

                   REQUESTING PRE-CLEARANCE

                   Pre-clearance for Covered Transactions must be obtained by submitting a request via the intranet-based Code of Ethics Compliance System ("COEC"). Approval must be obtained prior to placing the trade with a broker. An Employee is responsible for ensuring that the proposed transaction does not violate Wellington Management's policies or applicable securities laws and regulations by virtue of the Employee's responsibilities at Wellington Management or the information that he or she may possess about the securities or the issuer. The Compliance Group will maintain confidential records of all requests for approval. Covered Transactions offered through a participation in a private placement (including both securities and partnership interests) are

                   Wellington Management Company, LLP
                   Wellington Trust Company, NA
                   Wellington Management International Ltd
                   Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                   CODE OF ETHICS


-----------------  -------------------------------------------------------------
                   subject to special clearance by the Chief Compliance Officer or the General Counsel or their designees, and the clearance will remain in effect for a reasonable period thereafter, not to exceed 90 days (See, "Private Placements").

                   An Employee wishing to seek an exemption from the pre-clearance requirement for a security or instrument not covered by an exception (see below) that has similar characteristics to an excepted security or transaction should submit a request in writing to the Global Compliance Manager.

                   -------------------------------------------------------------
                   RESTRICTIONS ON COVERED TRANSACTIONS AND OTHER RESTRICTIONS ON PERSONAL TRADING

                   Covered Transactions are restricted and will be denied pre-clearance under the circumstances described below. Please note that the following restrictions on Covered Transactions apply equally to the Covered Transaction and to instruments related to the Covered Transaction. A related instrument is any security or instrument issued by the same entity as the issuer of the Covered Transaction, including options, rights, warrants, preferred stock, bonds and other obligations of that issuer or instruments otherwise convertible into securities of that issuer.

                   THE RESTRICTIONS AND BLACKOUT PERIODS PRESCRIBED BELOW ARE DESIGNED TO AVOID CONFLICT WITH OUR CLIENTS' INTERESTS. HOWEVER, PATTERNS OF TRADING THAT MEET THE LETTER OF THE RESTRICTIONS BUT ARE INTENDED TO CIRCUMVENT THE RESTRICTIONS ARE ALSO PROHIBITED. IT IS EXPECTED THAT EMPLOYEES WILL COMPLY WITH THE RESTRICTIONS BELOW IN GOOD FAITH AND CONDUCT THEIR PERSONAL SECURITIES TRANSACTIONS IN KEEPING WITH THE INTENDED PURPOSE OF THIS CODE.

                   1
                   Blackout Periods
                   No Employee may engage in Covered Transactions involving securities or instruments which the Employee knows are actively contemplated for transactions on behalf of clients, even though no buy or sell orders have been placed. This restriction applies from the moment that an Employee has been informed in any fashion that any Portfolio Manager intends to purchase or sell a specific security or instrument. This is a particularly sensitive area and one in which each Employee must exercise caution to avoid actions which, to his or her knowledge, are in conflict or in competition with the interests of clients.

                   Wellington Management Company, LLP
                   Wellington Trust Company, NA
                   Wellington Management International Ltd
                   Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                   CODE OF ETHICS


-----------------  -------------------------------------------------------------
                   EMPLOYEE BLACKOUT PERIODS
                   An Employee will be denied pre-clearance for Covered Transactions that are:
                      being bought or sold on behalf of clients until one trading day after such buying or selling is completed or canceled;
                      the subject of a new or changed action recommendation from a research analyst until 10 business days following the issuance of such recommendation;
                      the subject of a re-issued but unchanged recommendation from a research analyst until 2 business days following re-issuance of the recommendation.

                   PORTFOLIO MANAGER  ADDITIONAL  BLACKOUT PERIOD
                   In addition to the above, an Employee who is a Portfolio Manager may not engage in a personal transaction involving any security for 7 calendar days prior to, and 7 calendar days following, a transaction in the same security for a client account managed by that Portfolio Manager without a special exemption. See "Exemptive Procedures for Personal Trading" below.

                   Portfolio Managers include all designated portfolio managers and other investment professionals that have portfolio management responsibilities for client accounts or who have direct authority to make investment decisions to buy or sell securities, such as investment team members and analysts involved in Research Equity portfolios.

                   2
                   Short Term Trading
                   No Employee may take a "short term trading" profit with respect to a Covered Transaction, which means a sale, closing of a short position or expiration of an option at a gain within 60 calendar days of its purchase (beginning on trade date plus one), without a special exemption. See "Exemptive Procedures for Personal Trading" on page 14. The 60-day trading prohibition does not apply to transactions resulting in a loss.

                   An Employee engaging in mutual fund investments must ensure that all investments and transactions in open-end mutual funds, including funds organized outside the US, comply with the funds' rules regarding purchases, redemptions, and exchanges.

                   Wellington Management Company, LLP
                   Wellington Trust Company, NA
                   Wellington Management International Ltd
                   Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                   CODE OF ETHICS


-----------------  -------------------------------------------------------------
                   3
                   Securities of Brokerage Firms
                   An Employee engaged in Global Trading and an Employee with portfolio management responsibility for client accounts may not engage in personal transactions involving any equity or debt securities of any company whose primary business is that of a broker/dealer. A company is deemed to be in the primary business as a broker/dealer if it derives more than 15 percent of its gross revenues from broker/dealer related activities.

                   4
                   Short Sales, Options and Margin Transactions
                   THE CODE STRONGLY DISCOURAGES SHORT SALES, OPTIONS AND MARGIN TRANSACTIONS. Subject to pre-clearance, an Employee may engage in short sales, options and margin transactions, however, an Employee engaging in such transactions should recognize the danger of being "frozen" or subject to a forced close out because of the general restrictions that apply to personal transactions as noted above. These types of activities are risky not only because of the nature of the transactions, but also because action necessary to close out a position may become prohibited under the Code while the position remains open. FOR EXAMPLE, YOU MAY NOT BE ABLE TO CLOSE OUT SHORT SALES AND TRANSACTIONS IN DERIVATIVES. In specific cases of hardship, an exception may be granted by the Chief Compliance Officer or the General Counsel with respect to an otherwise "frozen" transaction.

                   Particular attention should be paid to margin transactions. An Employee should understand that brokers of such transactions generally have the authority to automatically sell securities in the Employee's brokerage account to cover a margin call. Such sale transactions will be in violation of the Code unless they are pre-cleared. An Employee engaging in margin transactions should not expect that exceptions will be granted after the fact for these violations.

                   5
                   Derivatives

                   Transactions in derivative instruments shall be restricted in the same manner as the underlying security. An Employee engaging in derivative transactions should also recognize the danger of being "frozen" or subject to a forced close out because of the general restrictions that apply to personal transactions as described in more detail in paragraph 4 above.

                   Wellington Management Company, LLP
                   Wellington Trust Company, NA
                   Wellington Management International Ltd
                   Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                   CODE OF ETHICS


-----------------  -------------------------------------------------------------
                   6
                   Initial Public Offerings ("IPOs")
                   No Employee may engage in personal transactions involving the direct purchase of any security (debt or equity) in an IPO (including initial offerings of closed-end funds). This restriction also includes new issues resulting from spin-offs, municipal securities, and thrift conversions, although in limited cases the purchase of such securities in an offering may be approved by the Chief Compliance Officer or the General Counsel upon determining that approval would not violate any policy reflected in this Code. This restriction does not apply to initial offerings of open-end mutual funds, US government issues or money market instruments.

                   7
                   Private Placements
                   AN EMPLOYEE MAY NOT PURCHASE SECURITIES IN A PRIVATE PLACEMENT TRANSACTION (INCLUDING HEDGE FUNDS THAT ARE NOT SPONSORED BY WELLINGTON MANAGEMENT OR ONE OF ITS AFFILIATES) UNLESS APPROVAL OF THE CHIEF COMPLIANCE OFFICER, THE GENERAL COUNSEL OR THEIR RESPECTIVE DESIGNEES HAS BEEN OBTAINED. This approval will be based upon a determination that the investment opportunity need not be reserved for clients, that the Employee is not being offered the investment opportunity due to his or her employment with Wellington Management, and other relevant factors on a case-by-case basis.

                   8
                   Exchange Traded Funds ("ETFs") and HOLDRs
                   AN EMPLOYEE MAY NOT TRANSACT IN HOLDRS.
                   Transactions in exchange traded funds are permitted. However, transactions in exchange traded funds not listed on Appendix A are Covered Transactions that must be pre-cleared and reported. Transactions in exchange traded funds listed on Appendix A are not Covered Transactions and accordingly, are not subject to pre-clearance or reporting.

                   -------------------------------------------------------------
                   Transactions Subject to Reporting Only (no need to Pre-clear) Pre-clearance is not required, but reporting is required for transactions in:

                   1

                   Open-end mutual funds and variable insurance products that are managed by Wellington Management or any of its affiliates, INCLUDING FUNDS ORGANIZED OUTSIDE THE US THAT HAVE A STRUCTURE SIMILAR TO THAT OF OPEN-END MUTUAL FUNDS,

                   Wellington Management Company, LLP
                   Wellington Trust Company, NA
                   Wellington Management International Ltd
                   Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                   CODE OF ETHICS


-----------------  -------------------------------------------------------------
                   if held outside of the Wellington Retirement and Pension Plan ("WRPP"). A list of Wellington Managed Funds is available via the Wellington Management intranet.

                   2
                   Non-volitional transactions to include:
                      automatic dividend reinvestment and stock purchase plan acquisitions; transactions that result from a corporate action applicable to all similar security holders (such as splits, tender offers, mergers, stock dividends, etc.).

                   3
                   Gift transactions to include:
                      gifts of securities to an Employee if the Employee has no control of the timing; ? gifts of securities from an Employee to an individual so long as the recipient of the gift confirms in writing that the recipient has no present intention to sell the securities received from the Employee;
                      gifts of securities from an Employee to a not-for-profit organization. For this purpose, a not-for-profit organization includes only those trusts and other entities exclusively for the benefit of one or more not-for-profit organizations and does not include so-called split interest trusts (no writing is required);
                      gifts of securities from an Employee to other trusts or investment vehicles, including charitable lead trusts, charitable remainder trusts, family partnerships and family trusts, so long as the recipient of the gift confirms in writing that the recipient has no present intention to sell the securities received from the Employee.

                   Even if the gift of a security from an Employee does not require pre-clearance under these rules, a subsequent sale of the security by the recipient of the gift must be pre-cleared and reported IF the Employee is deemed to have a beneficial interest in the security (for example, if the Employee has investment discretion over the recipient or the recipient is a family member living in the same house as the Employee).

                   -------------------------------------------------------------
                   TRANSACTIONS EXEMPT FROM PRE-CLEARANCE AND REPORTING

                   Pre-clearance and reporting is not required for transactions in:
                      US government securities
                      Exchange Traded Funds listed in Appendix A money market instruments

                   Wellington Management Company, LLP
                   Wellington Trust Company, NA
                   Wellington Management International Ltd
                   Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                   CODE OF ETHICS


-----------------  -------------------------------------------------------------
                      Collective Investment Funds sponsored by Wellington Trust Company, na ("trust company pools") hedge funds sponsored by Wellington Management or any of its affiliates broad-based stock index and US government securities futures and options on such futures commodities futures currency futures open-end mutual funds and variable insurance products, including funds organized outside the US with a structure similar to that of an open-end mutual fund, that are not managed by Wellington Management or any of its affiliates

-----------------  -------------------------------------------------------------
EXEMPTIVE          In cases of hardship,  the Chief Compliance  Officer,  Global
PROCEDURE FOR Compliance Manager, the General Counsel, or their respective PERSONAL TRADING designees can grant exemptions from the personal trading restrictions  in this Code.  The decision  will be based on a determination  that a hardship exists and the transaction for which  an  exemption  is  requested  would  not  result  in a conflict  with our  clients'  interests  or violate any other policy  embodied  in this  Code.  Other  factors  that may be considered  include:  the  size  and  holding  period  of the
                   Employee's    position   in   the   security,    the   market
                   capitalization of the issuer, the liquidity of the security, the amount and timing of client trading in the same or a related security, and other relevant factors.

                   Any Employee seeking an exemption should submit a written request to the Chief Compliance Officer, Global Compliance Manager or the General Counsel, setting forth the nature of the hardship along with any pertinent facts and reasons why the employee believes that the exemption should be granted. Employees are cautioned that exemptions are intended to be exceptions, and repetitive requests for exemptions by an Employee are not likely to be granted.

                   Records of the approval of exemptions and the reasons for granting exemptions will be maintained by the Compliance Group.

-----------------  -------------------------------------------------------------
REPORTING AND Records of personal securities transactions by Employees and CERTIFICATION their immediate family members will be maintained. All
REQUIREMENTS       Employees  are  subject  to  the   following   reporting  and
                   certification requirements:

                   Wellington Management Company, LLP
                   Wellington Trust Company, NA
                   Wellington Management International Ltd
                   Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                   CODE OF ETHICS


-----------------  -------------------------------------------------------------
                   1
                   Initial Holdings Report
                   New Employees are required to file an Initial Holdings Report and a Disciplinary Action Disclosure form within ten (10)
                   calendar  days  of  joining  the  firm.  New  Employees  must disclose all of their security holdings in Covered Transactions including private placement securities, and Wellington Managed Funds, at this time. New Employees are also required to disclose all of their brokerage accounts or other accounts holding Wellington Managed Funds (including IRA Accounts, 529 Plans, custodial accounts and 401K Plans outside of WRPP) at that time, even if the only securities held in such accounts are mutual funds. Personal trading is prohibited until these reports are filed. The forms can be filed via the COEC that is accessible on the Wellington Management intranet.

                   PLEASE NOTE THAT YOU DO NOT NEED TO REPORT MUTUAL FUNDS OR TRUST COMPANY POOLS HELD WITHIN THE WRPP (THIS INFORMATION WILL BE OBTAINED FROM THE WRPP ADMINISTRATOR); AND YOU NEED NOT REPORT WELLINGTON MANAGED FUNDS THAT ARE MONEY MARKET FUNDS.

                   2
                   Duplicate Brokerage Confirmations and Statements for Covered Transactions Employees may place securities transactions with the broker of their choosing. All Employees must require their securities brokers to send duplicate confirmations of their Covered Transactions and quarterly account statements to the Compliance Group. Brokerage firms are accustomed to providing this service.

                   To arrange for the delivery of duplicate confirmations and quarterly statements, each Employee must complete a Duplicate Confirmation Request Form for each brokerage account that is used for personal securities transactions of the Employee and each account in which the Employee has a beneficial interest and return the form to the Compliance Group. The form can be obtained from the Compliance Group. The form must be completed and returned to the Compliance Group prior to any transactions being placed with the broker. The Compliance Group will process the request with the broker in order to assure delivery of the confirmations and quarterly statements directly to the Compliance Group and to preserve the confidentiality of this information. When possible, the duplicate confirmation requirement will be satisfied by

                   Wellington Management Company, LLP
                   Wellington Trust Company, NA
                   Wellington Management International Ltd
                   Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                   CODE OF ETHICS


-----------------  -------------------------------------------------------------
                   electronic means. Employees should not send the completed forms to their brokers directly.

                   If under local market practice, brokers are not willing to deliver duplicate confirmations and/or quarterly statements to the Compliance Group, it is the Employee's responsibility to provide promptly the Compliance Group with a duplicate confirmation (either a photocopy or facsimile) for each trade and quarterly statement.

                   3
                   Duplicate Annual Statements for Wellington Managed Funds. Employees must provide duplicate Annual Statements to the Compliance Group with respect to their holdings in Wellington Managed Funds.

                   4
                   Quarterly Reporting of Transactions and Brokerage Accounts SEC rules require that a quarterly record of all personal securities transactions be submitted by each person subject to the Code's requirements within 30 calendar days after the end of each calendar quarter and that this record be available for inspection. To comply with these SEC rules, every Employee must file a quarterly personal securities transaction report electronically utilizing the COEC accessible to all Employees via the Wellington Management intranet by this deadline.

                   AT THE END OF EACH CALENDAR QUARTER, EMPLOYEES WILL BE REMINDED OF THE SEC FILING REQUIREMENT. AN EMPLOYEE THAT FAILS TO FILE WITHIN THE SEC'S 30 CALENDAR DAY DEADLINE WILL, AT A MINIMUM, BE PROHIBITED FROM ENGAGING IN PERSONAL TRADING UNTIL THE REQUIRED FILINGS ARE MADE AND MAY GIVE RISE TO OTHER SANCTIONS.

                   Transactions during the quarter as periodically entered via the COEC by the Employee are displayed on the Employee's reporting screen and must be affirmed if they are accurate. Holdings not acquired through a broker and certain holdings that were not subject to pre-clearance (as described below) must also be entered by the Employee.

                   ALL EMPLOYEES ARE REQUIRED TO SUBMIT A QUARTERLY REPORT, EVEN IF THERE WERE NO REPORTABLE TRANSACTIONS DURING THE QUARTER. THE QUARTERLY REPORT MUST INCLUDE TRANSACTION INFORMATION
                   REGARDING:

                   Wellington Management Company, LLP
                   Wellington Trust Company, NA
                   Wellington Management International Ltd
                   Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                   CODE OF ETHICS


-----------------  -------------------------------------------------------------
                      all Covered Transactions (as defined on page 8);
                      all Wellington Managed Funds (as defined on page 5);
                      any new brokerage account established during the quarter including the name of the broker, dealer or bank and the date the account was established;
                      non-volitional transactions (as described on page 13); and gift transactions (as described on page 13).

                   Transactions in Wellington Managed Funds and non-volitional transactions must be reported even though pre-clearance is not required. For non-volitional transactions, the nature of the transaction must be clearly specified in the report. Non-volitional transactions include automatic dividend reinvestment and stock purchase plan acquisitions, gifts of securities to and from the Employee, and transactions that result from corporate actions applicable to all similar security holders (such as splits, tender offers, mergers, stock dividends).

                   5
                   Annual Holdings Report
                   SEC Rules also require that each Employee file, on an annual basis, a schedule indicating their personal securities holdings as of December 31 of each year by the following February 14th. SEC Rules require that this report include the title, number of shares and principal amount of each security held in an Employee's personal account and the accounts for which the Employee has a beneficial interest, and the name of any broker, dealer or bank with whom the Employee maintains an account. "Securities" for purposes of this report are Covered Transactions, Wellington Managed Funds and those that must be reported as indicated in the prior section.

                   Employees   are  also  required  to  disclose  all  of  their
                   brokerage accounts at this time, even if the only securities held in such accounts are mutual funds.

                   6
                   Quarterly Certifications
                   As part of the quarterly reporting process on the COEC, Employees are required to confirm their compliance with the provisions of this Code of Ethics. In addition, each Employee is also required to identify any issuer for which the Employee owns more than 0.5% of the outstanding securities.

                   Wellington Management Company, LLP
                   Wellington Trust Company, NA
                   Wellington Management International Ltd
                   Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                   CODE OF ETHICS


-----------------  -------------------------------------------------------------
                   7
                   Annual Certifications
                   As part of the annual reporting process on the COEC, each Employee is required to certify that:
                      The Employee has read the Code and understands its terms and requirements;
                      The Employee has complied with the Code during the course of his or her association with the firm;
                      The Employee has disclosed and reported all personal securities transactions and brokerage accounts required to be disclosed or reported;
                      The Employee will continue to comply with the Code in the future;
                      The Employee will promptly report to the Compliance Group, the General Counsel, or the Chair of the Ethics Committee any violation or possible violation of the Code of which the Employee becomes aware; and ? The Employee understands
                      that  a   violation   of  the  Code  may  be  grounds  for
                      disciplinary action or termination and may also be a violation of federal and/or state securities laws.

                   8
                   Review of Reports and Additional Requests
                   All reports filed in accordance with this section will be maintained and kept confidential by the Compliance Group. Such reports will be reviewed by the Chief Compliance Officer or his/her designee. The firm may request other reports and certifications from Employees as may be deemed necessary to comply with applicable regulations and industry best practices.

-----------------  -------------------------------------------------------------
GIFTS, TRAVEL AND  Occasionally,   an   Employee   may  be   offered   gifts  or
ENTERTAINMENT entertainment opportunities by clients, brokers, vendors or OPPORTUNITIES, AND other organizations with whom the firm transacts business. SENSITIVE PAYMENTS The giving and receiving of gifts and opportunities to travel and attend entertainment events from such sources are subject to the general principles outlined below and are permitted only under the circumstances specified in this section of the Code.

                   1
                   GENERAL PRINCIPLES APPLICABLE TO GIFTS, TRAVEL AND ENTERTAINMENT OPPORTUNITIES, AND SENSITIVE PAYMENTS
                      An Employee cannot give or accept a gift or participate in an entertainment opportunity if the frequency and/or value of the gift or entertainment opportunity may be considered excessive or extravagant.

                   Wellington Management Company, LLP
                   Wellington Trust Company, NA
                   Wellington Management International Ltd
                   Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                   CODE OF ETHICS


-----------------  -------------------------------------------------------------
                      An Employee cannot give or receive a gift, travel and entertainment opportunity or sensitive payment if, in doing so, it would create or appear to create a conflict with the interests of our clients or the firm, or have a detrimental impact on the firm's reputation.
                      With regard to gifts and entertainment opportunities covered and permitted under the Code, under no circumstances is it acceptable for an Employee to resell a gift or ticket to an entertainment event.

                   2
                   ACCEPTING GIFTS
                   The only gift (other than entertainment tickets) that may be accepted by an Employee is a gift of nominal value (i.e. a gift whose reasonable value is no more than $100) and promotional items (e.g. pens, mugs, t-shirts and other logo bearing items). Under no circumstances may an Employee accept a gift of cash, including a cash equivalent such as a gift certificate, bond, security or other items that may be readily converted to cash.

                   Acceptance of a gift that is directed to Wellington Management as a firm should be cleared with the Employee's Business Manager. Such a gift, if approved, will be accepted on behalf of, and treated as the property of, the firm.

                   If an Employee receives a gift that is prohibited under the Code, it must be declined or returned in order to protect the reputation and integrity of Wellington Management. Any question as to the appropriateness of any gift should be directed to the Chief Compliance Officer, the General Counsel or the Chair of the Ethics Committee.

                   3
                   ACCEPTING TRAVEL AND ENTERTAINMENT OPPORTUNITIES AND TICKETS Wellington Management recognizes that occasional participation in entertainment opportunities with representatives from organizations with whom the firm transacts business, such as clients, brokers, vendors or other organizations, can be useful relationship building exercises. Examples of such entertainment opportunities are: lunches, dinners, cocktail parties, golf outings or regular season sporting events.

                   Accordingly, OCCASIONAL participation by an Employee in such entertainment opportunities for legitimate business purposes is permitted provided that:

                                                                        Paqge 19

                   Wellington Management Company, LLP
                   Wellington Trust Company, NA
                   Wellington Management International Ltd
                   Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                   CODE OF ETHICS


-----------------  -------------------------------------------------------------
                      a representative from the hosting organization attends the event with the Employee;

                      the primary purpose of the event is to discuss business or build a business relationship;

                      the Employee demonstrates high standards of personal behavior;

                      participation complies with the following requirements for
                      entertainment   tickets,   lodging,   car  and   limousine
                      services, and air travel.

                   ENTERTAINMENT TICKETS

                   An Employee occasionally may accept ONE TICKET to an entertainment event ONLY IF THE HOST WILL ATTEND THE EVENT WITH THE EMPLOYEE AND THE FACE VALUE OF THE TICKET OR ENTRANCE FEE IS $200 OR LESS, not including the value of food that may be provided to the Employee before, during, or after the event. An Employee is required to obtain prior approval from his or her Business Manager before accepting any other entertainment opportunity.

                   An Employee is strongly discouraged from participating in the following situations and may not participate unless PRIOR approval from his/her Business Manager is obtained:

                      the entertainment ticket has a face value above $200; if approved by a Business Manager, the Employee is required to reimburse the host for the full face value of the ticket;
                      the Employee wants to accept more than one ticket; if approved by a Business Manager, the Employee is required to reimburse the host for the aggregate face value of the tickets regardless of each ticket's face value;
                      the entertainment event is unusual or high profile (e.g., a major sporting event); if approved by a Business
                      Manager, the Employee is required to reimburse the host for the full face value of the ticket regardless of what the face value might be;
                      the host has extended an invitation to the entertainment event to numerous Employees.

                   Business Managers must clear their own participation in the above situations with the Chief Compliance Officer or Chair of the Ethics Committee.

                   EACH EMPLOYEE MUST FAMILIARIZE HIMSELF/HERSELF WITH, AND ADHERE TO, ANY ADDITIONAL POLICIES AND PROCEDURES REGARDING ENTERTAINMENT OPPORTUNITIES AND TICKETS THAT MAY BE ENFORCED BY HIS/HER BUSINESS MANAGER.

                   Wellington Management Company, LLP
                   Wellington Trust Company, NA
                   Wellington Management International Ltd
                   Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                   CODE OF ETHICS


-----------------  -------------------------------------------------------------
                   LODGING

                   An Employee is not permitted to accept a gift of lodging in connection with any entertainment opportunity. Rather, an
                   Employee must pay for his/her own lodging expense in connection with any entertainment opportunity. If an Employee participates in an entertainment opportunity for which lodging is arranged and paid for by the host, the Employee must reimburse the host for the equivalent cost of the lodging, as determined by Wellington Management's Travel Manager. It is the Employee's responsibility to ensure that the host accepts the reimbursement and whenever possible, arrange for reimbursement PRIOR to attending the entertainment event. Lodging connected to an Employee's business travel will be paid for by Wellington.

                   CAR AND LIMOUSINE SERVICES
                   An Employee must exercise reasonable judgment with respect to accepting rides in limousines and with car services. Except where circumstances warrant (e.g., where safety is a concern), an Employee is discouraged from accepting limousine and car services paid for by a host when the host is not present.

                   AIR TRAVEL
                   An Employee is not permitted to accept a gift of air travel in connection with any entertainment opportunity. Rather, an Employee must pay for his/her own air travel expense in connection with any entertainment opportunity. If an Employee participates in an entertainment opportunity for which air travel is arranged and paid for by the host, the Employee must reimburse the host for the equivalent cost of the air travel, as determined by Wellington Management's Travel Manager. It is the Employee's responsibility to ensure that the host accepts the reimbursement and whenever possible, arrange for reimbursement prior to attending the entertainment event. Use of private aircraft or charter flights arranged by the host for entertainment related travel is prohibited. Air travel that is connected to an Employee's business travel will be paid for by Wellington Management.

                   4
                   SOLICITATION OF GIFTS, CONTRIBUTIONS, OR SPONSORSHIPS
                   An Employee may not solicit gifts, entertainment tickets, gratuities, contributions (including charitable contributions), or sponsorships from brokers, vendors, clients or companies in which the firm invests or conducts research. Similarly, an Employee is prohibited from making such requests through Wellington Management's Trading Department or any other

                   Wellington Management Company, LLP
                   Wellington Trust Company, NA
                   Wellington Management International Ltd
                   Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                   CODE OF ETHICS


-----------------  -------------------------------------------------------------
                   Wellington Management Department or employee (this prohibition does not extend to personal gifts or offers of Employee owned tickets between Employees).

                   5
                   GIVING GIFTS (other than Entertainment Opportunities)
                   In appropriate circumstances, it may be acceptable for the firm or its Employees to extend gifts to clients or others who do business with Wellington Management. Gifts of cash (including cash equivalents such as gift certificates, bonds, securities or other items that may be readily converted to cash) or excessive or extravagant gifts, as measured by the total value or quantity of the gift(s), are prohibited. Gifts with a face value in excess of $100 must be cleared by the Employee's Business Manager.

                   An Employee should be certain that the gift does not give rise to a conflict with client interests, or the appearance of a conflict, and that there is no reason to believe that the gift violates any applicable code of conduct of the recipient. Gifts are permitted only when made in accordance with applicable laws and regulations, and in accordance with generally accepted business practices in the various countries and jurisdictions where Wellington Management does business.

                   6
                   GIVING ENTERTAINMENT OPPORTUNITIES
                   An Employee is not permitted to source tickets to entertainment events from Wellington Management's Trading Department or any other Wellington Management Department or employee, brokers, vendors, or other organizations with whom the firm transacts business (this prohibition does not extend to personal gifts or offers of Employee owned tickets between Employees). Similarly, an Employee is prohibited from sourcing tickets on behalf of clients or prospects from ticket vendors.

                   CLIENT EVENTS AND ENTERTAINMENT ORGANIZED, HOSTED AND ATTENDED BY ONE OR MORE WELLINGTON MANAGEMENT EMPLOYEES ARE NOT SUBJECT TO THIS PROHIBITION AND ARE OUTSIDE THE SCOPE OF THIS CODE.

                   Wellington Management Company, LLP
                   Wellington Trust Company, NA
                   Wellington Management International Ltd
                   Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                   CODE OF ETHICS


-----------------  -------------------------------------------------------------
                   7
                   SENSITIVE PAYMENTS
                   An Employee may not participate on behalf of the firm, a subsidiary, or any client, directly or indirectly, in any of the following transactions:
                      Use of the firm's name or funds to support political candidates or issues, or elected or appointed government officials;
                      Payment or receipt of bribes, kickbacks, or payment or receipt of any money in violation of any law applicable to the transaction;
                      Payments to government officials or government employees that are unlawful or otherwise not in accordance with regulatory rules and generally accepted business practices of the governing jurisdiction.

                   An Employee making contributions or payments of any kind may do so in his/her capacity as an individual, but may not use or in any way associate Wellington Management's name with such contributions or payments (except as may be required under applicable law). Employees should be mindful of these general principals when making donations to charities sponsored by clients.

                   8
                   QUESTIONS AND CLARIFICATIONS

                   Any question as to the appropriateness of gifts, travel and entertainment opportunities, or payments should be discussed with the Chief Compliance Officer, Global Compliance Manager, the General Counsel, or the Chair of the Ethics Committee.

-----------------  -------------------------------------------------------------
OTHER ACTIVITIES   OUTSIDE ACTIVITIES

                   All outside business affiliations (e.g., directorships, officerships or trusteeships) of any kind or membership in investment organizations (e.g., an investment club) must be approved by an Employee's Business Manager and cleared by the Chief Compliance Officer, the General Counsel or the Chair of the Ethics Committee prior to the acceptance of such a position to ensure that such affiliations do not present a conflict with our clients' interests. New Employees are required to disclose all outside business affiliations to their Business Manager upon joining the firm. As a general matter, directorships in public companies or companies that may reasonably be expected to become public companies will not be authorized because of the potential for conflicts that may impede our freedom to act in the best interests of clients. Service with charitable organizations generally will be authorized, subject to considerations related to time required during working hours, use of proprietary information and

                   Wellington Management Company, LLP
                   Wellington Trust Company, NA
                   Wellington Management International Ltd
                   Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                   CODE OF ETHICS


-----------------  -------------------------------------------------------------
                   disclosure of potential conflicts of interest. Employees who engage in outside business and charitable activities are not acting in their capacity as employees of Wellington Management and may not use Wellington Management's name.

                   OUTSIDE EMPLOYMENT
                   Employees who are officers of the firm may not seek additional employment outside of Wellington Management without the prior written approval of the Human Resources Department. All new Employees are required to disclose any outside employment to the Human Resources Department upon joining the firm.

-----------------  -------------------------------------------------------------
VIOLATIONS OF THE COMPLIANCE WITH THE CODE IS EXPECTED AND VIOLATIONS OF ITS CODE OF ETHICS PROVISIONS ARE TAKEN SERIOUSLY. Employees must recognize that the Code is a  condition  of  employment  with the firm and a serious  violation of the Code or related policies may result in dismissal.  Since many provisions of the Code also reflect provisions of the US  securities  laws,  Employees  should be
                   aware  that   violations   could  also  lead  to   regulatory
                   enforcement  action resulting in suspension or expulsion from
                   the   securities   business,   fines   and   penalties,   and
                   imprisonment.

                   The Compliance Group is responsible for monitoring compliance with the Code. Violations or potential violations of the Code will be considered by some combination of the Chief Compliance Officer, the General Counsel, the Chair of the Ethics Committee and the Vice Chair of the Ethics Committee, who will jointly decide if the violation or potential violation should be discussed with the Ethics Committee, the Employee's Business Manager, and/or the firm's senior management. Further, a violation or potential violation of the Code by an Associate or Partner of the firm will be discussed with the Managing Partners. Sanctions for a violation of the Code may be determined by the Ethics Committee, the Employee's Business Manager, senior management, or the Managing Partners depending on the Employee's position at the firm and the nature of the violation.

                   Transactions that violate the Code's personal trading restrictions will presumptively be subject to being reversed and any profit realized from the position disgorged, unless the Employee establishes to the satisfaction of the Ethics
                   Committee that under the particular circumstances disgorgement would be an unreasonable remedy for the violation. If disgorgement is required, the proceeds shall be paid to any client disadvantaged by the transaction, or to a charitable organization, as determined by the Ethics Committee.

                   Wellington Management Company, LLP
                   Wellington Trust Company, NA
                   Wellington Management International Ltd
                   Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                   CODE OF ETHICS


-----------------  -------------------------------------------------------------

                   Violations  of  the  Code's   reporting   and   certification
                   requirements will result in a suspension of personal trading privileges and may give rise to other sanctions.

-----------------  -------------------------------------------------------------
FURTHER            Questions regarding  interpretation of this Code or questions
INFORMATION        related to  specific  situations  should be  directed  to the
                   Chief Compliance Officer, the General Counsel or the Chair of the Ethics Committee.

                   Revised: January 1, 2005

                                                                      APPENDIX A


APPROVED EXCHANGE TRADED FUNDS

(ETFs  Approved  for  Personal  Trading  Without   Pre-Clearance  and  Reporting
Requirements)

SYMBOL                NAME

RSP                   Rydex S&P Equal Weighted Index
DGT                   streetTRACKS Dow Jones US Global Titan
DSG                   streetTRACKS Dow Jones US Small Cap Growth
DSV                   streetTRACKS Dow Jones US Small Cap Value
ELG                   streetTRACKS Dow Jones US Large Cap Growth
ELV                   streetTRACKS Dow Jones US Large Cap Value
FFF                   streetTRACKS FORTUNE 500 Index
GLD                   streetTRACKS Gold Shares
LQD                   iShares Goldman Sachs $ InvesTop Corporate Bond
SHY                   iShares Lehman 1-3 Year Treasury
IEF                   iShares Lehman 7-10 Year Treasury
TLT                   iShares Lehman 20+ Year Treasury
TIP                   iShares Lehman TIPs
AGG                   iShares Lehman Aggregate
EFA                   iShares MSCI EAFE
EEM                   iShares MSCI Emerging Markets
NY                    iShares NYSE 100
NYC                   iShares NYSE Composite
IJH                   iShares S&P MidCap 400 Index Fund
IJJ                   iShares S&P Midcap 400/BARRA Value
IJK                   iShares S&P Midcap 400/BARRA Growth
IJR                   iShares S&P SmallCap 600 Index Fund
IJS                   iShares S&P SmallCap 600/BARRA Value
IJT                   iShares S&P SmallCap 600/BARRA Growth
IOO                   iShares S&P Global 100
OEF                   iShares S&P 100 Index Fund
ISI                   iShares S&P 1500
IVE                   iShares S&P 500/BARRA Value Index Fund
IVV                   iShares S&P 500 Index Fund
IVW                   iShares S&P 500/BARRA Growth Index Fund
IWB                   iShares Russell 1000 Index Fund
IWD                   iShares Russell 1000 Value Index Fund
IWF                   iShares Russell 1000 Growth Index Fund
IWM                   iShares Russell 2000
IWN                   iShares Russell 2000 Value
IWO                   iShares Russell 2000 Growth
IWP                   iShares Russell Midcap Growth
IWR                   iShares Russell Midcap
IWS                   iShares Russell Midcap Value
IWV                   iShares Russell 3000 Index Fund
IWW                   iShares Russell 3000 Value
IWZ                   iShares Russell 3000 Growth
IYY                   iShares Dow Jones U.S. Total Market Index Fund
JKD                   iShares Morningstar Large Core
JKE                   iShares Morningstar Large Growth

SYMBOL                NAME
JKF                   iShares Morningstar Large Value
JKG                   iShares Morningstar Mid Core
JKH                   iShares Morningstar Mid Growth
JKI                   iShares Morningstar Mid Value
JKJ                   iShares Morningstar Small Core
JKK                   iShares Morningstar Small Growth
JKL                   iShares Morningstar Small Value
VB                    Vanguard Small Cap VIPERs
VBK                   Vanguard Small Cap Growth VIPERs
VBR                   Vanguard Small Cap Value VIPERs
VO                    Vanguard MidCap VIPERs
VTI                   Vanguard Total Stock Market VIPERs
VTV                   Vanguard Value VIPERs
VUG                   Vanguard Growth VIPERs
VXF                   Vanguard Extended Market VIPERs
VV                    Vanguard Large Cap VIPERs



This appendix may be amended at the discretion of the Ethics Committee.

Dated January 1, 2006

Personal Securities Transactions                                      Appendix B


--------------------------------------------------------------------------------
YOU MUST PRE-CLEAR AND REPORT THE FOLLOWING TRANSACTIONS:
--------------------------------------------------------------------------------
Bonds (Including Government Agency Bonds, but excluding Direct Obligations of the U.S. Government )
Municipal Bonds
Stock
Closed-end Funds
Exchange Traded Funds not listed in Appendix A*
Notes
Convertible Securities
Preferred Securities
ADRs
Single Stock Futures
Limited Partnership Interests (INCLUDING HEDGE FUNDS NOT MANAGED BY WMC)
Limited Liability Company Interests (INCLUDING HEDGE FUNDS NOT MANAGED BY WMC) Options on Securities
Warrants
Rights
--------------------------------------------------------------------------------
You Must Report (but Not Pre-clear) the Following Transactions:
--------------------------------------------------------------------------------
Automatic Dividend Reinvestment
Stock Purchase Plan Acquisitions
Corporate Actions (splits, tender offers, mergers, stock dividends, etc.) Open-end Mutual Funds (other than money market funds) and variable insurance products advised or sub-advised by WMC, including offshore funds ("Wellington Managed Funds")
Transactions in the following ETFs:  DIA, QQQQ, SPY, MDY*
Gifts of securities to you over which you did not control the timing
Gifts of securities from you to a not-for-profit organization, including a private foundation and donor advised fund
Gifts of securities from you to an individual or donee other than a not-for-profit if the individual or donee represents that he/she has no present intention of selling the security
--------------------------------------------------------------------------------
YOU DO NOT NEED TO PRE-CLEAR OR REPORT THE FOLLOWING TRANSACTIONS:
--------------------------------------------------------------------------------
Open-end Mutual Funds not managed by WMC
Offshore Funds not managed by WMC
Variable Insurance Products not managed by WMC
ETFs listed on Appendix A
Direct Obligations of the U.S. Government (including obligations issued by GNMA & PEFCO)
Money Market Instruments
Wellington Trust Company Pools
Wellington Sponsored Hedge Funds
Broad based Stock Index Futures and Options
Securities Futures and Options on Direct Obligations of the U.S. Government Commodities Futures
Foreign Currency Transactions
--------------------------------------------------------------------------------

* Effective January 1, 2006 DIA, QQQQ, SPY and MDY are not on Appendix A. The Chief Compliance Officer and the General Counsel have granted an exemption to the pre-clearance requirement for these ETFs, but transactions in these ETFs need to be reported as part of your quarterly reporting.

--------------------------------------------------------------------------------
PROHIBITED TRANSACTIONS:
--------------------------------------------------------------------------------
HOLDRS
Initial Public Offerings ("IPOs")
--------------------------------------------------------------------------------

This appendix may be amended at the discretion of the Ethics Committee

Dated February 17, 2006




* Effective January 1, 2006 DIA, QQQQ, SPY and MDY are not on Appendix A. The Chief Compliance Officer and the General Counsel have granted an exemption to the pre-clearance requirement for these ETFs, but transactions in these ETFs need to be reported as part of your quarterly reporting.

Gifts and Entertainment                                              Appendix C

--------------------------------------------------------------------------------

ACCEPTING AN INDIVIDUAL   Gifts with a value of $100 Gifts of cash, gift
GIFT                      of less are generally      certificates or other item
                          permitted                  readily convertible to cash
                                                     cannot be accepted. Gifts
                                                     valued at over $100 cannot
                                                     be accepted.
--------------------------------------------------------------------------------
ACCEPTING A FIRM GIFT                                Employee's Business Manager
                                                     must approve prior to
                                                     accepting.
--------------------------------------------------------------------------------
ACCEPTING ENTERTAINMENT   Permissible only if        Discouraged from accepting
OPPORTUNITIES AND TICKETS participation is occasion- ticket or entrance fee with al host is present, event  face value over $200, more
                          has a legitimate business  than one ticket, ticket to
                          purpose, ticket or         high profile or unusual
                          entrance fee has face      event, or event where
                          value of $200 or less,     numerous Wellington
                          event is not unusual or    Employees are invited.
                          high profile or could not  Business Manager approval
                          be deemed excessive        required for above
                                                     situations and Employee
                                                     must pay for ticket.
--------------------------------------------------------------------------------
ACCEPTING LODGING         Employee cannot accept     Employee must pay cost of
                          gift lodging               lodging in connection with
                                                     any entertainment
                                                     opportunity.
--------------------------------------------------------------------------------
ACCEPTING CAR/LIMO        Exercise reasonable        Discouraged from accepting
SERVICE                   judgment and host must be  when host is not present
                          present                    unless safety is a concern
--------------------------------------------------------------------------------
ACCEPTING AIR TRAVEL-     Employee cannot accept     Employee must pay air
COMMERCIAL                gift of air travel         travel expenses in
                                                     connection with any
                                                     entertainment opportunity.
--------------------------------------------------------------------------------
ACCEPTING AIR TRAVEL-     Employee cannot accept     Employee cannot accept
PRIVATE                   gift of private air travel gift of private air travel.
--------------------------------------------------------------------------------
GIVING GIFTS              Gifts to clients valued at Gifts valued at over $100
                          $100 or less are accept-   require approval of
                          able provided gift is not  employee's Business
                          cash or cash equivalent.   Manager.
--------------------------------------------------------------------------------
GIVING ENTERTAINMENT                                 Employee cannot source
OPPORTUNITIES                                        tickets on behalf of
                                                     clients from other
                                                     employees or from ticket
                                                     vendors.
--------------------------------------------------------------------------------